Exhibit 10.9

Certain identified information has been excluded from this exhibit because it is both not material and is the type of information that the registrant treats as private or confidential. [***] indicates that information has been redacted.

Execution Version

AMENDMENT AND RESTATEMENT AGREEMENT

DATED 22 SEPTEMBER 2025

FOR

NSCALE DRIFT II HOLDINGS LTD

AS BORROWER

WITH

MACQUARIE BANK LIMITED (LONDON BRANCH)

ACTING AS AGENT

AND

MACQUARIE BANK LIMITED (LONDON BRANCH)

AS SECURITY AGENT

AND

MACQUARIE BANK LIMITED (LONDON BRANCH)

AS ISSUING BANK

RELATING TO A SENIOR FACILITY

AGREEMENT

ORIGINALLY DATED 12 JUNE 2025

THIS AGREEMENT is dated 22 September 2025 (the "Agreement") and made between:

(1)
NSCALE GLOBAL HOLDINGS LIMITED, a limited liability company incorporated under the laws of England and Wales with company number 15749408 and having its registered office at c/o Zedra Booths Hall, Booths Park 3, Chelford Road, Knutsford, Cheshire, United Kingdom, WA16 8GS (the "Parent");
(2)
NSCALE INTERMEDIATE HOLDINGS LIMITED, a registered private company incorporated under the laws of Jersey with registration number 161657 and having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey ("Intermediate HoldCo");
(3)
NSCALE DRIFT II HOLDINGS LTD (formerly known as NSCALE JV 25-1 HOLDINGS LTD), a limited liability company incorporated under the laws of England and Wales with company number 16408148 and having its registered office at c/o Zedra Booths Hall, Booths Park 3, Chelford Road, Knutsford, Cheshire, United Kingdom, WA16 8GS (the "Borrower");
(4)
NSCALE DRIFT II HOLDINGS AS, a limited liability company incorporated and to be registered and domiciled in Norway and having its registered office at Sam Eydes vei 47, 8160 GLOMFJORD, Norway ("MidCo");
(5)
NSCALE DRIFT II AS, a limited liability company incorporated and domiciled in Norway with company number 935492823 and having its registered office at Sam Eydes vei 47, 8160 GLOMFJORD, Norway ("NewCo");
(6)
THE FINANCIAL INSTITUTIONS listed in Part II of Schedule of the Amended Senior Facility Agreement (as defined below) (the "Original Lenders");
(7)
MACQUARIE BANK LIMITED (LONDON BRANCH) (the "Issuing Bank");
(8)
MACQUARIE BANK LIMITED (LONDON BRANCH) as agent of the other Finance Parties (the "Agent"); and
(9)
MACQUARIE BANK LIMITED (LONDON BRANCH) as security trustee for the Finance Parties (the "Security Agent"),

(each a Party and together the Parties).

IT IS AGREED as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1.
Definitions

In this Agreement:

"Amended Senior Facility Agreement" means the Original Senior Facility Agreement, as amended and restated by this Agreement;

"Effective Date" means the date on which the Agent confirms to the Lenders and the Borrower that it has received each of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Agent;

"Intermediate MidCo" means NScale Investment Holdings Limited, a registered private company incorporated under the laws of Jersey with registration number 161656 and having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey;

"Original Senior Facility Agreement" means the senior facility agreement dated 12 June 2025 between the Parent, the Borrower, MidCo, NewCo, the Original Lenders, the Issuing Bank, the Agent and the Security Agent;

"Share Charge ARA" means the amendment and restatement agreement dated on or about the date hereof between the Parent, Intermediate HoldCo and the Security Agent in relation to the first ranking charge over shares between the Parent, Intermediate HoldCo and the Security Agent dated 12 June 2025; and

"Subordination Deed Accession Deed" means the accession deed dated on or about the date hereof in relation to the subordination deed dated 12 June 2025 between, amongst others, the Parent, the Borrower, Intermediate HoldCo, the Security Agent and the Agent.

1.2.
Incorporation of defined terms
(a)
Unless a contrary indication appears, a term defined in the Original Senior Facility Agreement has the same meaning in this Agreement.
(b)
The principles of construction set out in the Original Senior Facility Agreement shall have effect as if set out in this Agreement.
1.3.
Clauses

In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4.
Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5.
Jersey terms

In this Agreement, where it relates to a person incorporated, established, constituted, formed, which carries on, or has carried on, business, domiciled or has immovable property in Jersey, a reference to:

(a)
a winding up, administration, dissolution or the like includes, without limitation, bankruptcy (as that term is interpreted pursuant to Article 8 of the Interpretation (Jersey) Law 1954), a compromise or arrangement of the type referred to in Article 125 of the Companies (Jersey) Law 1991, any procedure or process referred to in Part 21 of the Companies (Jersey) Law 1991, and any other similar proceedings affecting the rights of creditors generally under Jersey law, and shall be construed so as to include any equivalent or analogous proceedings;
(b)
a receiver, administrative receiver, administrator or the like includes, without limitation, the Viscount of the Royal Court of Jersey, autorisés or any other person performing the same function of each of the foregoing;
(c)
any equivalent or analogous procedure or step being taken in connection with insolvency includes any corporate action, legal proceedings or other formal procedure or step being taken in connection with an application for a declaration of en désastre being made in respect of any assets of such person (or the making of such declaration); and
(d)
a lien, Security or a security interest includes, without limitation, any hypothèque whether conventional, judicial granted or arising by operation of law and any security interest created pursuant to the Security Interests (Jersey) Law 2012 and any related legislation.
1.6.
Designation

In accordance with the Original Senior Facility Agreement, each of the Borrower and the Agent designates this Agreement and the Share Charge ARA as Finance Documents.

2.
REPRESENTATIONS

The Repeating Representations of the Original Senior Facility Agreement are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)
the date of this Agreement; and
(b)
the Effective Date,

and references to "this Agreement" in the Repeating Representations of the Original Senior Facility Agreement should be construed as references to this Agreement and to the Original Senior Facility Agreement and on the Effective Date, to the Amended Senior Facility Agreement.

3.
AMENDMENT AND RESTATEMENT

Subject to the satisfaction of the conditions precedent set forth in Schedule 1 (Conditions Precedent), with effect from the Effective Date, the Original Senior Facility Agreement shall be amended and restated so that it shall be read and be construed for all purposes as set out in Schedule 2 (Amended Senior Facility Agreement) and so that the rights and obligations of the Parties relating to their performance under the Original Senior Facility Agreement from (and including) the Effective Date shall be governed by, and construed in accordance with, the terms of the Amended Senior Facility Agreement.

4.
PERMISSION
4.1.
Request

The Borrower has notified the Agent and Security Agent (on behalf of the Finance Parties) that the Parent Group plans to undergo a reorganisation in connection with the completion of the Series B equity financing (the "Series B Reorg").

4.2.
Consent

The Agent and Security Agent (on behalf of the Finance Parties) consent to the incorporation and transfer (subject to the applicable Security created under the Security Documents) of the shares in NScale Drift II Holdings Ltd to a newly incorporated entity within the Parent Group which becomes the new direct parent company of NScale Drift II Holdings Ltd.

5.
CONDITIONS SUBSEQUENT

The Borrower shall, no later than 30 days after the date of this Agreement, deliver to the Agent, in form and substance satisfactory to it:

(a)
stock transfer forms relating to the shares in the Borrower held by Intermediate HoldCo and signed by Intermediate HoldCo either duly stamped or adjudicated as not subject to stamp duty under section 77 of the Finance Act 1986;
(b)
updated share registers evidencing that (i) the Parent is the sole legal and beneficial owner of Intermediate MidCo; (ii) the Parent and Intermediate MidCo are the sole and beneficial owners of Intermediate HoldCo; and (iii) Intermediate HoldCo is the sole legal and beneficial owner of the Borrower; and
(c)
an executed copy of the share purchase agreement pursuant to which the Parent will sell, and Intermediate HoldCo will purchase, shares in the Borrower.
6.
PRESERVATION OF RIGHTS

The amendment and restatement of the Original Senior Facility Agreement referred to in Clause 3 (Amendment and Restatement) shall be without prejudice to any rights which any of the Finance Parties may have at any time under the Finance Documents in relation to any other circumstance or matter other than as specifically described in the Amended Senior Facility Agreement (and whether or not subsisting at the date of this Agreement).

7.
CONTINUITY AND FURTHER ASSURANCE
7.1.
Continuing obligations

The provisions of the Original Senior Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

7.2.
Confirmation of Security

Each Obligor confirms for the benefit of the Finance Parties, that the Security created by it pursuant to each Security Document to which it is a party shall:

(a)
remain in full force and effect notwithstanding the amendments and restatement referred to in Clause 3 (Amendment and Restatement); and
(b)
continue to secure its Secured Obligations under the Finance Documents as amended (including, but not limited to, under the Amended Senior Facility Agreement).
7.3.
Further assurance

The Borrower, shall, at the request of the Agent and at the Borrower’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

8.
COSTS AND EXPENSES
8.1.
Transaction expenses

The Borrower shall, promptly on demand, pay (or procure there is paid) the Agent and the Security Agent the amount of all reasonable costs and expenses (including legal fees in accordance with engagement letters) reasonably incurred by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection of:

(a)
this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
(b)
any other Finance Documents executed after the date of this Agreement.
9.
MISCELLANEOUS
9.1.
Incorporation of terms

The provisions of clause 35 (Notices), clause 37 (Partial invalidity), clause 38 (Remedies and waivers) and clause 45 (Enforcement) of the Original Senior Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.

9.2.
Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.
GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.
Corporate Authorisations
(a)
A copy of the constitutional documents of the Parent, Intermediate HoldCo and each Obligor and, in the case of Intermediate HoldCo, a copy of all consents to issue shares issued to it under the Control of Borrowing (Jersey) Order 1958 and all other Jersey regulatory approvals, authorisations, consents, licenses, permits or registrations issued to it, or, in respect of the Parent and each Obligor, a certificate of an authorised signatory of the Borrower, certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Senior Facility Agreement have not been amended and remain in full force and effect.
(b)
A copy of a resolution of the board of directors of the Borrower:
(i)
approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;
(ii)
authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(iii)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.
(c)
A copy of a resolution of the board of directors of Intermediate HoldCo:
(i)
approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute, deliver and perform the Finance Documents to which it is a party;
(ii)
authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf;
(iii)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and
(iv)
authorising the Borrower to act as its agent in connection with the Finance Documents.
(d)
A specimen of the signature of each person authorised by the resolutions referred to in paragraphs (b) and (c) above in relation to the Finance Documents and related documents.

(e)
A copy of a resolution signed by all the holders of the issued shares in Intermediate HoldCo, approving the terms of, and the transactions contemplated by, the Finance Documents to which Intermediate HoldCo is a party.
(f)
A certificate of the Borrower (signed by a director) confirming that guaranteeing or securing, as appropriate, the Total Commitments (as defined in Schedule 2 (Amended Senior Facility Agreement)) would not cause any borrowing, guaranteeing, security or similar limit binding on the Parent, any Obligor or Intermediate HoldCo, as applicable, to be exceeded.
(g)
A certificate of an authorised signatory of the Borrower and Intermediate HoldCo certifying that each copy document relating to it (and in the case of the Borrower as Obligors’ Agent, each Obligor) specified in this Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.
2.
Finance Documents
(a)
This Agreement executed by each Obligor, the Parent and Intermediate HoldCo.
(b)
The Subordination Deed Accession Deed executed by Intermediate HoldCo.
(c)
The Share Charge ARA executed by the Parent and Intermediate HoldCo.
3.
Other documents and evidence
(a)
A copy of the up-to-date shareholders’ register of the Borrower, Intermediate HoldCo and the Parent or confirmation, in respect of the Borrower and the Parent, that the shareholder registers previously delivered to the Agent for the purposes of the Original Senior Facility Agreement have not been amended.
(b)
A draft of the share purchase agreement pursuant to which the Parent will sell, and Intermediate HoldCo will purchase, shares in the Borrower.
(c)
A group structure chart which shows the Parent Group.
(d)
Such other evidence or document that the Agent may (acting reasonably) deem necessary or desirable.

SCHEDULE 2

AMENDED SENIOR FACILITY AGREEMENT

$105,000,000

SENIOR FACILITY AGREEMENT

dated 12 June 2025,

as amended and restated on 22 September 2025

for

NSCALE DRIFT II HOLDINGS LTD

with

MACQUARIE BANK LIMITED (LONDON BRANCH)

acting as Agent

MACQUARIE BANK LIMITED (LONDON BRANCH)

acting as Issuing Bank

and

MACQUARIE BANK LIMITED (LONDON BRANCH)

acting as Security Agent

31.	Conduct of Business by the Finance Parties	157
32.	Sharing among the Finance Parties	157
33.	Payment Mechanics	159
34.	Set-Off	164
35.	Notices	164
36.	Calculations and Certificates	167
37.	Partial Invalidity	167
38.	Remedies and Waivers	168
39.	Amendments and Waivers	1168
40.	Confidential Information	177
41.	Bail-In	181
42.	Disclosure of Lender details by Agent	183
43.	Counterparts	185
44.	Governing Law	185
45.	Enforcement	185

Schedule 1 The Original Parties	187
Part I The Original Obligors
Part II The Original Lenders
Schedule 2	188
Conditions precedent
Part I Conditions precedent to Initial Utilisation of a Letter of Credit
Part II Conditions precedent to Initial Utilisation of a Loan
Part III Conditions precedent required to be delivered by an Additional Guarantor
Schedule 3 PART I Utilisation Request Loans	189
PART II Utilisation Request Letters of Credit
Schedule 4 Form of Transfer Certificate	190
193Schedule 5 Form of Assignment Agreement	191
Schedule 6 Form of Accession Deed	192
Schedule 7 LMA Form of Confidentiality Undertaking	193
Schedule 8 Forms of Notifiable Debt Purchase Transaction Notice	194

Part I Form of Notice on Entering into Notifiable Debt Purchase Transaction
Part II Form of Notice on Termination of Notifiable Debt Purchase Transaction / Notifiable Debt Purchase Transaction ceasing to be with Investor Affiliate
Schedule 9 Repayment schedule	195
Schedule 10 Published Rate Contingency Periods	196
Schedule 11 Form of Letter of Credit	197
Schedule 12 Due Diligence Documents	198

THIS AGREEMENT is dated 12 June 2025, as amended and restated pursuant to an amendment and restatement agreement dated 22_ September 2025 and made between:

(1)
NSCALE GLOBAL HOLDINGS LIMITED, a limited liability company incorporated under the laws of England and Wales with company number 15749408 and having its registered office at c/o Zedra Booths Hall, Booths Park 3, Chelford Road, Knutsford, Cheshire, United Kingdom, WA16 8GS (the "Parent");
(2)
NSCALE INTERMEDIATE HOLDINGS LIMITED, a registered private company incorporated under the laws of Jersey with registration number 161657 and having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey ("Intermediate HoldCo");
(3)
NSCALE DRIFT II HOLDINGS LTD (formerly known as NSCALE JV 25-1 HOLDINGS LTD), a limited liability company incorporated under the laws of England and Wales with company number 16408148 and having its registered office at c/o Zedra Booths Hall, Booths Park 3, Chelford Road, Knutsford, Cheshire, United Kingdom, WA16 8GS (the "Borrower");
(4)
NSCALE DRIFT II HOLDINGS AS, a limited liability company incorporated and to be registered and domiciled in Norway and having its registered office at Sam Eydes vei 47, 8160 GLOMFJORD, Norway ("MidCo");
(5)
NSCALE DRIFT II AS, a limited liability company incorporated and domiciled in Norway with company number 935492823 and having its registered office at Sam Eydes vei 47, 8160 GLOMFJORD, Norway ("NewCo");
(6)
THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) as lenders (the "Original Lenders");
(7)
MACQUARIE BANK LIMITED (LONDON BRANCH) (the "Issuing Bank");
(8)
MACQUARIE BANK LIMITED (LONDON BRANCH) as agent of the other Finance Parties (the "Agent"); and
(9)
MACQUARIE BANK LIMITED (LONDON BRANCH) as security trustee for the Finance Parties (the "Security Agent").

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.
DEFINITIONS AND INTERPRETATION
1.1.
Definitions

In this Agreement:

"Acceptable Bank" means:

(a)
a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A-1 or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited or a comparable rating from an internationally recognised credit rating agency;
(b)
any Lender;
(c)
Alpha;
(d)
Sparebanken Norge; or
(e)
any other bank or financial institution approved by the Agent.

"Accession Deed" means a document substantially in the form set out in Schedule 6 (Form of Accession Deed).

"Accounting Principles" means IFRS.

"Accounting Reference Date" means 31 December.

"Actual Service Commencement Date" means the "Actual Service Commencement Date" as defined in the Spring Singapore Customer Contract.

"Additional Guarantor" means a company which becomes an Additional Guarantor in accordance with Clause 28 (Changes to the Obligors).

"Adjusted Free Cash Flow" means, for any calendar month, the Free Cashflow for such calendar month minus both the Scheduled Repayment and the interest payable for that calendar month (by the Borrower under this Agreement and by NewCo under an Intra-Group Loan without double counting).

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

"AI Diffusion Rule" means:

(a)
to the extent applicable and in force, the interim rule published by the US Department of Commerce's Bureau of Industry and Security on 13 January 2025, and the final rule adopted after the public comment period, related to the Framework for Artificial Intelligence Diffusion in the Export Administration Regulations; or
(b)
any law or regulation that amends, re-enacts, replaces or supersedes such rule.

"Alpha" means Alpha FX Limited.

"Annual Financial Statements" has the meaning given to that term in Clause 23 (Information Undertakings).

"Approved Operating Expenses" means, with respect to any calendar month (without double counting):

(a)
the operating expenses of NewCo in the amounts, and under the headings, set out in the Base Case Model paid or payable in that calendar month; plus
(b)
any operating expenses of NewCo approved in writing by the Agent (prior to being incurred) and which are payable in that calendar month; plus
(c)
any taxes payable or paid by NewCo in such calendar month.

"Assignment Agreement" means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

"Availability Period" means:

(a)
subject to paragraph (b) below, the period from and including the Original SFA Date to and including the date falling four Months from the Original SFA Date ("Initial Availability Period"); plus
(b)
provided the Borrower has utilised a Loan in accordance with Clause 4 (Utilisation - Loans) during the Initial Availability Period, the period from and including the first day immediately after the expiry of the Initial Availability Period to and including the date falling two Months from such day.

"Available Commitment" means a Lender's Commitment minus (subject as set out below):

(a)
the amount of its participation in any outstanding Utilisation; and
(b)
in relation to any proposed Utilisation, its participation in any other Utilisations that are due to be made on or before the proposed Utilisation Date,

provided that, that Lender's participation in any Letter of Credit that is due to be repaid or prepaid on or before the proposed Utilisation Date shall not be deducted from that Lender's Commitment.

"Available Facility" means the aggregate for the time being of each Lender's Available Commitment.

"Base Case Model" means the financial model including cashflow projections in agreed form relating to NewCo (for these purposes assuming completion of the purchase of GPU Assets) prepared by the Borrower (including any updates agreed between the Borrower and the Agent) pursuant to Clause 23.3 (Revised Financial Model).

"Board Meetings" has the meaning given to that term in Clause 23.10(a) (Board Observer).

"Board Observer" has the meaning given to that term in Clause 23.10(a) (Board Observer).

"Borrower's Auditors" means BDO or any other firm appointed by the Borrower to act as its statutory auditors.

"Borrower General Account" means the bank account with IBAN [***] held in the name of the Borrower with Alpha in England, provided that any amounts standing to the credit of such account are held in a segregated bank account with Citibank.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in London and Oslo.

"Capital Raise" means a bona fide equity financing round whereby the Parent as issuer raises (in one or more rolling closings of the same equity financing round) cash (including premiums or any other payments into the Parent's capital reserves) pursuant to the issue of shares in the capital of the Parent or any other equity securities (as defined in section 560(1) of the Companies Act 2006, including any SAFEs or convertible loans).

"Cash" means, at any time, cash denominated in NOK, Euro, US$ or sterling in hand or at bank and (in the latter case) credited to an account in the name of an Obligor with an

Acceptable Bank and to which an Obligor is alone (or together with other Obligors) beneficially entitled and for so long as:

(a)
that cash is repayable on demand or within 60 days after the relevant date of calculation;
(b)
repayment of that cash is not contingent on the prior discharge of any other indebtedness of any member of the Group or of any other person whatsoever or on the satisfaction of any other condition;
(c)
there is no Security over that cash except for Transaction Security or any Permitted Security constituted by a netting or set-off arrangement entered into by members of the Group in the ordinary course of their banking arrangements; and
(d)
subject as provided in paragraph (a) above, the cash is freely and immediately available to be applied in repayment or prepayment of the Facility.

"Cash Deposit Account" means the bank account with number [***] held in the name of the Borrower with Alpha in England, provided that any amounts standing to the credit of such account are held in a segregated bank account with Citibank.

"Cash Deposit Amount" means $7,000,000.

"Cash Equivalent Investments" means at any time:

(a)
certificates of deposit maturing within one year after the relevant date of calculation and issued by an Acceptable Bank;
(b)
any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;
(c)
commercial paper not convertible or exchangeable to any other security:
(i)
for which a recognised trading market exists;
(ii)
issued by an issuer incorporated in the United States of America, the United Kingdom, any member state of the European Economic Area or any Participating Member State;
(iii)
which matures within one year after the relevant date of calculation; and
(iv)
which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;
(d)
sterling bills of exchange eligible for rediscount at the Bank of England and accepted by an Acceptable Bank (or their dematerialised equivalent);
(e)
any investment in money market funds which:
(i)
have a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service Limited; and
(ii)
invest substantially all their assets in securities of the types described in paragraphs (a) to (d) above,

to the extent that investment can be turned into cash on not more than 30 days' notice; or

(f)
any other debt security approved by the Majority Lenders,

in each case, denominated in US$, sterling, euro or NOK and to which any Obligor is alone (or together with other Obligors) beneficially entitled at that time and which is not issued or guaranteed by any member of the Group or subject to any Security (other than Security arising under the Transaction Security Documents).

"Central Bank Rate" means:

(a)
the short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or
(b)
if that target is not a single figure, the arithmetic means of:
(i)
the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and
(ii)
the lower bound of that target range.

"Central Bank Rate Adjustment" means in relation to the Central Bank Rate prevailing at close of business on any US Government Securities Business Day, the 20 per cent. trimmed arithmetic mean (calculated by the Agent) of the Central Bank Rate Spread for the five most immediately preceding US Government Securities Business Day for which the Reference Rate was available, excluding the days with the highest (and, if there is more than one highest spread, only one of those highest spreads) and lowest spreads (or, if there is more than one lowest spread, only one of those lowest spreads) to the Central Bank Rate.

"Central Bank Rate Spread" means in relation to any US Government Securities Business Day, the difference (expressed as a percentage rate per annum) calculated by the Agent (or by any other Finance Party which agrees to do so in place of the Agent) of:

(a)
the Reference Rate for that US Government Securities Business Day; and
(b)
the Central Bank Rate prevailing at close of business on that US Government Securities Business Day.

"Change of Control" means:

(a)
that the Parent ceases directly or indirectly to:
(i)
have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(A)
cast, or control the casting of, 100 per cent. of the maximum number of votes that might be cast at a general meeting of the Borrower;
(B)
appoint or remove all of the directors or other equivalent officers of the Borrower; or
(C)
give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply;
(ii)
hold beneficially 75 per cent. of the issued share capital of the Borrower;

or

(b)
any person or group of persons acting in concert gains direct control of the Borrower. For the purposes of this definition:
(i)
"control" of the Borrower means:
(A)
the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(1)
cast, or control the casting of, any votes that might be cast at a general meeting of the Borrower;
(2)
appoint or remove any director or other equivalent officer of the Borrower; or
(3)
give directions with respect to the operating and financial policies of the Borrower with which the directors or other equivalent officers of the Borrower are obliged to comply;

(B)
the holding beneficially of any of the issued share capital of the Borrower; or
(ii)
"acting in concert" means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition directly of shares in the Borrower by any of them, to obtain or consolidate control of the Borrower;

or

(c)
that the Borrower ceases directly or indirectly to:
(i)
have the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:
(A)
cast, or control the casting of, 100 per cent. of the maximum number of votes that might be cast at a general meeting of NewCo;
(B)
appoint or remove all of the directors or other equivalent officers of NewCo; or
(C)
give directions with respect to the operating and financial policies of NewCo with which the directors or other equivalent officers of NewCo are obliged to comply;
(ii)
hold beneficially 100 per cent. of the issued share capital of NewCo.

"Charged Property" means all of the assets of the Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.

"Closing Date" means the date on which the Agent is satisfied that all conditions precedent in Clause 3.1 (Initial conditions precedent) and Clause 3.2 (Further conditions precedent) have been satisfied or waived.

"Code" means the US Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

"Collection Account" means the bank account with number [***] held in the name of NewCo with Sparebanken Norge in Norway.

"Commitment" means:

(a)
in relation to an Original Lender, the amount set opposite its name under the heading "Commitment" in Part II of Schedule 1 (The Original Parties) and the amount of any other Commitment transferred to it under this Agreement; and

(b)
in relation to any other Lender, the amount of the Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

"Confidential Information" means all information relating to the Parent, the Borrower, any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)
any member of the Group or any of its advisers; or
(b)
another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)
is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 40 (Confidential Information); or
(ii)
is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or
(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA as set out in Schedule 7 (LMA Form of Confidentiality Undertaking) or in any other form agreed between the Borrower and the Agent.

"Connectivity Contract" means the agreement entered into between NScale Glomfjord, Pega Nordic AS and Wattn AS dated 3 November 2023.

"Constitutional Documents" means the memorandum and articles of association of the Borrower.

"Cost Cover Letter" means the letter dated 19 May 2025 and entered into between the Agent and the Parent.

"CTA" means the Corporation Tax Act 2009.

"Customer" means:

(a)
Spring Singapore; and
(b)
any person or entity which has entered into or enters into a Customer Contract with NewCo for or in connection with the use of the GPU Assets.

"Customer Contract" means:

(a)
the Spring Singapore Customer Contract; and
(b)
each other services agreement entered into by NewCo in connection with any GPU Assets.

"Data Centre Agreements" means:

(a)
the MSA; and
(b)
any order form and statement of work executed by NewCo and NScale Glomfjord pursuant to the terms of the MSA.

"Debt Purchase Transaction" means, in relation to a person, a transaction where such person:

(a)
purchases by way of assignment or transfer;
(b)
enters into any sub-participation in respect of; or
(c)
enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

any Commitment or amount outstanding under this Agreement.

"Deed of Priority" means the deed of priority to be entered into between the Security Agent and Sandton in relation to the Transaction Security and the Second Ranking Security.

"Deed of Release" means each of the following:

(a)
the deed of release dated 12 June 2025 between the Parent and AF Realizations SÀRL in relation to the shares of the Borrower; and
(b)
the deed of release dated 12 June 2025 between the Parent and Sandton in relation to the shares of the Borrower.

"Default" means an Event of Default or any event or circumstance specified in Clause 25 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Defaulting Lender" means any Lender (other than a Lender which is an Investor Affiliate):

(a)
which has failed to make its participation in a Loan available (or has notified the Agent or the Borrower (which has notified the Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 4.3 (Lenders' participation);
(b)
which has otherwise rescinded or repudiated a Finance Document; or
(c)
with respect to which an Insolvency Event has occurred and is continuing,

"Delegate" means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

"Disposal" has the meaning given to that term in Clause 9.2 (Disposal and Insurance Proceeds, Customer Termination Proceeds and Macquarie Excess Cashflow Payment Amounts).

"Disruption Event" means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or
(b)
the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:
(i)
from performing its payment obligations under the Finance Documents; or
(ii)
from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

"Due Diligence Documents" means the documents set out in Schedule 12 (Due Diligence Documents).

"Early Repayment Date" has the meaning given to that term in Clause 8.3(a) (Voluntary prepayment).

"Eligible Institution" means any Lender or other bank, financial institution, trust, fund or other entity selected by the Borrower and which, in each case, is not an Investor Affiliate, the Parent or a member of the Group.

"Enforcement Action" means in relation to any Liabilities, any action to:

(a)
demand payment, declare prematurely due and payable or otherwise seek to accelerate payment of or place on demand all or any part of such Liabilities;
(b)
recover all or any part of such Liabilities (including by way of set-off (whether by operation of law or otherwise) or combination of accounts);
(c)
exercise or enforce any rights under any guarantee, indemnity or other assurance in relation to (or given in support of) all or any part of such Liabilities;
(d)
exercise or enforce or require the enforcement of any rights under any Security (including, without limitation, the crystallisation (automatic or otherwise) of a floating charge) which secures or purports to secure such Liabilities; or
(e)
apply, petition or vote for (or take any other steps which may lead to) an Insolvency Event in relation to any Obligor or member of the Group or any suspension of payments or moratorium of any Financial Indebtedness of any Obligor or member of the Group or any analogous procedure or step in any jurisdiction; and

provided that the following shall not constitute Enforcement Action:

(i)
the taking of any action (not falling within any of paragraphs (a) – (d) above) necessary to preserve the validity and existence of a Finance Party's claims but to that extent and no further (including the registration of such claims before any court or governmental authority); or
(ii)
any lawful action against any Finance Party (or any agent, trustee or receiver acting on behalf of such Finance Party) to challenge the basis on which any sale or disposal is being implemented pursuant to powers granted under the Transaction Security Documents, provided further that none of the actions listed in paragraphs (i) and (ii) above shall result in an Insolvency Event.

"English Security Documents" means each of the documents listed as being an English Security Document in paragraph 3(e) of Part I of Schedule 2 (Conditions Precedent) and any other document entered into by any Obligor governed by English law or creating or expressed to create any Security over all or any part of its assets in England and Wales in respect of the obligations of any of the Obligors under any of the Finance Documents.

"Environment" means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)
air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)
water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and
(c)
land (including, without limitation, land under water).

"Environmental Claim" means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law.

"Environmental Law" means any applicable law or regulation which relates to:

(a)
the pollution or protection of the Environment;
(b)
the conditions of the workplace; or
(c)
the generation, handling, storage, use, release or spillage of any substance which, alone or in combination with any other, is capable of causing harm to the Environment, including, without limitation, any waste.

"Environmental Permits" means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by any member of the Group.

"EPC Contract" means the engineering, procurement and construction contract to be entered into between NScale Glomfjord and the EPC Contractor for the upgrade and development of the Glomfjord Data Centre in accordance with the Glomfjord Development Plan.

"EPC Contractor" means InfraPartners LLC, a company incorporated and registered in the State of Delaware, USA with registration number 6432019 whose registered office is at 8 The Green St A, Dover, Delaware, USA.

"Equipment Standard Framework Agreement" means the framework agreement for the provision of IT products and services entered into between NScale Glomfjord and the System Integrator dated 3 December 2024.

"Equity Investment" means an equity subscription and/or a subordinated shareholder loan investment, in each case in cash.

"Event of Default" means any event or circumstance specified as such in Clause 25 (Events of Default).

"Expiry Date" means, for a Letter of Credit, the earlier of:

(a)
the last day of its Term; and
(b)
the date on which it has been repaid or prepaid in full.

"Export Control Law" shall mean (a) all applicable export control laws and regulations imposed, administered, or enforced by the US government, including without limitation the Export Administration Regulations (including without limitation the AI Diffusion Rule) and the International Traffic in Arms Regulations; and (b) all applicable export control laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with US laws.

"Facility" means the term loan and letter of credit facility made available under this Agreement as described in Clause 2.1 (The Facility).

"Facility Office" means:

(a)
in respect of a Lender or the Issuing Bank, the office or offices notified by that Lender or the Issuing Bank to the Agent in writing on or before the date it becomes a Lender or the Issuing Bank (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement; or
(b)
in respect of any other Finance Party, the office in the jurisdiction in which it is resident for tax purposes.

"Facility Structuring Fee" means an amount equal to $300,000.

"Fallback Interest Period" means, where an Interest Period greater than one month is agreed between the Agent and the Borrower in a Utilisation Request, one month.

"FATCA" means:

(a)
sections 1471 to 1474 of the Code or any associated regulations;
(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

"FATCA Application Date" means:

(a)
in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)
in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

"FATCA Deduction" means a deduction or withholding from a payment under a Finance Document required by FATCA.

"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.

"Fee Letter" means:

(a)
any letter or letters dated on or about the Original SFA Date between the Agent and the Borrower or the Security Agent and the Borrower or the Issuing Bank and the Borrower setting out any of the fees referred to in Clause 14 (Fees); and
(b)
any agreement setting out fees payable to a Finance Party referred to in Clause 14.5 (Fees payable in respect of a Letter of Credit).

"Finance Document" means this Agreement, any Accession Deed, any Letter of Credit, Fee Letter, the Cost Cover Letter, any Transaction Security Document, the Subordination Deed, the Deed of Priority, any Utilisation Request and any other document designated as a "Finance Document" by the Agent and the Borrower.

"Finance Lease" means any lease or hire purchase contract, a liability under which would, in accordance with the Accounting Principles, be treated as a balance sheet liability.

"Finance Party" means the Agent, the Security Agent, the Issuing Bank or a Lender.

"Financial Indebtedness" means any indebtedness for or in respect of:

(a)
moneys borrowed and debit balances at banks or other financial institutions;
(b)
any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);
(c)
any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d)
the amount of any liability in respect of Finance Leases;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
(f)
any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution in respect of (i) an underlying liability of an entity which is not a member of the Group which liability would fall within one of the other paragraphs of this definition or (ii) any liabilities of any member of the Group relating to any post-retirement benefit scheme;
(g)
any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) before the Maturity Date or are otherwise classified as borrowings under the Accounting Principles;
(h)
any amount of any liability under an advance or deferred purchase agreement if (i) one of the primary reasons behind entering into the agreement is to raise finance or to finance the acquisition or construction of the asset or service in question; or (ii) the agreement is in respect of the supply of assets or services and payment is due more than 60 days after the date of supply;
(i)
any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the Accounting Principles; and
(j)
the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (i) above.

"Financial Year" means the annual accounting period of the Group ending on an Accounting Reference Date.

"Free Cashflow" means, for each calendar month, the positive difference between:

(a)
all Revenues received by NewCo during such calendar month; minus
(b)
the aggregate amount of Approved Operating Expenses and Service Credits for such calendar month.

"Funding Rate" means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 12.3 (Cost of Funds).

"Funds Flow Statement" means a funds flow statement in agreed form.

"General Account" means each of the following:

(a)
the Borrower General Account; and
(b)
the NewCo General Account.

"Glomfjord Data Centre" means the data centre operated by NScale Glomfjord at Sam Eydesvei 47 Glomfjord 8160, Norway.

"Glomfjord Development Plan" means the plan to convert the Glomfjord Data Centre from a crypto currency mining facility into an AI-ready data centre as described in the development plan provided by NScale Glomfjord dated on or about 30 May 2025.

"Glomfjord PO" means the purchase order dated 8 January 2025 between NScale Glomfjord and the EPC Contractor.

"GPU Assets" means GPUs and the 32 Nvidia NVL72 GB200 Servers together with any and all:

(a)
associated equipment and infrastructure, including power distribution units, servers, networking and other infrastructure, equipment and peripherals, operating software associated with such GPUs and associated equipment and infrastructure, including any related licences; and
(b)
all manufacturer, distributor and supplier warranties applicable thereto,

in each case that are purchased by, or transferred to NewCo.

"GPU Asset Equity Portion" means $35,000,000.

"GPU Purchase Contract" means each of the following:

(a)
the asset purchase agreement statement of work "GB200-Norway" dated on or about the Original SFA Date entered into by NewCo and the System Integrator for the purchase of the GPU Assets in accordance with the Equipment Standard Framework Agreement; and
(b)
an asset purchase agreement in relation to the purchase of GPUs between the System Integrator and an OEM,

in each case in form and substance satisfactory to the Agent.

"GPUs" shall mean the 2,304 NVIDIA B200 graphics processing units (SXM model) and such other graphics processing units approved in writing by the Agent.

"Group" means the Borrower and each of its Subsidiaries for the time being.

"Group Structure Chart" means the Group structure chart in the agreed form.

"Guarantor" means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with Clause 28 (Changes to the Obligors).

"Headroom" means, on any Repayment Date, an amount equal to the aggregate of:

(a)
all Scheduled Repayments; and

(b)
all Macquarie Excess Cashflow Payment Amounts,

received by the Agent on behalf of the Lenders and applied or due to be applied in prepayment or repayment of the Loans, less, the aggregate of the Scheduled Repayments due and payable up to and including that Repayment Date.

"Historic Term SOFR" means, in relation to any Loan, the most recent applicable Term SOFR for a period equal in length to three months and which is as of a day which is no more than five days before the Quotation Day.

"HMRC" means His Majesty's Revenue and Customs.

"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.

"IFRS" means UK adopted international accounting standards within the meaning of section 474(1) of the Companies Act 2006 to the extent applicable to the relevant financial statements.

"Impaired Agent" means the Agent at any time when:

(a)
it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;
(b)
the Agent otherwise rescinds or repudiates a Finance Document;
(c)
(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of "Defaulting Lender"; or
(d)
an Insolvency Event has occurred and is continuing with respect to the Agent;

unless, in the case of paragraph (a) above:

(i)
its failure to pay is caused by:
(A)
administrative or technical error; or
(B)
a Disruption Event; and

payment is made within three Business Days of its due date; or

(ii)
the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

"Information Package" means the Base Case Model, the Glomfjord Development Plan and the Due Diligence Documents.

"Initial Intra-Group Loan" means the loans made by the Borrower to NewCo in accordance with an initial intra-group loan agreement dated 12 June 2025 between the Borrower and NewCo.

"Insolvency Event" in relation to an entity means that the entity:

(a)
is dissolved (other than pursuant to a consolidation, amalgamation or merger);
(b)
becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
(c)
makes a general assignment, arrangement or composition with or for the benefit of its creditors;
(d)
institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;
(e)
has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:
(i)
results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
(ii)
is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;
(f)
has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;
(g)
has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);
(h)
seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(i)
has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
(j)
causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or
(k)
takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

"Intellectual Property" means:

(a)
any patents, trademarks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, knowhow and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered; and
(b)
the benefit of all applications and rights to use such assets of each Obligor (which may now or in the future subsist).

"Interest Payment Date" means the tenth day of each Month.

"Interest Period" means, in relation to a Loan, the period starting on the date of drawdown of such Loan (or the end of the preceding Interest Period, as the case may be) and ending on the last day of the calendar month and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.3 (Default Interest).

"Intermediate MidCo" means NScale Investment Holdings Limited, a registered private company incorporated under the laws of Jersey with registration number 161656 and having its registered office at 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade, St. Helier, JE2 3QB, Jersey.

"Interpolated Historic Term SOFR" means, in relation to any Loan, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
the most recent applicable Term SOFR (as of a day which is not more than five days before the Quotation Day) for the longest period (for which Term SOFR is available) which is less than three months; or
(ii)
if no such Term SOFR is available for a period which is less than three months, the most recent SOFR for a day which is no more than five days

(and no less than two US Government Securities Business Days) before the Quotation Day; and
(b)
the most recent applicable Term SOFR (as of a day which is not more than five days before the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds three months.

"Interpolated Term SOFR" means, in relation to any Loan, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)
either:
(i)
the applicable Term SOFR (as of the Quotation Day) for the longest period (for which Term SOFR is available) which is less than three months; or
(ii)
if no such Term SOFR is available for a period which is less than three months, SOFR for the day which is two US Government Securities Business Days before the Quotation Day; and
(b)
the applicable Term SOFR (as of the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds three months.

"Intra-Group Loans" means:

(a)
the Initial Intra-Group Loan;
(b)
the On-loan Intra-Group Loan; and
(c)
any other loan made by the Borrower to NewCo in substantially the form of the Initial Intra-Group Loan or otherwise in form and substance satisfactory to the Agent.

"Intra-Group Services Agreement" means any of the following:

(a)
the management service agreement dated 12 June 2025 between NScale Operations B.V. as provider and NewCo as recipient;
(b)
the management service agreement dated 12 June 2025 between NScale Operations (UK) Limited as provider and NewCo as recipient; and
(c)
any other agreement entered into between (i) the Parent and/or certain other members of the Parent Group, and (ii) NewCo, the Borrower or MidCo, as the case may be,

in each case with respect to certain intra-group services.

"Investor Affiliate" means each Investor, each of its Affiliates, any trust of which any Investor or any of its respective Affiliates is a trustee, any partnership of which any Investor or any of its respective Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, any Investor or any of its respective Affiliates provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by any Investor or any of its respective Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute an Investor Affiliate.

"Investors" means Sandton (or any of its Investor Affiliates) and any other ultimate beneficial owner of 5 per cent. or more of the issued share capital in the Parent and their or any subsequent successors or assigns or transferees.

"ITA" means the Income Tax Act 2007.

"Joint Venture" means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity.

"L/C Fee" means in respect of a Letter of Credit the amount set out in the relevant Fee Letter.

"L/C Proportion" means, in relation to a Lender in respect of a Letter of Credit, the proportion (expressed as a percentage) borne by that Lender's Available Commitment to the relevant Available Facility immediately prior to the issue of that Letter of Credit, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

"Legal Due Diligence" means the legal due diligence referenced in paragraph 5(c) of Part I of Schedule 2 (Conditions precedent).

"Legal Reservations" means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;
(b)
the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;
(c)
any assumptions or qualifications in legal opinions delivered in relation to the Finance Documents; and
(d)
similar principles, rights and defences under the laws of any Relevant Jurisdiction.

"Lender" means:

(a)
any Original Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become a Party as a "Lender" in accordance with Clause 26 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

"Letter of Credit" means a letter of credit, substantially in the form set out in Schedule 11 (Form of Letter of Credit) or in any other form requested by the Borrower and agreed by the Agent (with the prior consent of the Majority Lenders) and the Issuing Bank.

"Liabilities" means all the liabilities of any Obligor to any Finance Party in connection with any of the Finance Documents.

"Limitation Acts" means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

"LMA" means the Loan Market Association.

"Loan" means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan.

"Macquarie Excess Cashflow Payment Amount" means, for each calendar month, the greater of:

(a)
zero; and
(b)
the Adjusted Free Cashflow (or Free Cashflow after all outstanding Loans have been repaid in full) for that calendar month,

minus, the NScale Excess Cashflow Payment Amount for that calendar month.

"Majority Lenders" means a Lender or Lenders whose Commitments aggregate more than 66⅔ per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66⅔ per cent. of the Total Commitments immediately prior to that reduction).

"Margin" means seven point five per cent. per annum.

"Market Disruption Rate" means the Reference Rate.

"Material Adverse Effect" means a material adverse effect on:

(a)
the business, operations, property or financial condition of NewCo and the Obligors taken as whole; or

(b)
the ability of an Obligor to perform its payment obligations under the Transaction Documents; or
(c)
the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of the Transaction Documents or the rights or remedies of any Finance Party under any of the Transaction Documents, provided that no Material Adverse Effect will occur under this paragraph (c) if such material adverse effect is capable of remedy and is remedied to the satisfaction of the Agent within 10 Business Days of the earlier of:
(i)
the Agent giving notice to the Borrower; and
(ii)
the Parent or an Obligor becoming aware of the event or circumstance giving rise to such material adverse effect.

"Material Project Contracts" means:

(a)
each Customer Contract;
(b)
each Data Centre Agreement;
(c)
the Equipment Standard Framework Agreement;
(d)
each GPU Purchase Contract;
(e)
each Intra-Group Services Agreement;
(f)
the Sandton Undertaking; and
(g)
any other agreement mutually agreed upon to be a "Material Project Contract" by the Borrower and the Agent.

"Maturity Date" means the date on which the MOIC Amount has been paid or repaid in full to the Lenders.

"MOIC Amount" shall have the meaning given to that term in Clause 8.5 (Multiple on Invested Capital).

"MOIC Coefficient" means:

(a)
from the Utilisation Date of the Letter of Credit until the date falling 13 months thereafter, 1.15x;
(b)
after the date falling 13 months after the Utilisation Date of the Letter of Credit until the date falling 37 months thereafter, 1.15x plus 0.010416 for each commenced month in such period; and
(c)
after the date falling 37 months after the Utilisation Date of the Letter of Credit, 1.40x,

provided that where action has been taken by the Agent in accordance with Clause 25.18 (Acceleration) the applicable MOIC Coefficient shall be calculated on the date that the Liabilities under the Finance Documents have been discharged in full.

"MOIC Payment Date" means with respect to each calendar month following repayment in full of all Scheduled Repayments, the tenth day of the following Month.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month.

"MSA" means the master services agreement dated 12 June 2025 for the provision of data centre colocation and related services at the Glomfjord Data Centre entered into between NewCo as the customer and NScale Glomfjord as the service provider.

"NewCo General Account" means the bank account with [***] held in the name of NewCo with Alpha in England, provided that any amounts standing to the credit of such account are held in a segregated bank account with Citibank.

"New Lender" has the meaning given to that term in Clause 26 (Changes to the Lenders).

"New Shareholder Injections" means the aggregate amount of Equity Investment subscribed for by any person (other than a member of the Group) for ordinary shares in the

Borrower or for subordinated loan notes or other subordinated debt instruments to the Borrower in the form of Subordinated Debt on terms acceptable to the Majority Lenders.

"Non-Consenting Lender" has the meaning given to that term in Clause 39.6 (Replacement of Lender).

"Norwegian Obligor" means NewCo, MidCo and any Additional Guarantor which is incorporated and registered in Norway.

"Norwegian Security Documents" means each of the documents listed as being a Norwegian Security Document in paragraph 3(f) of Part I of Schedule 2 (Conditions Precedent) and any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in Norway in respect of the obligations of any of the Obligors under any of the Finance Documents.

"Notifiable Debt Purchase Transaction" has the meaning given to that term in paragraph (b) of Clause 27.2 (Disenfranchisement of Investor Affiliates).

"NScale Excess Cashflow Payment Amount" means, with respect to any calendar month, the lesser of:

(a)
10 per cent. of the Free Cashflow for that calendar month; and

(b)
the positive amount of the Adjusted Free Cashflow for that calendar month.

"NScale Glomfjord" means NScale Glomfjord AS, a Norwegian limited liability company with company registration number 924 469 188.

"NScale Group" means the Parent and its Subsidiaries (including the members of the Group) for the time being.

"Obligor" means the Borrower or a Guarantor.

"Obligors' Agent" means the Borrower, appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.3 (Obligors' Agent).

"OEM" means:

(a)
in relation to the central processing units, KAYTUS SYSTEMS PTE. LTD., a company incorporated in Singapore, having its principal place of business at 150 Beach Road, #14-05/08, Gateway West, Singapore 189720;
(b)
in relation to the servers, Aivres Systems, a U.S. corporation with its principal office at 615 N. King Road San Jose, CA 95133; and
(c)
in relation to the GPUs and networking, NVIDIA Corporation, with c/o Corporation Services Company, 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America.

"OFAC" means the Office of Foreign Assets Control of the US Department of Treasury.

"On-loan Intra-Group Loan" means the loans made by the Borrower to NewCo for the purposes of on-lending the proceeds of the Loans.

"Original Financial Statements" means in relation to the Borrower and each other Original Obligor, its opening balance sheet as at 4 June 2025.

"Original Guarantor" means the entities listed in of Part I of Schedule 1 (The Original Parties) as original guarantors.

"Original Jurisdiction" means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the Original SFA Date or, in the case of an Additional Guarantor, as at the date on which that Additional Guarantor becomes Party as a Guarantor.

"Original Obligor" means the Borrower or an Original Guarantor.

"Overdue Scheduled Repayment" has the meaning set out in Clause 25.1 (Non-payment). "Original SFA Date" means 12 June 2025.

"Parent Group" means the Parent and each of its Subsidiaries (other than the members of the Group) for the time being.

"Participating Member State" means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

"Party" means a party to this Agreement.

"Perfection Requirements" means the making or procuring of appropriate registrations, filings, endorsements, notarisations, stampings and/or notifications of the Transaction Security Documents and/or the Security expressed to be created under the Transaction Security Documents determined by the legal advisers to the Agent to be necessary or desirable in any Relevant Jurisdiction for the enforceability or production in evidence of the relevant Transaction Security Document.

"Permitted Disposal" means:

(a)
any sale, lease, licence, transfer or other disposal, which is on arm's length terms:
(i)
made by the Parent or Intermediate HoldCo to an Obligor;
(ii)
constituted by a licence of Intellectual Property rights permitted by Clause 24.28 (Intellectual Property);
(iii)
arising as a result of any Permitted Security or Permitted Transaction; or
(b)
any disposal of an obsolete, defective or redundant GPU Asset provided that such GPU Asset is promptly replaced with a like for like or better GPU asset.

"Permitted Distribution" means:

(a)
the payment of a dividend to the Borrower or any of its wholly-owned Subsidiaries; or
(b)
the payment of any NScale Excess Cashflow Payment Amount.

"Permitted Financial Indebtedness" means Financial Indebtedness arising under:

(a)
a Permitted Loan;
(b)
a Permitted Guarantee; or
(c)
Subordinated Debt.

"Permitted Guarantee" means any guarantee permitted under Clause 24.23 (Financial Indebtedness).

"Permitted Loan" means any Intra-Group Loan provided that any interest payable on an Intra-Group Loan other than the On-loan Intra-Group Loan is (save for any Permitted Payment paid, directly or indirectly, out of NScale Excess Cashflow Payment Amounts) capitalised or on a pay-in-kind basis.

"Permitted Payment" means:

(a)
a payment by NewCo to MidCo in respect of an Intra-Group Loan;
(b)
a payment by MidCo to the Borrower in respect of an Intra-Group Loan;
(c)
a payment by NewCo to the Borrower in respect of an Intra-Group Loan; and
(d)
any payment made by a member of the Group to enable the Borrower to make payments of any fees or other charges due under a Finance Document.

"Permitted Security" means:

(a)
any Security or Quasi-Security constituted by the Transaction Security Documents;
(b)
any Security constituted by the Second Ranking Security Documents provided that such security is subject to the Deed of Priority;
(c)
any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Group; or
(d)
any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group but only so long as (i) such arrangement does not permit credit balances of Obligors to be netted or set off against debit balances of members of the Group which are not Obligors and (ii) such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of members of the Group which are not Obligors.

"Permitted Share Issue" means an issue of ordinary shares by an Obligor to its immediate Holding Company, paid for in full in cash upon issue and which by their terms are not redeemable and where:

(a)
such shares are of the same class and on the same terms as those initially issued by such Obligor;
(b)
such issue does not lead to a Change of Control; and
(c)
such shares are subject to the Transaction Security.

"Permitted Transaction" means any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Transaction Documents.

"Purchase Price" means the purchase price of the GPU Assets in an amount of approximately $140,000,000, and in any event not less than $137,000,000, in accordance with the GPU Purchase Contract.

"Qualifying Lender" has the meaning given to that term in Clause 15 (Tax gross-up and indemnities).

"Quasi-Security" has the meaning given to that term in Clause 24.16 (Negative pledge).

"Quotation Day" means, in relation to any period for which an interest rate is to be determined:

(a)
subject to paragraph (b), two US Government Securities Business Days before the first day of that period (unless market practice differs in the relevant syndicated loan market, in which case the Quotation Day will be determined by the Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)); or
(b)
if the Reference Rate is, or is based on, the Central Bank Rate, two US Government Securities Business Days before the first day of that period.

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

"Reference Rate" means, in relation to any Loan:

(a)
the applicable Term SOFR as of the Quotation Day and for a period equal in length to one month with a two day lookback period; or
(b)
as otherwise determined pursuant to Clause 12.1(Unavailability of Term SOFR),

and if, in either case, that rate is less than zero, the Reference Rate shall be deemed to be zero.

"Related Fund" in relation to a fund (the "first fund"), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

"Relevant Jurisdiction" means, in relation to an Obligor:

(a)
its Original Jurisdiction;

(b)
any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;
(c)
any jurisdiction where a Customer is incorporated to the extent relevant for the Transaction Security; and
(d)
the jurisdiction whose laws govern the perfection of any of the Transaction Security Documents entered into by it.

"Repayment Amount" means at the relevant Repayment Date, the amount set out opposite such date in the Repayment Schedule.

"Repayment Date" means:

(a)
the tenth of each calendar month upon which a schedule payment in respect of the Loans is, or is required to be, paid by the Borrower in accordance with the Repayment Schedule; or
(b)
if earlier, the Maturity Date.

"Repayment Schedule" means the repayment schedule issued by the Agent as set out in Schedule 9 (Repayment schedule) (as updated from time to time as agreed between the Agent and the Borrower).

"Repeating Representations" means each of the representations set out in Clause 22.2 (Status) to Clause 22.7 (Governing law and enforcement), Clause 22.11 (No default), paragraph (e) of Clause 22.12 (No misleading information), Clause 22.13 (Financial Statements), Clause 22.16 (Export Control Laws), Clause 22.19 (Anti-corruption law) to Clause 22.24 (Legal and beneficial ownership), Clause 22.28 (Obligors) to Clause 22.34 (Pensions).

"Reporting Day" means:

(a)
subject to paragraph (b) below, the Quotation Day for the relevant Interest Period; or
(b)
if the Reference Rate is, or is based on, the Central Bank Rate, the date falling one Business Day after the Quotation Day for the relevant Interest Period.

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

"Restricted Party" means a person that is:

(a)
listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List;

(b)
located or resident in, or incorporated or organised under the laws of, or (directly or indirectly) owned or controlled by, or acting on behalf of, a person located or resident in or incorporated or organised under the laws of, a Sanctioned Country;
(c)
otherwise a target of Sanctions ("target of Sanctions" signifying a person with whom a US person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities); or
(d)
acting or purporting to act on behalf of any of the persons listed in (a) and (b) or (c) with which the relevant Person is prohibited from (i) dealing; or (ii) otherwise engaging in any transaction pursuant to any Sanctions.

"Revenues" means in respect of any GPU Assets and/or Customer Contracts, any amount of revenue whatsoever payable, received or recovered in respect of rent, service charges, hire charges, usage fees, price per hour charges, principal or interest for or in connection with a GPU Asset or any other amount owed to NewCo by the relevant Customer or any other third party in connection with GPU Asset or a Customer Contract, including as a result of enforcement of any security, guarantee, other credit support, or any sales proceeds from the sale of any GPU Assets.

"Revised Financial Model" has the meaning given to that term in Clause 23.3 (Revised financial model).

"Sanctioned Country" means a country or territory that is the target of country-wide or territory-wide Sanctions being, as at the date of this Agreement: Cuba, Iran, North Korea, Syria and territories of Ukraine not under the control of the Ukrainian government (the non-governmental controlled areas of Crimea, Donetsk, Zaporizhzhia, Kherson and Luhansk).

"Sanctions" means the economic, financial or trade sanctions, regulations, embargoes and other restrictive measures administered, enacted or enforced by:

(a)
the United States;
(b)
the United Nations;
(c)
the European Union and member states thereof;
(d)
the United Kingdom;
(e)
Australia; or
(f)
the Kingdom of Norway,

or by the respective governmental institutions and agencies of any of the foregoing, including, without limitation, OFAC, the United States Department of Commerce, the UK's Office of Financial Sanctions Implementation of His Majesty's Treasury (OFSI), the Australian Sanctions Office (a part of the Australian Department of Foreign Affairs and

Trade), the United Nations Security Council and Norwegian Agency for Export Control and Sanctions (DEKSA),

(together the "Sanctions Authorities").

"Sanctions List" means any US or non-US sanctions-related restricted party list, including but not limited to OFAC's List of Specially Designated Nationals and Blocked Persons, the EU Consolidated Financial Sanctions List, OFSI's Consolidated List of Financial Sanctions Targets, FIC's Targeted Financial Sanctions or any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions Authorities, each as amended, supplemented or substituted from time to time.

"Sandton" means Sandton Capital Solutions Master Fund V (Delaware), L.P.

"Sandton Undertaking" means the undertaking to be entered into between Sandton, NScale Glomfjord, NewCo and the Agent.

"Scheduled Repayment" means, for any Month, the amount of principal payable by the Borrower (and by NewCo under an Intra-Group Loan) for such Month (and on the Repayment Date for such Month) set out in the Repayment Schedule.

"Second Ranking Security" means the Security created or expressed to be created in favour of Sandton pursuant to the Second Ranking Security Documents.

"Second Ranking Security Documents" means:

(a)
a second ranking English law composite debenture between the Borrower and Sandton; and
(b)
a second ranking charge over the shares in the Borrower between the Parent, Intermediate HoldCo and Sandton.

"Security" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

"Senior Management" means each of Joshua Payne and Ron Huisman.

"Service Credits" means the service credits given to a Customer under a Customer Contract against (and which reduces) the revenues payable by the Customer under such Customer Contract.

"SOFR" means the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).

"Spring Singapore" means Spring (SG) Pte. Ltd., a company incorporated and registered in Singapore with company number 202325236K and its registered office at 1 Raffles Quay, #26-10, South Tower, Singapore 048583.

"Spring Singapore Customer Contract" means the cloud services agreement between Spring Singapore and NewCo governed by English law and entered into on 15 May 2025 relating to the GPUs.

"Subordinated Debt" means any loans by the Parent to Intermediate HoldCo and by Intermediate HoldCo to the Borrower which by their terms are subordinated pursuant to the terms of the Subordination Deed.

"Subordination Deed" means the subordination deed dated 12 June 2025 and entered into between, inter alia, the Agent, the Security Agent, Intermediate HoldCo and the Parent.

"Subsidiary" means a subsidiary within the meaning of section 1159 of the Companies Act 2006 or for the purpose of an entity incorporated (or established) in Norway, within the meaning of section 1-3 of the Norwegian Private Company Act of June 13, 1997, no. 44 (Aksjeloven).

"System Integrator" means Computacenter (UK) Ltd (company number 1584718) whose registered office is at Hatfield Avenue, Hatfield, Hertfordshire, AL10 9TW.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Term" means each period determined under this Agreement for which the Issuing Bank is under a liability under a Letter of Credit.

"Term SOFR" means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate).

"Total Commitments" means the aggregate of the Commitments, being US$105,000,000 at the date of this Agreement.

"Transaction Documents" means the Finance Documents, the Material Project Contracts and the Constitutional Documents.

"Transaction Security" means the Security created or expressed to be created in favour of the Security Agent pursuant to the Transaction Security Documents.

"Transaction Security Documents" means the English Security Documents and the Norwegian Security Documents and any security document entered into pursuant to Clause 27.2(b) (Additional Guarantors).

"Transfer Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower.

"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)
the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)
the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.

"Treasury Transactions" means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

"US" means the United States of America.

"US Government Securities Business Day" means any day other than:

(a)
a Saturday or a Sunday; and
(b)
a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US government securities.

"Utilisation" means a Loan or a Letter of Credit.

"Utilisation Date" means the date of a Utilisation, being the date on which a Loan is to be made or the relevant Letter of Credit is to be issued.

"Utilisation Request" means a notice substantially in the relevant form set out in Schedule 3 (Requests).

"VAT" means:

(a)
any value added tax imposed by the Value Added Tax Act 1994;
(b)
any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(c)
any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b) above, or imposed elsewhere.
1.2.
Construction
(a)
Unless a contrary indication appears, a reference in this Agreement to:
(i)
the "Agent", any "Finance Party", any "Issuing Bank", any "Lender", any "Obligor", any "Party", the "Security Agent" or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with the Finance Documents;
(ii)
a document in "agreed form" is a document which is previously agreed in writing by or on behalf of the Borrower and the Agent or, if not so agreed, is in the form specified by the Agent;
(iii)
"assets" includes present and future properties, revenues and rights of every description;
(iv)
a "Finance Document" or a "Transaction Document" or any other agreement or instrument is a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, novated, supplemented, extended or restated;
(v)
a "group of Lenders" includes all the Lenders;
(vi)
"guarantee" means (other than in Clause 21 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;
(vii)
"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(viii)
the "Interest Period" of a Letter of Credit shall be construed as a reference to the Term of that Letter of Credit;
(ix)
a Lender's "participation" in relation to a Letter of Credit shall be construed as a reference to the relevant amount that is or may be payable by a Lender in relation to that Letter of Credit;

(x)
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);
(xi)
a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;
(xii)
a Utilisation made or to be made to the Borrower includes a Letter of Credit issued on its behalf;
(xiii)
a provision of law is a reference to that provision as amended or re-enacted from time to time; and
(xiv)
a time of day is a reference to London time.
(b)
Section, Clause and Schedule headings are for ease of reference only.
(c)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.
(d)
The Borrower providing "cash cover" for a Letter of Credit means the Borrower paying an amount in the currency of the Letter of Credit to an interest-bearing account and the following conditions being met:
(i)
either:
(A)
the account is in the name of the Borrower and is with the Issuing Bank for which that cash cover is to be provided and until no amount is or may be outstanding under that Letter of Credit, withdrawals from the account may only be made to pay the relevant Finance Party amounts due and payable to it under this Agreement in respect of that Letter of Credit; or
(B)
the account is in the name of the Issuing Bank for which that cash cover is to be provided; and
(ii)
the Borrower has executed documentation in form and substance satisfactory to the Issuing Bank for which that cash cover is to be provided, creating a first ranking security interest, or other collateral arrangement, in respect of the amount of that cash cover.
(e)
A Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived or, if such Event of Default is capable of remedy, has not been remedied to the Agent's satisfaction (acting reasonably).
(f)
The Borrower "repaying" or "prepaying" a Letter of Credit means:
(i)
the Borrower providing cash cover for that Letter of Credit;
(ii)
the maximum amount payable under the Letter of Credit being reduced or cancelled in accordance with its terms; or
(iii)
the Issuing Bank being satisfied that it has no further liability under that Letter of Credit,

and the amount by which a Letter of Credit is repaid or prepaid under paragraphs (i) and (ii) above is the amount of the relevant cash cover, reduction or cancellation.

(g)
An amount borrowed includes any amount utilised by way of Letter of Credit.
(h)
A Lender funding its participation in a Utilisation includes a Lender participating in a Letter of Credit.
(i)
Amounts outstanding under this Agreement include amounts outstanding under or in respect of any Letter of Credit.
(j)
An outstanding amount of a Letter of Credit at any time is the maximum amount that is or may be payable by the Borrower in respect of that Letter of Credit at that time.
(k)
The Borrower's obligation on Utilisations becoming "due and payable" includes the Borrower repaying any Letter of Credit in accordance with paragraph (f) above.
(l)
A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.
1.3.
Norwegian terms

In this Agreement, where it relates to a Norwegian entity, a reference to:

(a)
a composition, assignment or similar arrangement with any creditor includes a gjeldsforhandling, rekonstruksjonsforhandling or konkursbehandling under the Norwegian Bankruptcy Act or the Reconstruction Act (Nw: rekonstruksjonsloven);
(b)
a receiver, compulsory manager, trustee or administrator includes a gjeldsnemd, rekonstruktør or bostyrer under Norwegian law;

(c)
gross negligence means grov uaktsomhet under Norwegian law;
(d)
a guarantee includes any garanti or kausjon under Norwegian law which is independent from the debt to which it relates;
(e)
merger includes any fusjon implemented in accordance with Chapter 13 of the applicable of the Norwegian Public Limited Liability Companies Act (Nw: allmennaksjeloven) and the Norwegian Private Limited Liability Companies Act (Nw: aksjeloven);
(f)
a reconstruction, consolidation or reorganization includes any merger (Nw: fusjon), any contribution of part of its business in consideration of shares (tingsinnskudd) and any demerger (Nw: fisjon) implemented in accordance with the applicable of the Norwegian Public Limited Liability Companies Act (Nw: allmennaksjeloven) and/or the Norwegian Private Limited Liability Companies Act (Nw: aksjeloven);
(g)
a winding up, administration, liquidation or dissolution includes an avvikling, oppløsning or tvangsoppløsning under Chapter 16 of the of the Norwegian Public Limited Liability Companies Act (Nw: allmennaksjeloven) and/or the Norwegian Private Limited Liability Companies Act (Nw: aksjeloven);
(h)
if a Norwegian Obligor is required to hold an amount on trust on behalf of any other party, such Norwegian Obligor shall hold such money on behalf of or as agent for the other party in a separate account and shall promptly pay or transfer the same to the other party or as the other party may direct; and
(i)
the Parties agree that any transfer by novation in accordance with the Finance Documents shall in each case, in relation to any Transaction Security Document governed by Norwegian law be deemed to constitute an assignment (Nw. overdragelse) of the relevant rights and obligations.
1.4.
Jersey terms

In each Finance Document, where it relates to a person incorporated, established, constituted, formed, which carries on, or has carried on, business, domiciled or has immovable property in Jersey, a reference to:

(a)
a winding up, administration, dissolution or the like includes, without limitation, bankruptcy (as that term is interpreted pursuant to Article 8 of the Interpretation (Jersey) Law 1954), a compromise or arrangement of the type referred to in Article 125 of the Companies (Jersey) Law 1991, any procedure or process referred to in Part 21 of the Companies (Jersey) Law 1991, and any other similar proceedings affecting the rights of creditors generally under Jersey law, and shall be construed so as to include any equivalent or analogous proceedings;

(b)
a receiver, administrative receiver, administrator or the like includes, without limitation, the Viscount of the Royal Court of Jersey, autorisés or any other person performing the same function of each of the foregoing;
(c)
any equivalent or analogous procedure or step being taken in connection with insolvency includes any corporate action, legal proceedings or other formal procedure or step being taken in connection with an application for a declaration of en désastre being made in respect of any assets of such person (or the making of such declaration); and
(d)
a lien, Security or a security interest includes, without limitation, any hypothèque whether conventional, judicial granted or arising by operation of law and any security interest created pursuant to the Security Interests (Jersey) Law 2012 and any related legislation
1.5.
Currency symbols and definitions

"$", "US$" and "dollars" denote the lawful currency of the United States of America, "£", "GBP" and "sterling" denote the lawful currency of the United Kingdom, "€", "EUR" and "euro" denote the single currency of the Participating Member States and "NOK" and "Norwegian kroner" denote the lawful currency of the Kingdom of Norway.

1.6.
Third party rights
(a)
Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or enjoy the benefit of any term of this Agreement.
(b)
Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
1.7.
Provision of information by directors

If any provision of a Finance Document requires a director or secretary of any member of the Group to provide any information, to certify any matter or to make any presentation, any such provision, notification or presentation shall, provided that it is made in good faith, be made without personal liability on the part of such director or secretary (other than in the case of fraud, wilful default or gross negligence).

SECTION 2

THE FACILITY

2.
THE FACILITY
2.1.
The Facility

Subject to the terms of this Agreement, the Lenders make available:

(a)
a term loan facility; and
(b)
a letter of credit facility,

in an aggregate amount equal to the Total Commitments.

2.2.
Finance Parties' rights and obligations
(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.
(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in the Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.
(c)
A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.
2.3.
Obligors' Agent
(a)
Each Obligor (other than the Borrower) by its execution of this Agreement or an Accession Deed irrevocably appoints the Borrower (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:
(i)
the Borrower on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and
(ii)
each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Borrower,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' Agent or given to the Obligors' Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors' Agent and any other Obligor, those of the Obligors' Agent shall prevail.
2.4.
Purpose

The Borrower shall apply all amounts borrowed by it towards:

(a)
funding any Facility Structuring Fee; and
(b)
on-lending to NewCo under the On-loan Intra-Group Loan for the purpose of funding up to 75 per cent. of the Purchase Price payable by NewCo,

in each case as described in the Funds Flow Statement.

2.5.
Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

3.
CONDITIONS OF UTILISATION
3.1.
Initial conditions precedent
(a)
The Lenders will only be obliged to comply with Clause 4.3 (Lenders' participation) and/or Clause 5.3 (Issue of a Letter of Credit) in relation to a Utilisation if on or before the relevant Utilisation Date, the Agent has received:
(i)
in the case of the Letter of Credit, all of the documents and other evidence listed in Part I of Schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied; and
(ii)
in the case of the first Utilisation for a Loan, all of the documents and other evidence listed in Part I and Part II of Schedule 2 (Conditions precedent) in form and substance satisfactory to the Agent. The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.
(b)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
3.2.
Further conditions precedent

Subject to Clause 3.1 (Initial conditions precedent), the Lenders will only be obliged to comply with Clause 4.3 (Lenders' participation) and/or Clause 5.3 (Issue of a Letter of Credit), if on the date of a Utilisation Request and on the proposed Utilisation Date:

(a)
no Default is continuing or would result from the proposed Utilisation;
(b)
all the representations and warranties in Clause 22 (Representations) or to be made by each Obligor are true;
(c)
in the case of each Utilisation for a Loan, the Agent has received evidence in form and substance satisfactory to the Agent that:
(i)
the relevant payments milestones under the GPU Purchase Contract have been completed (as agreed between NewCo and the System Integrator);
(ii)
NewCo has received the GPU Asset Equity Portion;
(iii)
NewCo has paid the GPU Asset Equity Portion to the System Integrator;
(iv)
the proceeds of that Loan will be paid directly to the System Integrator towards payment and discharge of the Purchase Price;
(v)
upon utilisation of the Loans, the Purchase Price will have been discharged in full and unencumbered title to the GPU Assets will pass to NewCo;
(vi)
the Loans in aggregate will not amount to more than 75 per cent. of the Purchase Price; and
(vii)
there is a valid and effective Customer Contract in place for the GPU Assets.

3.3.
Maximum number of Utilisations

The Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation more than three Loans and more than one Letter of Credit would be outstanding.

SECTION 3

UTILISATION

4.
UTILISATION - LOANS
4.1.
Delivery of a Utilisation Request for Loans

The Borrower may utilise the Facility by delivery to the Agent of a duly completed Utilisation Request not later than 10 a.m. on the day falling two Business Days prior to the proposed Utilisation Date.

4.2.
Completion of a Utilisation Request for Loans
(a)
A Utilisation Request for a Loan is irrevocable and will not be regarded as having been duly completed unless:
(i)
the proposed Utilisation Date is a Business Day within the Availability Period;
(ii)
the currency specified in a Utilisation Request must be US$;
(iii)
the amount of the proposed Utilisation must be an amount equal to the Available Facility; and
(iv)
the System Integrator's "pay to" bank account details have been included.
(b)
Only three Utilisations for Loans may be requested.
4.3.
Lenders' participation
(a)
If the conditions set out in this Agreement have been met, each Lender shall make its participation in a Loan available by the Utilisation Date through its Facility Office.
(b)
The amount of each Lender's participation in a Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.
4.4.
Limitations on Utilisations

The Facility may only be utilised during the Availability Period.

4.5.
Cancellation of Commitment

Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

5.
UTILISATION – LETTERS OF CREDIT
5.1.
Delivery of a Utilisation Request for Letters of Credit

The Borrower may request a Letter of Credit to be issued by delivery to the Agent of a duly completed Utilisation Request not later than 12 p.m. on the day falling three Business Days prior to the proposed Utilisation Date, or such shorter period as the Agent may agree.

5.2.
Completion of a Utilisation Request for Letters of Credit
(a)
A Utilisation Request for a Letter of Credit is irrevocable and will not be regarded as having been duly completed unless:
(i)
it is in the form set out at Part II of Schedule 3 (Utilisation Request Letters of Credit);
(ii)
it specifies that it is for a Letter of Credit;
(iii)
it identifies the Issuing Bank;
(iv)
the proposed Utilisation Date is a Business Day within the Availability Period;
(v)
the currency specified in a Utilisation Request must be US$;
(vi)
the amount of the proposed Utilisation must be no more than $28,000,000 or, if less, the Available Facility;
(vii)
the form of Letter of Credit is attached;
(viii)
the delivery instructions for the Letter of Credit are specified; and
(ix)
the identity of the beneficiary of the Letter of Credit is the System Integrator.
(b)
Only one Utilisation for a Letter of Credit may be requested.
5.3.
Issue of a Letter of Credit
(a)
If the conditions set out in this Agreement have been met, the Issuing Bank shall issue the Letter of Credit on the Utilisation Date.

(b)
The Issuing Bank will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request and on the proposed Utilisation Date the Repeating Representations to be made by each Obligor are true in all material respects.
(c)
The amount of each Lender's participation in each Letter of Credit will be equal to its L/C Proportion.
(d)
The Issuing Bank has no duty to enquire of any person whether or not any of the conditions set out in paragraph (b) above have been met. The Issuing Bank may assume that those conditions have been met unless it is expressly notified to the contrary by the Agent. The Issuing Bank will have no liability to any person for issuing a Letter of Credit based on such assumption.
(e)
The Issuing Bank is solely responsible for the form of the Letter of Credit that it issues. The Agent has no duty to monitor the form of that document.
(f)
Subject to paragraph (h) of Clause 29.6 (Rights and discretions), each of the Issuing Bank and the Agent shall provide the other with any information reasonably requested by the other that relates to a Letter of Credit and its issue.
(g)
The Issuing Bank may issue a Letter of Credit in the form of a SWIFT message or other form of communication customary in the relevant market but has no obligation to issue that Letter of Credit in any particular form of communication.
5.4.
Reduction or expiry of Letter of Credit

If the amount of any Letter of Credit is wholly or partially reduced or it is repaid or prepaid or it expires prior to its Expiry Date, the Issuing Bank and the Borrower shall promptly notify the Agent of the details upon becoming aware of them.

6.
LETTERS OF CREDIT
6.1.
Immediately Payable

If a Letter of Credit or any amount outstanding under a Letter of Credit is expressed to be immediately payable, the Borrower shall repay or prepay that amount immediately.

6.2.
Claims under a Letter of Credit
(a)
The Borrower irrevocably and unconditionally authorises the Issuing Bank to pay any claim made or purported to be made under a Letter of Credit requested by it and which appears on its face to be in order (in this Clause 6, a "claim").
(b)
The Borrower shall immediately on demand pay to the Agent for the Issuing Bank an amount equal to the amount of any claim.

(c)
The Borrower acknowledges that the Issuing Bank:
(i)
is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim; and
(ii)
deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person.
(d)
The obligations of the Borrower under this Clause 6 will not be affected by:
(i)
the sufficiency, accuracy or genuineness of any claim or any other document; or
(ii)
any incapacity of, or limitation on the powers of, any person signing a claim or other document.
6.3.
Indemnities
(a)
The Borrower shall immediately on demand indemnify the Issuing Bank against any cost, loss or liability incurred by the Issuing Bank (otherwise than by reason of the Issuing Bank's gross negligence or wilful misconduct) in acting as the Issuing Bank under any Letter of Credit requested by the Borrower.
(b)
Each Lender shall (according to its L/C Proportion) immediately on demand indemnify the Issuing Bank against any cost, loss or liability incurred by the Issuing Bank (otherwise than by reason of the Issuing Bank's gross negligence or wilful misconduct) in acting as the Issuing Bank under any Letter of Credit (unless the Issuing Bank has been reimbursed by an Obligor pursuant to a Finance Document).
(c)
The Borrower shall immediately on demand reimburse any Lender for any payment it makes to the Issuing Bank under this Clause 6.3 in respect of that Letter of Credit.
(d)
The obligations of each Lender or the Borrower under this Clause are continuing obligations and will extend to the ultimate balance of sums payable by that Lender or the Borrower in respect of any Letter of Credit, regardless of any intermediate payment or discharge in whole or in part.
(e)
If the Borrower has provided cash cover in respect of a Lender's participation in a Letter of Credit, the Issuing Bank shall seek reimbursement from that cash cover before making a demand of that Lender under paragraph (b) above. Any recovery made by the Issuing Bank pursuant to that cash cover will reduce that Lender's liability under paragraph (b) above.
(f)
The obligations of any Lender or the Borrower under this Clause will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause (without limitation and whether or not known to it or any other person) including:
(i)
any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary under a Letter of Credit or any other person;
(ii)
the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or any member of the Group;
(iii)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor, any beneficiary under a Letter of Credit or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(iv)
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary under a Letter of Credit or any other person;
(v)
any amendment (however fundamental) or replacement of a Finance Document, any Letter of Credit or any other document or security;
(vi)
any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document, any Letter of Credit or any other document or security; or
(vii)
any insolvency or similar proceedings.
6.4.
Rights of contribution

No Obligor will be entitled to any right of contribution or indemnity from any Finance Party in respect of any payment it may make under this Clause 6.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

7.
REPAYMENT
7.1.
The Borrower shall repay the Loans in full by making the required Scheduled Repayment on each Repayment Date in accordance with the Repayment Schedule.
7.2.
Following repayment in full of each Scheduled Repayment due in accordance with the Repayment Schedule, the Borrower will continue to pay Macquarie Excess Cashflow Payment Amounts to the Agent (for the account of the Lenders) on each MOIC Payment Date until the MOIC Amount has been paid or repaid in full. No Default will occur under this Clause 7.2 unless the MOIC Amount has not been paid or repaid in full on the date falling 40 Months after the Original SFA Date.
8.
ILLEGALITY, VOLUNTARY PREPAYMENT AND CANCELLATION
8.1.
Illegality

If, in any applicable jurisdiction, it becomes unlawful for a Lender to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Utilisation or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

(a)
that Lender shall promptly notify the Agent upon becoming aware of that event;
(b)
upon the Agent notifying the Borrower, each Available Commitment of that Lender will be immediately cancelled; and
(c)
to the extent that the Lender's participation has not been transferred pursuant to Clause 39.6 (Replacement of Lender or Issuing Bank), the Borrower shall repay that Lender's participation on the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment(s) shall be immediately cancelled in the amount of the participations repaid.
8.2.
Illegality in relation to Issuing Bank

If it becomes unlawful for the Issuing Bank to issue or leave outstanding any Letter of Credit or it becomes unlawful for any Affiliate of any Issuing Bank for the Issuing Bank to do so, then:

(a)
the Issuing Bank shall promptly notify the Agent upon becoming aware of that event;
(b)
upon the Agent notifying the Borrower, the Issuing Bank shall not be obliged to issue any Letter of Credit;

(c)
the Borrower shall procure that each Obligor shall use its best endeavours to procure the release of each Letter of Credit issued by the Issuing Bank and outstanding at such time on or before the date specified by the Issuing Bank in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law); and
(d)
the Facility shall cease to be available for the issue of Letters of Credit.
8.3.
Voluntary prepayment
(a)
The Borrower may, if it gives the Agent not less than 5 Business Days' or such shorter period as the Majority Lenders may agree prior notice (such notice to specify the intended repayment date (the "Early Repayment Date")) prepay the whole or any part of each Loan (but, if in part, being an amount that reduces the amount of that Loan by a minimum amount of $10,000,000), provided that all fees and other amounts due under this Agreement (including the MOIC Amount) are repaid in full.
(b)
Each Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).
8.4.
Right of cancellation in relation to a Defaulting Lender
(a)
If any Lender becomes a Defaulting Lender, the Borrower may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent five Business Days' notice of cancellation of each Available Commitment of that Lender.
(b)
On the notice referred to in paragraph (a) above becoming effective, each Available Commitment of the Defaulting Lender shall be immediately reduced to zero.
(c)
The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.
8.5.
Multiple on invested capital
(a)
Upon the Facility becoming due and payable in whole (including as a result of such action being taken by the Agent in accordance with Clause 25.18 (Acceleration)) or the Loans otherwise being repaid in full, the Borrower shall pay to the Agent, pro rata to the Commitments of each Lender in respect of the Facility, an amount equal to but without duplication (such amount, the "MOIC Amount") the product of (x) the Total Commitments multiplied by (y) the applicable MOIC Coefficient (being the MOIC Coefficient applicable on the date that all amounts payable under this Agreement have been paid in full by the Borrower) minus:
(i)
without double counting, all interest (excluding default interest to the extent it exceeds the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan) and principal amounts previously paid by the Borrower in cash to the Agent for the account of the Lenders in accordance with Clause 7.1 (Repayment), Clause 8.1 (Illegality), Clause 8.3 (Voluntary prepayment), Clause 9.2 (Disposal and Insurance Proceeds, Customer Termination Proceeds and Macquarie Excess Cashflow Payment Amounts) and Clause 10 (Interest);
(ii)
all L/C Fees in excess of $1,500,000; and
(iii)
all cash recoveries received by the Security Agent (net of all fees, costs and expenses incurred by the Security Agent) from the enforcement of the Transaction Security.
(b)
After the MOIC Amount becoming immediately due and payable in accordance with paragraph (a) above, the Borrower will pay such premium, as compensation to the Lenders for the loss of their investment opportunity and not as a penalty, whether or not an Insolvency Event has occurred in relation to the Borrower, and (if an Insolvency Event has commenced) without regard to whether such Insolvency Event is voluntary or involuntary, or whether payment occurs pursuant to a motion, plan of reorganization, or otherwise, and without regard to whether the Loans are satisfied or released by foreclosure (whether or not by power of judicial proceeding), deed in lieu of foreclosure or by any other means. Any redemption, prepayment, repayment, or payment of a Loan following an Insolvency Event shall require the immediate payment of the MOIC Amount.
9.
MANDATORY PREPAYMENT AND CANCELLATION
9.1.
Exit

Upon the occurrence of:

(a)
a Change of Control; or
(b)
the sale of all or substantially all of the assets of the Group whether in a single transaction or a series of related transactions,

(each, an "Exit Event") the Facility will be immediately cancelled and shall immediately cease to be available for further utilisation and the applicable Repayment Amount (as at the date of the occurrence of the Exit Event) and other amounts under the Finance Documents (including any MOIC Amount), shall become immediately due and payable.

9.2.
Disposal and Insurance Proceeds, Customer Termination Proceeds and Macquarie Excess Cashflow Payment Amounts
(a)
For the purposes of this Clause 9.2 and Clause 9.3 (Application of mandatory prepayments and cancellations):

"Customer Termination Proceeds" means the proceeds of a claim against, or amounts otherwise paid by, a Customer or any of its Affiliates (or any employee, officer or adviser) in relation to or as a consequence of an early termination of a

Customer Contract and after deducting any reasonable expenses which are incurred by any member of the Group to persons who are not members of the Group.

"Disposal" means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions).

"Disposal Proceeds" means the consideration received by any member of the Group (including any amount receivable in repayment of intercompany debt) for any Disposal made by any member of the Group and after deducting:

(i)
any reasonable expenses which are incurred by any member of the Group with respect to that Disposal to persons who are not members of the Group; and
(ii)
any Tax incurred (or properly reserved for in accordance with the Accounting Principles) and required to be paid in connection with that Disposal (as reasonably determined, on the basis of existing rates and taking account of any available credit, deduction or allowance).

"Excluded Insurance Proceeds" means any proceeds of an insurance claim which the Borrower notifies the Agent are, or are to be, applied:

(i)
to meet a third party claim;
(ii)
to cover operating losses in respect of which the relevant insurance claim was made; or
(iii)
in the replacement, reinstatement and/or repair of the assets,

in each case as soon as possible (but in any event within 30 days, or such longer period as the Majority Lenders may agree) after receipt.

"Insurance Proceeds" means the proceeds of any insurance claim received by a member of the Group in cash under any insurance maintained by any member of the Group except for Excluded Insurance Proceeds and after deducting any reasonable fees, costs and expenses in relation to that claim which are incurred by any member of the Group and their respective delegates to persons who are not members of the Group.

(b)
The Borrower shall, until such time as the Repayment Amount has been paid in full in accordance with Clause 7 (Repayment), prepay the Loans in amounts equal to the following amounts at the times and in the order of application contemplated by Clause 9.3 (Application of mandatory prepayments and cancellations):
(i)
the amount of any Customer Termination Proceeds;
(ii)
the amount of any Disposal Proceeds;
(iii)
the amount of any Insurance Proceeds; and
(iv)
any Macquarie Excess Cashflow Payment Amount.
9.3.
Application of mandatory prepayments and cancellations
(a)
A prepayment of or cancellation made under Clause 9.2 (Disposal and Insurance Proceeds, Customer Termination Proceeds and Macquarie Excess Cashflow Payment Amounts) shall be applied in prepayment of the Repayment Amounts in inverse order of maturity and after all outstanding Loans have been repaid in full, on each MOIC Payment Date towards payment of the MOIC Amount in accordance with Clause 8.5 (Multiple on invested capital).
(b)
The Borrower shall prepay the Loans rateably at the following times:
(i)
in the case of any prepayment relating to the amounts of Disposal Proceeds, Insurance Proceeds or Customer Termination Proceeds, promptly upon receipt of those proceeds and in any event within 3 Business Days of receiving such proceeds; and
(ii)
in the case of any prepayment relating to any Macquarie Excess Cashflow Payment Amount within five Business Days of each relevant Month.
9.4.
Excluded proceeds

Where Excluded Insurance Proceeds include amounts which are intended to be used for a specific purpose within a specified period (as set out in the relevant definition of Excluded Insurance Proceeds), the Borrower shall ensure that those amounts are used for that purpose and, if requested to do so by the Agent, shall promptly deliver a certificate to the Agent at the time of such application and at the end of such period confirming the amount (if any) which has been so applied within the requisite time periods provided for in the relevant definition.

10.
INTEREST
10.1.
Calculation of Interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)
Margin; and
(b)
Reference Rate.
10.1.
Payment of Interest

The Borrower shall pay accrued interest on each Loan on the Interest Payment Date following each Interest Period.

10.3.
Default Interest
(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is two per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this Clause 10.3 shall be immediately payable by the Obligor on demand by the Agent.
(b)
If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:
(i)
the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and
(ii)
the rate of interest applying to the overdue amount during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.
(c)
Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.
10.4.
Notification of Rates of Interest
(a)
The Agent shall promptly notify the relevant Lenders and the Borrower of the determination of a rate of interest under this Agreement.

(b)
The Agent shall promptly notify the Borrower of each Funding Rate relating to a Loan.
11.
INTEREST PERIODS
11.1.
Interest Periods

The period for which each Loan is outstanding shall be divided into successive Interest Periods, each of which (other than the first Interest Period for that Loan, which shall begin on its Utilisation Date) shall start on the last day of such preceding period.

11.2.
Duration
(a)
The last day of an Interest Period for a Loan shall be the earlier of:
(i)
the date falling one Month after the first day of that Interest Period;
(ii)
the last day of an Interest Period of any other Loan under that Facility; and
(iii)
the first Repayment Date under that Facility falling after the first day of that Interest Period.
(b)
No Interest Period for a Loan shall extend beyond the Maturity Date.
11.3.
Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

11.4.
Consolidation of Loans

If two or more Interest Periods relate to Loans and end on the same date, those Loans will be consolidated into, and treated as, a single Loan on the last day of the Interest Period.

12.
CHANGES TO THE CALCULATION OF INTEREST
12.1.
Unavailability of Term SOFR
(a)
Interpolated Screen Rate

If no Term SOFR is available for the Interest Period of a Loan, the applicable Reference Rate shall be the Interpolated Term SOFR for a period equal in length to three months.

(b)
Shortened Interest Period

If no Term SOFR is available for the Interest Period of a Loan and it is not possible to calculate the Interpolated Term SOFR, the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Reference Rate for that shortened Interest Period shall be determined pursuant to the definition of "Reference Rate".

(c)
Shortened Interest Period and Historic Term SOFR

If the Interest Period of a Loan is, after giving effect to paragraph (b) above, either the applicable Fallback Interest Period or shorter than the applicable Fallback Interest Period and, in either case, no Term SOFR is available for the Interest Period of that Loan and it is not possible to calculate the Interpolated Term SOFR, the applicable Reference Rate shall be the Historic Term SOFR for that Loan.

(d)
Shortened Interest Period and Interpolated Historic Term SOFR

If paragraph (c) above applies but no Historic Term SOFR is available for the Interest Period of the Loan, the applicable Reference Rate shall be the Interpolated Historic Term SOFR for a period equal in length to three months.

(e)
Fixed Central Bank Rate
(i)
If paragraph (d) above applies but it is not possible to calculate the Interpolated Historic Term SOFR, the Interest Period of that Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Reference Rate shall be: the percentage rate per annum which is the aggregate of:
(A)
the Central Bank Rate for the Quotation Day; and
(B)
the applicable Central Bank Rate Adjustment; or
(ii)
if the Central Bank Rate for the Quotation Day is not available, the percentage rate per annum which is the aggregate of:
(A)
the most recent Central Bank Rate for a day which is no more than five days before the Quotation Day; and
(B)
the applicable Central Bank Rate Adjustment.
(f)
If paragraph (e) above applies but there is no applicable Central Bank Rate, Clause12.3 (Cost of funds) shall apply to that Loan for that Interest Period.
12.2.
Market Disruption

If before close of business in London on the Reporting Day the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 30% per cent. of that Loan) that its cost of funds relating to its participation in that Loan would be in excess of the Market Disruption Rate then Clause 12.3 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

12.3.
Cost of Funds
(a)
If this Clause 12.3 applies, the rate of interest on the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:
(i)
the applicable Margin; and
(ii)
the weighted average of the rates notified to the Agent by each Lender as soon as practicable and in any event by close of business on the Reporting Day, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Loan.
(b)
If this Clause 12.3 applies and the Agent or the Borrower so requires, the Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.
(c)
Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.
(d)
If this Clause 12.3 applies pursuant to Clause 12.2 (Market Disruption) and:
(i)
a Lender's Funding Rate is less than the Market Disruption Rate; or
(ii)
a Lender does not notify a rate by the time specified in paragraph (a)(ii) above,

that Lender's cost of funds relating to its participation in that Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Market Disruption Rate.

(e)
Subject to paragraph (d) above if this Clause 12.3 applies but any Lender does not notify a rate to the Agent by the time specified in paragraph (a)(ii) above the rate of interest shall be calculated on the basis of the quotations of the remaining Lenders.
12.4.
Notification to Borrower

If Clause 12.3 (Cost of Funds) applies the Agent shall, as soon as is practicable, notify the Borrower.

13.
RESTRICTIONS
13.1.
Notices of cancellation or prepayment

Any notice of cancellation, prepayment, authorisation or other election given by any Party under Clause 8 (Illegality, voluntary prepayment and cancellation) shall (subject to the terms of that Clause) be irrevocable and, unless a contrary indication appears in this

Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

13.2.
No premium or penalty

Save for the obligation to pay the MOIC Amount, any prepayment under this Agreement shall be made without premium or penalty.

13.3.
No reborrowing

No Borrower may reborrow any part of the Facility which is prepaid, provided that upon the Expiry Date having occurred, each Letter of Credit having been repaid or prepaid and the Issuing Bank having confirmed that there are no actual or contingent liabilities under any Letter of Credit, each Lender's participation in such Letters of Credit shall be added back to the Available Commitments.

13.4.
Prepayment in accordance with Agreement

The Borrower shall not repay or prepay all or any part of a Utilisation or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

13.5.
No reinstatement of Commitments

No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

13.6.
Agent's receipt of notices

If the Agent receives a notice under Clause 8 (Illegality, voluntary prepayment and cancellation), it shall promptly forward a copy of that notice or election to either the Borrower or the affected Lender, as appropriate.

13.7.
Effect of repayment and prepayment on Commitments

If all or part of any Lender's participation in a Utilisation is repaid or prepaid and is not available for redrawing, an amount of that Lender's Commitment will be deemed to be cancelled on the date of repayment or prepayment.

13.8.
Application of prepayments

Any prepayment of a Utilisation (other than a prepayment pursuant to Clause 8.1 (Illegality)) shall be applied pro rata to each Lender's participation in that Utilisation.

SECTION 5

COSTS OF UTILISATION

14.
FEES
14.1.
Commitment fee
(a)
The Borrower shall pay to the Agent (for the account of each Lender) a fee computed at the rate of 35 per cent of the Margin on that Lender's Available Commitment for the Availability Period.
(b)
The accrued commitment fee is payable on the last day of each successive period of one Month which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.
(c)
No commitment fee is payable to the Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender.
14.2.
Agency fee

The Borrower shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

14.3.
Security Agent fee

The Borrower shall pay to the Security Agent (for its own account) a security agent fee in the amount and at the times agreed in a Fee Letter.

14.4.
Facility Structuring Fee
(a)
The Borrower shall pay to the Agent (for the account of the Original Lender) the Facility Structuring Fee on the first Utilisation Date of a Loan.
(b)
The Facility Structuring Fee shall be paid from the proceeds of the first Utilisation of a Loan.
14.5.
Fees payable in respect of a Letter of Credit
(a)
The Borrower shall pay to the Agent (for the account of each Lender) a Letter of Credit fee in respect of each Letter of Credit in the amount agreed in a Fee Letter. The Letter of Credit fee shall be an amount equal to the applicable L/C Fee for such Letter of Credit set out in the Fee Letter, calculated as at on the Expiry Date of such Letter of Credit. This fee shall be distributed according to each Lender's L/C Proportion of that Letter of Credit.

(b)
The Letter of Credit fee on a Letter of Credit shall be payable to the Agent on or prior to the date falling ten days after the Expiry Date of such Letter of Credit.
(c)
If the Borrower provides cash cover in respect of a Letter of Credit:
(i)
the Letter of Credit fee payable for the account of each Lender shall continue to be payable until the expiry of the Letter of Credit; and
(ii)
to the extent that interest accrues on that cash cover for that Borrower's account, the Borrower shall be entitled to access that interest to pay the fee described in paragraph (i) above.
14.6.
Exit fee

If the Borrower has not utilised a Loan or Loans in a minimum amount of $40,000,000 by the date falling fifteen days after the Expiry Date of the Letter of Credit (including without limitation as a result of the Borrower failing to satisfy the requirement of Clause 3 (Conditions of Utilisation)) and at that time there are no Defaulting Lenders, then in addition to the L/C Fees, the Borrower shall pay to the Agent (for the account of the Original Lender) an exit fee in an amount equal to $10,000,000, provided that if a Lender is a Defaulting Lender at the time of payment, such Defaulting Lender's portion of the exit fee shall not be payable to it.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

15.
TAX GROSS-UP AND INDEMNITIES
15.1.
Definitions

In this Agreement:

"Borrower DTTP Filing" means an HM Revenue & Customs' Form DTTP2 duly completed and filed by the Borrower, which:

(a)
where it relates to a Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender's name in Part II of Schedule 1 (The Original Parties), and is filed with HM Revenue & Customs within 30 days of the Original SFA Date; or
(b)
where it relates to a Treaty Lender that is not an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a Party as a Lender and is filed with HM Revenue & Customs within 30 days of that date.

"Protected Party" means a Finance Party which is or will be subject to any liability or required to make any payment for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

"Qualifying Lender" means:

(a)
a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is:
(i)
a Lender:
(A)
which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Finance Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or
(B)
in respect of an advance made under a Finance Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or
(ii)
a Lender which is:
(iii)
a company resident in the United Kingdom for United Kingdom tax purposes;
(A)
a partnership each member of which is:
(1)
a company so resident in the United Kingdom; or
(2)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;
(B)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(iv)
a Treaty Lender; or
(b)
a Lender which is a building society (as defined for the purposes of section 880 of the ITA) making an advance under a Finance Document.

"Tax Confirmation" means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(a)
a company resident in the United Kingdom for United Kingdom tax purposes;
(b)
a partnership each member of which is:
(i)
a company so resident in the United Kingdom; or
(ii)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or
(c)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

"Tax Credit" means a credit against, relief or remission for, or repayment of, any Tax.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 15.2 (Tax gross-up) or a payment under Clause 15.3 (Tax indemnity).

"Treaty Lender" means a Lender which:

(a)
is treated as a resident of a Treaty State for the purposes of the Treaty;
(b)
does not carry on a business in the United Kingdom through a permanent establishment with which that Lender's participation in a Loan is effectively connected; and
(c)
meets all other conditions in the relevant Treaty for full exemption from tax imposed by the United Kingdom on interest which relate to the status of the Lender, provided that for these purposes it shall be assumed that the Lender has complied with all procedural formalities and that any condition which relates to there not being a special relationship between the Lender and the Borrower has been satisfied.

"Treaty State" means a jurisdiction having a double taxation agreement (a "Treaty") with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

"UK Non-Bank Lender" means:

(a)
an Original Lender listed Part II of Schedule 1 (The Original Parties); and
(b)
a Lender which is not an Original Lender and which gives a Tax Confirmation in the documentation which it executes on becoming a Party as a Lender.

Unless a contrary indication appears, in this Clause 15 a reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

15.2.
Tax gross-up
(a)
Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)
The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender or Issuing Bank shall notify the Agent on becoming so aware in respect of a payment payable to that Lender or Issuing Bank. If the Agent receives such notification from a Lender or Issuing Bank it shall notify the Borrower and that Obligor.
(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.
(d)
A payment shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the United Kingdom, if on the date on which the payment falls due:
(i)
the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)
the relevant Lender is a Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of "Qualifying Lender" and:
(A)
an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a "Direction") under section 931 of the ITA which relates to the payment and that Lender has received from the Obligor making the payment or from the Borrower a certified copy of that Direction; and
(B)
the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or
(iii)
the relevant Lender is a Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of "Qualifying Lender" and:
(A)
the relevant Lender has not given a Tax Confirmation to the Borrower; and
(B)
the payment could have been made to the Lender without any Tax Deduction if the Lender had given a Tax Confirmation to the Borrower, on the basis that the Tax Confirmation would have enabled the Borrower to have formed a reasonable belief that the payment was an "excepted payment" for the purpose of section 930 of the ITA; or
(iv)
the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (g) or (h) (as applicable) below.
(e)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(f)
Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
(g)
(i)
Subject to paragraph (ii) below, a Treaty Lender and each Obligor which makes or is due to make a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(ii)
(A)
A Treaty Lender which is an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Part II of Schedule 1 (The Original Parties); and
(B)
a Treaty Lender which is not an Original Lender and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the documentation which it executes on becoming a Party as a Lender, and, having done so, that Lender shall be under no further obligation pursuant to paragraph (i) above.

(h)
If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (g)(ii) above and:
(i)
the Borrower has not made a Borrower DTTP Filing in respect of that Lender; or
(ii)
the Borrower has made a Borrower DTTP Filing in respect of that Lender but:
(A)
the Borrower DTTP Filing has been rejected by HM Revenue & Customs;
(B)
HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing; or
(C)
HM Revenue & Customs has given the Borrower authority to make payments to that Lender without a Tax Deduction but such authority has subsequently been revoked or expired,

and in each case, the Borrower has notified that Lender in writing, that Lender and the Borrower shall co-operate in completing any additional procedural formalities necessary for the Borrower to obtain authorisation to make that payment without a Tax Deduction.

(i)
If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (g)(ii) above, no Obligor shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment(s) or its participation in any Utilisation unless the Lender otherwise agrees.

(j)
The Borrower shall, promptly on making DTTP Filing, deliver a copy of that DTTP Filing to the Agent for delivery to the relevant Lender.
(k)
A UK Non-Bank Lender which is an Original Lender gives a Tax Confirmation to the Borrower by entering into this Agreement.
(l)
A UK Non-Bank Lender shall promptly notify the Borrower and the Agent if there is any change in the position from that set out in the Tax Confirmation.
15.3.
Tax indemnity
(a)
The Borrower shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.
(b)
Paragraph (a) above shall not apply:
(i)
with respect to any Tax assessed on a Finance Party:
(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or
(B)
under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)
to the extent a loss, liability or cost:
(A)
is compensated for by an increased payment under Clause 15.2 (Tax gross-up); or
(B)
would have been compensated for by an increased payment under Clause 15.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in paragraph (d) of Clause 15.2 (Tax gross-up) applied;
(C)
is compensated for by Clause 15.6 (Stamp taxes) or Clause 15.7 (VAT) (or would have been compensated for under Clause 15.6 (Stamp taxes) or Clause 15.7 (VAT) but was not so compensated because one of the exclusions in those clauses applied); or
(D)
relates to a FATCA Deduction required to be made by a Party.

(c)
A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Borrower.
(d)
A Protected Party shall, on receiving a payment from an Obligor under this Clause 15.3, notify the Agent.
15.4.
Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)
a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and
(b)
that Finance Party has obtained and utilised that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.
15.5.
Lender status confirmation

Each Lender which is not an Original Lender shall indicate, in the documentation which it executes on becoming a Party as a Lender, and for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:

(a)
not a Qualifying Lender;
(b)
a Qualifying Lender (other than a Treaty Lender); or
(c)
a Treaty Lender.

If such a Lender fails to indicate its status in accordance with this Clause 15.5 then that Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Borrower). For the avoidance of doubt, the documentation which a Lender executes on becoming a Party as a Lender shall not be invalidated by any failure of a Lender to comply with this Clause 15.5.

15.6.
Stamp taxes

The Borrower shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document (other than a Transfer Certificate or Assignment Agreement).

15.7.
VAT
(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).
(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):
(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and
(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.
(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(d)
Any reference in this Clause 15.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).
(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.
15.8.
FATCA information
(a)
Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i)
confirm to that other Party whether it is:
(A)
a FATCA Exempt Party; or
(B)
not a FATCA Exempt Party;
(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and
(iii)
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.
(b)
If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
(c)
Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(i)
any law or regulation;
(ii)
any fiduciary duty; or
(iii)
any duty of confidentiality.
(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance

Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
15.9.
FATCA Deduction
(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Agent and the Agent shall notify the other Finance Parties.
16.
INCREASED COSTS
16.1.
Increased Costs
(a)
Subject to Clause 16.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement.
(b)
In this Agreement "Increased Costs" means:
(i)
a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;
(ii)
an additional or increased cost; or
(iii)
a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document or Letter of Credit.

16.2.
Increased Cost claims
(a)
A Finance Party intending to make a claim pursuant to Clause 16.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Borrower.
(b)
Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.
16.3.
Exceptions
(a)
Clause 16.1 (Increased Costs) does not apply to the extent any Increased Cost is:
(i)
attributable to a Tax Deduction required by law to be made by an Obligor;
(ii)
attributable to a FATCA Deduction required to be made by a Party;
(iii)
compensated for by Clause 15.3 (Tax indemnity) (or would have been compensated for under Clause 15.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 15.3 (Tax indemnity) applied);
(iv)
compensated for by Clause 15.6 (Stamp taxes) or Clause 15.7 (VAT) (or would have been compensated for under Clause 15.6 (Stamp taxes) or Clause 15.7 (VAT) but was not so compensated because one of the exclusions in those clauses applied); or
(v)
attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.
(b)
In this Clause 16.3 reference to a "Tax Deduction" has the same meaning given to the term in Clause 15.1 (Definitions).
17.
OTHER INDEMNITIES
17.1.
Currency indemnity
(a)
If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:
(i)
making or filing a claim or proof against that Obligor; or

(ii)
obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)
Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
17.2.
Other indemnities

The Borrower shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify the Agent and each other Finance Party against any cost, loss or liability incurred by it as a result of:

(a)
the occurrence of any Event of Default;
(b)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 32 (Sharing among the Finance Parties);
(c)
funding, or making arrangements to fund, its participation in a Utilisation requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);
(d)
issuing or making arrangements to issue a Letter of Credit requested by the Borrower in a Utilisation Request but not issued by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or
(e)
a Utilisation (or part of that Utilisation) not being prepaid in accordance with a notice of prepayment given by the Borrower.
17.3.
Indemnity to the Agent

The Borrower shall promptly indemnify the Agent against:

(a)
any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:
(i)
investigating any event which it reasonably believes is a Default;

(ii)
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or
(iii)
instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement; and
(b)
any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 33.11 (Disruption to payment systems etc.) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever (but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents.
17.4.
Indemnity to the Security Agent
(a)
Each Obligor jointly and severally shall promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:
(i)
any failure by the Borrower to comply with its obligations under Clause 19 (Costs and expenses);
(ii)
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;
(iii)
the taking, holding, protection or enforcement of the Transaction Security;
(iv)
the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(v)
any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; or
(vi)
acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Charged Property (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).
(b)
The Security Agent and every Receiver and Delegate may, in priority to any payment to the Finance Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 17.4 and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all moneys payable to it.

18.
MITIGATION BY THE LENDERS
18.1.
Mitigation
(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality) or, in respect of the Issuing Bank, Clause 8.2 (Illegality in relation to Issuing Bank), Clause 15 (Tax gross-up and indemnities) or Clause 16 (Increased Costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.
(b)
Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
18.2.
Limitation of liability
(a)
The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 18.1 (Mitigation).
(b)
A Finance Party is not obliged to take any steps under Clause 18.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
19.
COSTS AND EXPENSES
19.1.
Transaction expenses

The Borrower shall, promptly on demand, pay the Agent, the Security Agent and the Issuing Bank the amount of all costs and expenses (including legal fees) reasonably incurred by any of them (and, in the case of the Security Agent, by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection of:

(a)
this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
(b)
any other Finance Documents executed after the date of this Agreement.
19.2.
Amendment costs

If:

(a)
an Obligor requests an amendment, waiver or consent; or

(b)
an amendment is required pursuant to Clause 33.10 (Change of currency),

the Borrower shall, within three Business Days of demand, reimburse each of the Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent and the Security Agent (and, in the case of the Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

19.3.
Security Agent's management time and additional remuneration
(a)
In:
(i)
an Event of Default;
(ii)
the event of the Security Agent being requested by an Obligor or the Majority Lenders to undertake duties which the Security Agent and the Borrower agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or
(iii)
the event of the Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances,

the Borrower shall pay to the Security Agent any additional remuneration that may be agreed between them or determined pursuant to paragraph (b) below.

(b)
If the Security Agent and the Borrower fail to agree upon the nature of the duties, or upon the additional remuneration referred to in paragraph (a) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrower or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.
19.4.
Enforcement and preservation costs

The Borrower shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by it in connection with:

(a)
the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or with respect to the GPU Assets (or in respect of enforcing these rights with respect to the GPU Assets); and
(b)
after an Event of Default, the enforcement of any rights under any Finance Document and the Transaction Security and any proceedings instituted by the

Security Agent as a consequence of taking or holding the Transaction Security or with respect to the GPU Assets or enforcing these rights.
20.
BANK ACCOUNTS
20.1.
Designation of accounts
(a)
The Borrower must maintain:
(i)
a deposit account designated the Cash Deposit Account; and
(ii)
a general account designated the Borrower General Account, in each case, in its own name.
(b)
NewCo must maintain:
(i)
a deposit account designated the Collection Account; and
(ii)
a general account designated the NewCo General Account, in each case, in its own name.
(c)
Neither the Borrower nor NewCo may, without the prior consent of the Agent, maintain any other bank account.
20.2.
Account bank

The Cash Deposit Account, the Collection Account and the General Accounts must be held at an Acceptable Bank.

20.3.
Collection Account
(a)
NewCo shall, absent a notice in accordance with paragraph (b) below whilst an Event of Default is continuing, have control of the proceeds paid into the Collection Account, provided that NewCo shall not withdraw any amounts from the Collection Account other than in accordance with this Clause 20.3.
(b)
Following the occurrence of an Event of Default that is continuing, the Security Agent may by notice to NewCo take sole control of the proceeds paid into the Collection Account unless and until the Agent, in its sole discretion, reinstates NewCo's right to control the proceeds in accordance with paragraph (a) above.
(c)
NewCo must procure that all available Revenues are paid directly (by the relevant Customer or any other payer) into the Collection Account.
(d)
Without prejudice to NewCo's obligation under paragraph (c) above, if any Revenue is paid into any account other than the Collection Account, that Revenue must be transferred and paid immediately into the Collection Account.

(e)
Except as provided in Clause 33.6 (Partial payments) or following the occurrence of an Event of Default which is continuing, on each Repayment Date and each MOIC Payment Date thereafter, NewCo shall withdraw from, and apply amounts standing to the credit of, the Collection Account, in the following order:
(i)
first, in payment of an amount equal to the Approved Operating Expenses (for the relevant calendar month) in to the NewCo General Account;
(ii)
secondly, to the Agent (for and behalf of the Lenders) an amount equivalent to the amount of the Scheduled Repayment plus interest (due and payable by the Borrower on such Repayment Date and by NewCo under an Intra-Group Loan) to be applied towards satisfaction of the Borrower's obligation under Clause 7.1 (Repayment) and Clause 10.2 (Payment of Interest);
(iii)
thirdly, to the Agent on behalf of the Borrower and for the relevant Lenders an amount up to the outstanding amount of any Overdue Scheduled Repayments to be applied towards satisfaction of the Borrower's obligation to pay such amounts; and
(iv)
fourthly:
(A)
to NewCo in an amount equal to the NScale Excess Cashflow Payment Amount in accordance with Clause 20.5(c) (NewCo General Account); and
(B)
to the Agent in an amount equal to the Macquarie Excess Cashflow Payment Amount to be applied by the Agent: (x) in mandatory prepayment of the Loans in accordance with Clause 9.3(b)(ii) (Application of mandatary prepayments and cancellations); and (y) after all outstanding Loans have been repaid in full, on each MOIC Payment Date towards payment of the MOIC Amount in accordance with Clause 7.2 (Repayment).
(f)
Following the occurrence of an Event of Default which is continuing, the Security Agent may withdraw from, and apply amounts standing to the credit of, the Cash Deposit Account, the Collection Account and the General Accounts in accordance with Clause 25.18(a)(vi) (Acceleration).
20.4.
Borrower General Account
(a)
Borrower shall, absent a notice in accordance with paragraph (b) below whilst an Event of Default is continuing, have control of the proceeds paid into the Borrower General Account, provided that Borrower shall not withdraw any amounts from the Borrower General Account other than in accordance with this Clause 20.4.

(b)
Following the occurrence of an Event of Default that is continuing, the Security Agent may by notice to the Borrower take sole control sole control of the proceeds paid into the Borrower General Account unless and until the Agent, in its sole discretion, reinstates the Borrower's right to control the proceeds in accordance with paragraph (a) above.
(c)
The Borrower must procure that all NScale Excess Cashflow Payment Amounts paid to it shall be paid directly into the Borrower General Account.
(d)
The Borrower may make any payment from the Borrower General Account (including a Permitted Payment or payment of Approved Operating Expenses) provided that such payment will not result in a breach of this Agreement.
20.5.
NewCo General Account
(a)
NewCo shall, absent a notice in accordance with paragraph (b) below whilst an Event of Default is continuing, have control of the proceeds paid into the NewCo General Account, provided that NewCo shall not withdraw any amounts from the NewCo General Account other than in accordance with this Clause 20.5.
(b)
Following the occurrence of an Event of Default that is continuing, the Security Agent may by notice to NewCo take sole control of the proceeds paid into the NewCo General Account unless and until the Agent, in its sole discretion, reinstates NewCo's right to control the proceeds in accordance with paragraph (a) above.
(c)
NewCo must procure that all amounts paid to it in accordance with Clause 20.3(e)(i) (Collection Account) and Clause 20.3(e)(iv)(A) (Collection Account) shall be paid directly into the NewCo General Account.
(d)
NewCo shall pay Approved Operating Expenses and Permitted Payments from the NewCo General Account.
20.6.
Cash Deposit Account
(a)
The Security Agent has sole signing rights in relation to the Cash Deposit Account.
(b)
The Borrower must ensure that the Cash Deposit Amount, is paid into the Cash Deposit Account on or before the Utilisation Date of the Letter of Credit.
(c)
The Borrower must ensure that, at all times prior to the Expiry Date of the Letter of Credit, the balance standing to the credit of the Cash Deposit Account is equal to the Cash Deposit Amount. After the Expiry Date of the Letter of Credit the Security Agent will promptly procure the payment of any amount standing to the credit of the Cash Deposit Account to the Borrower General Account.

(d)
Following the occurrence of an Event of Default which is continuing, the Security Agent may withdraw from, and apply amounts standing to the credit of, the Cash Deposit Account in accordance with Clause 25.18(a)(vi) (Acceleration).
20.7.
Account Statements

The Borrower shall provide the Agent with monthly statements from each account bank detailing all deposits and withdrawals from the Cash Deposit Account, the Collection Account and the General Accounts.

SECTION 7

GUARANTEE

21.
GUARANTEE AND INDEMNITY
21.1.
Guarantee and indemnity

The Parent, Intermediate HoldCo and each Guarantor irrevocably and unconditionally jointly and severally:

(a)
guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor's obligations under the Finance Documents;
(b)
undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, the Parent, Intermediate HoldCo or that Guarantor, as applicable, shall immediately on demand pay that amount as if it was the principal obligor; and
(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by the Parent, Intermediate HoldCo or a Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 21 if the amount claimed had been recoverable on the basis of a guarantee.
21.2.
Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of the MOIC Amount payable by the Borrower under this Agreement, regardless of any intermediate payment or discharge in whole or in part.

21.3.
Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Parent, Intermediate HoldCo and each Guarantor under this Clause 21 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

21.4.
Waiver of defences

The obligations of the Parent, Intermediate HoldCo and each Guarantor under this Clause 21 will not be affected by an act, omission, matter or thing which, but for this Clause 21, would reduce, release or prejudice any of its obligations under this Clause 21 (without limitation and whether or not known to it or any Finance Party) including:

(a)
any time, waiver or consent granted to, or composition with, any Obligor or other person;
(b)
the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;
(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
(d)
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Finance Document or other document or security;
(f)
any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)
any insolvency or similar proceedings.
21.5.
Guarantor intent

Without prejudice to the generality of Clause 21.4 (Waiver of defences), each of the Parent, Intermediate HoldCo and each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

21.6.
Immediate recourse

Subject to Clause 21.12 (Parent - grace period), each of the Parent, Intermediate HoldCo and each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Parent, Intermediate HoldCo or that Guarantor, as applicable, under this Clause 21. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

21.7.
Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and neither the Parent nor Intermediate HoldCo nor any Guarantor shall be entitled to the benefit of the same; and
(b)
hold in an interest-bearing suspense account any moneys received from the Parent, Intermediate HoldCo or any Guarantor or on account of the Parent's, Intermediate HoldCo's or any Guarantor's liability under this Clause 21.
21.8.
Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, neither the Parent nor Intermediate HoldCo nor any Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 21:

(a)
to be indemnified by an Obligor;
(b)
to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;
(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;
(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under Clause 21.1 (Guarantee and indemnity);
(e)
to exercise any right of set-off against any Obligor; and/or
(f)
to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If the Parent, Intermediate HoldCo or a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 33 (Payment mechanics).

21.9.
Release of Guarantors' right of contribution

If any Guarantor (a "Retiring Guarantor") ceases to be a Guarantor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)
that Retiring Guarantor is released by each of the Parent, Intermediate HoldCo and each other Guarantor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to the Parent, Intermediate HoldCo or any other Guarantor arising by reason of the performance by the Parent, Intermediate HoldCo or any other Guarantor of its obligations under the Finance Documents; and
(b)
each of the Parent, Intermediate HoldCo and each other Guarantor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.
21.10.
Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

21.11.
Guarantee limitations - Norway

Notwithstanding anything to the contrary in this Agreement or in any other Finance Document:

(a)
the obligations and liabilities of any Norwegian Obligor shall be limited by such mandatory provisions of law applicable to the Norwegian Obligor limiting the legal capacity or ability of that Norwegian Obligor to grant and/or honour a guarantee hereunder (including, but not limited to, the provisions of sections 8 7 and 8 10 (and any regulations given pursuant thereto), cf. section 1 3 of the Norwegian Act on private limited companies of 1997 no. 44 (Nw. aksjeloven)/the Norwegian Act on public limited liability companies of 1997 no. 45 (Nw. allmennaksjeloven)) and the obligations and liability of each Norwegian Obligor under this Clause 21 or under any other guarantee or indemnity contained in this Agreement or any other Finance Document shall only apply to the extent not so limited;
(b)
the limitations set out in paragraph (a) above shall apply mutatis mutandis to any Transaction Security under the Transaction Security Documents and to any guarantee, undertaking, obligation, indemnity and payment, including (but not limited to) distributions, cash sweeps, credits, loans and set offs, pursuant to or permitted by the Finance Documents; and
(c)
if a payment or the honouring of any Transaction Security Document or guarantee by a Norwegian Obligor has been made in contravention of the limitations of this Clause 21.11 the Finance Parties shall not be liable for any damages in relation thereto.
21.12.
Parent - grace period
(a)
Subject to paragraph (b) below, no Finance Party shall make a demand under this Clause 21 with respect to the guarantee granted by Parent prior to the later of:
(i)
the date falling 45 days after the date an Event of Default has occurred and is continuing; and
(ii)
the date on which the Cash Deposit Amount has been applied in mandatory prepayment of the Loans.
(b)
The limitations set out at paragraph (a) above shall not, or shall immediately cease to, apply if:
(i)
any Obligor is in a material breach of Clause 24.16 (Negative pledge), Clause 24.17 (Disposals), Clause 24.19 (Loans or credit), Clause 24.20 (No guarantees or indemnities), Clause 24.23 (Financial Indebtedness), Clause 24.29 (Customer Contracts) or Clause 24.30 (Spring Singapore Customer Contract);

(ii)
any other creditor of an Obligor (under any Permitted Financial Indebtedness or otherwise):
(A)
has issued any demand or accelerated any Financial Indebtedness;
(B)
has taken any action, legal proceeding or step in relation to an enforcement of security or a guarantee against an Obligor;
(iii)
NScale Glomfjord is in breach of the Subordination Deed;
(iv)
an Obligor contests the rights of, or refuses to cooperate with, the Security Agent under any of the Transaction Security;
(v)
an Event of Default under Clause 25.6 (Insolvency) and Clause 25.7 (Insolvency Proceedings) has occurred and is continuing; or
(vi)
an Event of Default under Clause 25.13(a) or (b) (Repudiation or recission of agreements) has occurred and is continuing.
21.13.
Intermediate HoldCo – limited recourse

Notwithstanding any other provision in any Finance Document, the amount recoverable under the Finance Documents from Intermediate HoldCo will be limited to the proceeds of enforcement of the Transaction Security granted by Intermediate HoldCo.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

22.
REPRESENTATIONS
22.1.
General

Each Obligor makes the representations and warranties set out in this Clause 22 to each Finance Party.

22.2.
Status
(a)
It is a limited liability corporation, duly incorporated and validly existing under the law of its Original Jurisdiction.
(b)
Each of its Subsidiaries is a limited liability corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.
(c)
It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

22.3.
Binding obligations

Subject to the Legal Reservations and, in the case of paragraph (b) below in relation to the Security created under any Transaction Security Document, the Perfection Requirements:

(a)
the obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations; and
(b)
(without limiting the generality of paragraph (a) above), each Transaction Security Document to which it is a party creates the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.
22.4.
Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents to which it is a party and the granting of the Transaction Security do not and will not conflict with:

(a)
any law or regulation applicable to it;
(b)
the constitutional documents of any member of the Group; or
(c)
any agreement or instrument binding upon it or any member of the Group or any of its or any member of the Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.
22.5.
Power and authority
(a)
It has the power to enter into, perform and deliver, and, subject to Perfection Requirements, has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.
(b)
No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.
22.6.
Validity and admissibility in evidence
(a)
Subject to the Legal Reservations and, in relation to the Security created under any Transaction Security Document, the Perfection Requirements, all Authorisations required or desirable:
(i)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(ii)
to make the Transaction Documents to which it is a party admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect except any Authorisation referred to in Clause 22.9 (No filing or stamp taxes), which Authorisations will be promptly obtained or effected after the date of this Agreement.

(b)
All Authorisations necessary for the conduct of the business, trade and ordinary activities of members of the Group have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations has or is reasonably likely to have a Material Adverse Effect.
22.7.
Governing law and enforcement
(a)
Subject to the Legal Reservations, the choice of governing law of the Finance Documents will be recognised and enforced in its Relevant Jurisdictions.
(b)
Subject to the Legal Reservations, any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document to which is a party will be recognised and enforced in its Relevant Jurisdictions.
22.8.
Insolvency

No:

(a)
corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 25.7 (Insolvency proceedings); or
(b)
creditors' process described in Clause 25.8 (Creditors' process),

has been taken or, to the knowledge of the Borrower, threatened in relation to a member of the Group; and none of the circumstances described in Clause 25.6 (Insolvency) applies to a member of the Group.

22.9.
No filing or stamp taxes

Under the laws of its Relevant Jurisdiction it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except:

(a)
registration of particulars of the relevant English Security Documents at Companies House in England and Wales under section 859A of the Companies Act 2006 and payment of associated fees;
(b)
registration of the relevant English Security Documents at HM Land Registry or the Land Charges Register in England and Wales and payment of associated fees;

(c)
registration of the relevant Norwegian Security Documents at the Norwegian Register of Mortgaged Movable Property (Nw: Løsøreregisteret) and payment of associated fees; and
(d)
registration of the relevant Norwegian Security Documents at the Norwegian Land Register (Nw: Kartverket) and payment of associated fees,

which registrations, filings, taxes and fees will be made and paid promptly after the date of the relevant Finance Document.

22.10.
Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to a Lender which is:

(a)
a Qualifying Lender:
(i)
falling within paragraph (a)(i) of the definition of "Qualifying Lender";
(ii)
except where a Direction has been given under section 931 of the ITA in relation to the payment concerned, falling within paragraph (a)(ii) of the definition of "Qualifying Lender"; or
(iii)
falling within paragraph (b) of the definition of "Qualifying Lender" or
(b)
a Treaty Lender and the payment is one specified in a direction given by the Commissioners of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488).
22.11.
No default
(a)
No Event of Default and, on the date of this Agreement and the Closing Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.
(b)
No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which has or is reasonably likely to have a Material Adverse Effect.

22.12.
No misleading information

Save as disclosed in writing to the Agent prior to the date of this Agreement:

(a)
any factual information contained in the Information Package was true and accurate in all material respects as at the date of the relevant report or document containing the information or (as the case may be) as at the date the information is expressed to be given;
(b)
any financial projection or forecast contained in the Information Package has been prepared on the basis of recent historical information and on the basis of reasonable assumptions and was fair (as at the date of the relevant report or document containing the projection or forecast) and arrived at after careful consideration;
(c)
the expressions of opinion or intention provided by or on behalf of an Obligor for the purposes of the Information Package were made after careful consideration and (as at the date of the relevant report or document containing the expression of opinion or intention) were fair and based on reasonable grounds;
(d)
no event or circumstance has occurred or arisen and no information has been omitted from the Information Package and no information has been given or withheld that results in the information, opinions, intentions, forecasts or projections contained in the Information Package being untrue or misleading in any material respect; and
(e)
all other written information provided by any member of the Group (including its advisers) to a Finance Party (including for circulation to, or in response to a query from, Baker Botts (UK) LLP as the provider of the Legal Due Diligence) was true, complete and accurate in all material respects as at the date it was provided and is not misleading in any material respect.
22.13.
Financial Statements
(a)
Its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied.
(b)
Its unaudited Original Financial Statements fairly present its financial condition and its results of operations for the relevant Month.
(c)
There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of the Borrower) since the date of the Original Financial Statements.
(d)
The Original Financial Statements of the Borrower do not consolidate the results, assets or liabilities of any person or business which does not form part of the Group.

(e)
Its most recent financial statements delivered pursuant to Clause 23.1 (Financial statements):
(i)
have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements; and
(ii)
fairly present its consolidated financial condition as at the end of, and its consolidated results of operations for, the period to which they relate.
(f)
The budgets and forecasts supplied under this Agreement were arrived at after careful consideration and have been prepared in good faith on the basis of recent historical information and on the basis of assumptions which were reasonable as at the date they were prepared and supplied.
(g)
Since the date of the most recent financial statements delivered pursuant to Clause 23.1 (Financial statements) there has been no material adverse change in the assets, business or financial condition of the Group.
22.14.
No proceedings
(a)
No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries.
(b)
No judgment or order of a court, arbitral body or agency which is reasonably likely to have a Material Adverse Effect has (to the best of its knowledge and belief (having made due and careful enquiry)) been made against it or any of its Subsidiaries.
(c)
It has not received notice of, nor is it aware of, any claim, action, suit, proceeding or investigation against it or any Customer with respect to any violation of Export Control Laws.
22.15.
No breach of laws
(a)
It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.
(b)
No labour disputes are current or, to the best of its knowledge and belief (having made due and careful enquiry), threatened against any member of the Group which have or are reasonably likely to have a Material Adverse Effect.
22.16.
Export Control Laws

It has not (and none of its Subsidiaries has) breached any Export Control Law.

22.17.
Environmental laws
(a)
Each member of the Group is in compliance with Clause 24.4 (Environmental compliance) and to the best of its knowledge and belief (having made due and careful enquiry) no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect.
(b)
No Environmental Claim has been commenced or (to the best of its knowledge and belief (having made due and careful enquiry)) is threatened against any member of the Group where that claim has or is reasonably likely, if determined against that member of the Group, to have a Material Adverse Effect.
(c)
The cost to the Group of compliance with Environmental Laws (including Environmental Permits) is (to the best of its knowledge and belief, having made due and careful enquiry) adequately provided for.
22.18.
Taxation
(a)
It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns and it is not (and none of its Subsidiaries is) overdue in the payment of any amount in respect of Tax.
(b)
No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes.
(c)
It is resident for Tax purposes only in its Original Jurisdiction.
22.19.
Anti-corruption law

Each member of the Group has conducted its businesses in compliance with applicable anti-corruption laws and has to the extent necessary instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

22.20.
Sanctions

Neither it nor any of its Subsidiaries, nor any of their respective directors, officers or employees nor, to the knowledge of any Obligor, the Parent, a Customer or any Investor or any persons acting on any of their behalf:

(a)
is a Restricted Party;
(b)
is engaged in, or has engaged in, any activity, transaction or conduct that could reasonably be expected to result in it or any Finance Party:
(i)
being in breach of any Sanctions; or

(ii)
being exposed to any adverse measures pursuant to Sanctions, including (but not limited to) being designated as a Restricted Party;
(c)
has received notice of or is aware of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority; or
(d)
is engaged in, or has engaged in, any transaction that evades or circumvents, or has the purpose of evading or circumventing or breaches or attempts to breach, directly or indirectly, any Sanctions.
22.21.
Security and Financial Indebtedness
(a)
No Security or Quasi-Security exists over all or any of the present or future assets of any member of the Group other than as Permitted Financial Indebtedness.
(b)
No member of the Group has any Financial Indebtedness outstanding other than Permitted Financial Indebtedness.
22.22.
Ranking

Subject to the Legal Reservations, the Transaction Security has or will have the ranking in priority which is expressed to have in the Transaction Security Documents and it is not subject to any prior ranking or pari passu ranking Security.

22.23.
Good title to assets

It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

22.24.
Legal and beneficial ownership

It and each of its Subsidiaries is the sole legal and beneficial owner of the respective assets over which it purports to grant Security.

22.25.
Shares

The shares of any member of the Group which are subject to the Transaction Security are fully paid and not subject to any option to purchase or similar rights. The constitutional documents of companies whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security. There are no agreements in force which provide for the issue or allotment of, or grant any person the right to call for the issue or allotment of, any share or loan capital of any Obligor (including any option or right of pre-emption or conversion).

22.26.
Intellectual Property

It and each of its Subsidiaries:

(a)
is the sole legal and beneficial owner of or has licensed to it all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted;
(b)
does not (nor does any of its Subsidiaries), in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect; and
(c)
has taken all formal or procedural actions (including payment of fees) required to maintain any material Intellectual Property owned by it.
22.27.
Group Structure Chart
(a)
The Group Structure Chart delivered to the Agent pursuant to Clause 3.1 (Conditions precedent) is true, complete and accurate in all material respects and shows the following information:
(i)
each member of the Group, including current name and company registration number, its Original Jurisdiction (in the case of an Obligor), its jurisdiction of incorporation (in the case of a member of the Group which is not an Obligor) and/or its jurisdiction of establishment, a list of shareholders and indicating whether a company is not a company with limited liability; and
(ii)
all minority interests in any member of the Group and any person in which any member of the Group holds shares in its issued share capital or equivalent ownership interest of such person.
(b)
All necessary intra-Group loans, transfers, share exchanges and other steps resulting in the final Group structure are set out in the Group Structure Chart and have been or will be taken in compliance with all relevant laws and regulations and all requirements of relevant regulatory authorities.
22.28.
Obligors
(a)
Each member of the Group is or will be an Obligor on the Closing Date.
(b)
On any date falling after the Closing Date, each member of the Group is an Obligor.
22.29.
Accounting Reference Date

The Accounting Reference Date of each member of the Group is 31 December.

22.30.
The Subordination Deed, Intra-Group Services Agreements and other documents

The Subordination Deed, the Intra-Group Services Agreements and the constitutional documents of the Borrower, NewCo and MidCo (as amended to the extent permitted under this Agreement) contain all the material terms of all the agreements and arrangements between (a) the Parent and members of the Parent Group and (b) the Obligors.

22.31.
The Customer Contracts and the Data Centre Agreements
(a)
The Target Service Commencement Date (as defined in the Spring Singapore Customer Contract) is scheduled to occur on 30 August 2025.
(b)
The Data Centre Agreements, the Connectivity Contract, the Spring Singapore Customer Contract (as amended to the extent permitted under this Agreement) and any other Customer Contract entered into after the date of this Agreement contain all the material terms of all the agreements and arrangements with respect to the use of GPU Assets.
22.32.
Material Project Contracts
(a)
The Borrower has provided copies of all Material Project Contracts to the Agent.
(b)
No Material Project Contract has been:
(i)
amended or modified in a manner that does or is reasonably likely to adversely impact NewCo's rights or returns under such Material Project Contract; or
(ii)
terminated (other than as a result of the expiration of the stated term of such Material Project Contract and not as a result of a breach or default thereunder),

in each case without the prior written approval of the Agent.

(c)
Each Material Project Contract is in full force and effect and no material breach has occurred and is continuing thereunder.
22.33.
Centre of main interests and establishments

For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the "Regulation"), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no "establishment" (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction.

22.34.
Pensions

Neither it nor any of its Subsidiaries:

(a)
is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993);
(b)
is or has at any time been "connected" with or an "associate" of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such an employer; and
(c)
is or has at any time been a business (Nw. foretak) comprised by the Norwegian Corporate Pensions Act, the Defined Contribution Pensions Act, the Occupational Pensions Act or any other occupational pension scheme in Norway.
22.35.
No adverse consequences
(a)
It is not necessary under the laws of its Relevant Jurisdictions:
(i)
in order to enable any Finance Party to enforce its rights under any Finance Document; or
(ii)
by reason of the execution of any Finance Document or the performance by it of its obligations under any Finance Document,

that any Finance Party should be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions.

(b)
No Finance Party is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Finance Document.
22.36.
Holding Companies
(a)
Except as may arise under the Transaction Documents, before the Closing Date none of the Borrower, MidCo or NewCo has traded or incurred any liabilities or commitments (actual or contingent, present or future) other than in the case of:
(i)
the Borrower acting as a Holding Company of MidCo; or
(ii)
MidCo acting as a Holding Company of NewCo.
(b)
No Obligor has or has had any employees.
22.37.
Times when representations made
(a)
All the representations and warranties in this Clause 22 are made by each Original Obligor on the date of this Agreement except for the representations and warranties set out in paragraphs (a) to (d) of Clause 22.12 (No misleading information) which are deemed to be made by each Obligor on the date of this Agreement and on any later date on which the Information Package (or part of it) is released to the Agent.
(b)
All the representations and warranties in this Clause 22 are deemed to be made by each Obligor on the Closing Date.
(c)
(i)
Subject to paragraph (ii) below, the Repeating Representations are deemed to be made by each Obligor:
(A)
on the date of each Utilisation Request;
(B)
on each Utilisation Date;
(C)
on the first day of each calendar month; and
(D)
in the case of those contained in paragraphs (c) and (g) of Clause 22.13 (Financial Statements) and for so long as any amount is outstanding under the Finance Documents or any Commitment is in force, on each day.
(ii)
The Repeating Representations contained in paragraphs (a) to (d) of Clause 22.13 (Financial Statements) will cease to be deemed to be made by each Obligor once subsequent financial statements have been delivered under this Agreement.
(d)
All the representations and warranties in this Clause 22 except Clause 22.12 (No misleading information) and Clause 22.27 (Group Structure Chart) are deemed to be made by each Additional Guarantor on the day on which it becomes (or it is proposed that it becomes) an Additional Guarantor.
(e)
Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.
23.
INFORMATION UNDERTAKINGS

The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

In this Clause 23:

"Annual Financial Statements" means the financial statements for a Financial Year delivered pursuant to paragraph (a) of Clause 23.1 (Financial statements).

"Monthly Financial Statements" means the financial statements delivered pursuant to paragraph (b) of Clause 23.1 (Financial statements).

23.1.
Financial statements

The Borrower shall supply to the Agent in sufficient copies for all the Lenders:

(a)
as soon as they are available, but in any event within 180 days after the end of each of its Financial Years:
(i)
its audited consolidated financial statements for that Financial Year; and
(ii)
the audited financial statements (consolidated if appropriate) of each Obligor for that Financial Year; and
(b)
as soon as they are available, but in any event within 30 days after the end of each month its financial statements on a consolidated basis for that month (to include cumulative management accounts for the Financial Year to date).
23.2.
Requirements as to financial statements
(a)
The Borrower shall procure that each set of Annual Financial Statements and Monthly Financial Statements includes a balance sheet, profit and loss account and cashflow statement. In addition, the Borrower shall procure that:
(i)
each set of its Annual Financial Statements shall be audited by the Borrower's Auditors;
(ii)
each set of Monthly Financial Statements is accompanied by a statement by the directors of the Borrower commenting on the performance of the Group for the month to which the financial statements relate and the Financial Year to date and any material developments or proposals affecting the Group or its business; and
(iii)
any other financial information reasonably requested within 15 days of written request for such information.
(b)
Each set of financial statements delivered pursuant to Clause 23.1 (Financial statements):
(i)
shall be certified by a director of the relevant company as fairly presenting its financial condition and operations as at the date as at which those financial statements were drawn up and, in the case of the Annual Financial Statements, shall be accompanied by any letter addressed to the management of the relevant company by the auditors of those Annual

Financial Statements and accompanying those Annual Financial Statements;
(ii)
in the case of consolidated financial statements of the Group, shall be accompanied by a statement by the directors of the Parent and the Borrower comparing actual performance for the period to which the financial statements relate to:
(A)
the projected performance for that period set out in the Base Case Model; and
(B)
the actual performance for the corresponding period in the preceding Financial Year of the Group; and
(iii)
shall be prepared in accordance with the Accounting Principles.
23.3.
Revised financial model
(a)
If the Borrower wishes to update or change the Base Case Model, it shall deliver to the Agent, in sufficient copies for each of the Lenders, such updates or changes to the Base Case Model (in each case a "Revised Financial Model") together with a written explanation of thereof.
(b)
The Borrower shall ensure that each Revised Financial Model:
(i)
is in the form of the Base Case Model as at the date of this Agreement or otherwise in a form satisfactory to the Agent (acting reasonably) and, in each case, in substance satisfactory to the Agent (acting reasonably);
(ii)
is prepared in accordance with the Accounting Principles and accounting practices and financial reference periods applied to financial statements under Clause 23.2 (Requirements as to financial statements); and
(iii)
has been approved by the board of directors of the Borrower.
(c)
The Agent shall, no later than five Business Days after receipt of a Revised Financial Model either:
(i)
confirm its acceptance of the Revised Financial Model; or
(ii)
propose such changes it believes are necessary or desirable to be satisfactory and the Borrower and the Agent will consult with a view to agreeing satisfactory changes within 10 Business Days,

and following such confirmation by the Agent, the Revised Financial Model shall be the Base Case Model from that date, provided that unless and until the Agent confirms its acceptance of a Revised Financial Model, the then current Base Case Model shall continue to apply.

23.4.
Year-end

No Obligor shall change its Accounting Reference Date.

23.5.
Information: miscellaneous

The Borrower shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)
monthly Revenue reports together with costs (including Approved Operating Expenses) and cashflow outputs in-line with the Base Case Model;
(b)
promptly upon becoming aware of them, the details of any actual or threatened disputes with customers;
(c)
promptly upon becoming aware of them, the details of any non-compliance with Export Control Laws or any notices received relating to actual or potential non-compliance with Export Control Laws relating to any member of the Group or to any of the Group's customers or suppliers;
(d)
promptly upon becoming aware thereof, the details of any change to Export Control Laws that is reasonably likely to have an adverse effect on the GPU Assets, any member of Group, a Customer or any Transaction Document;
(e)
at the same time as they are dispatched, copies of all documents dispatched by the Borrower, Intermediate HoldCo or the Parent to its shareholders generally (or any class of them) or dispatched by the Borrower or any Obligors to its creditors generally (or any class of them);
(f)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group and which, if adversely determined, are reasonably likely to have a Material Adverse Effect;
(g)
promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any member of the Group and which is reasonably likely to have a Material Adverse Effect;
(h)
promptly upon becoming aware thereof, any fact or circumstance which the Borrower reasonably believes could affect the timing of the Actual Service Commencement Date;
(i)
on the occurrence of the Actual Service Commencement Date;
(j)
promptly upon becoming aware of or receipt of them, any notices, information or communication from a party to any Material Project Contract (other than the relevant Obligor) proposing, suggesting or indicating a material amendment, a material breach or premature termination;

(k)
promptly, such information as the Security Agent may reasonably require about the Charged Property and compliance of the Obligors with the terms of any Transaction Security Documents; and
(l)
promptly, such further information regarding the financial condition, assets and operations of the Group and/or any member of the Group (including any requested amplification or explanation of any item in the financial statements, budgets or other material provided by any Obligor under this Agreement and an up to date copy of its shareholders' register (or equivalent in its Original Jurisdiction)) as any Finance Party through the Agent may reasonably request.
23.6.
Notification of default
(a)
Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).
(b)
Promptly upon a request by the Agent, the Borrower shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).
23.7.
"Know your customer" checks
(a)
If:
(i)
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;
(ii)
any change in the status of an Obligor (or of a Holding Company of an Obligor) or the composition of the shareholders of an Obligor (or of a Holding Company of an Obligor) after the date of this Agreement; or
(iii)
a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.
(c)
The Borrower shall, by not less than 10 Business Days' prior written notice to the Agent, notify the Agent (which shall promptly notify the Lenders) of its intention to request that one of its Subsidiaries becomes an Additional Guarantor pursuant to Clause 28 (Changes to the Obligors).
(d)
Following the giving of any notice pursuant to paragraph (c) above, if the accession of such Additional Guarantor obliges the Agent or any Lender to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) in order for the Agent or such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Guarantor.
(e)
The Borrower shall perform "know your customer" checks and anti-money laundering checks on all Customers in accordance with the agreed onboarding or know your customer policy and shall provide evidence to the Agent upon request of all know your customer checks and anti-money laundering checks performed by the Borrower on each Customer.
23.8.
GPU inspection and audit right
(a)
Each Obligor will provide copies of any data centre reporting for the Borrower and the GPU Assets (including power usage and costs).
(b)
The Parent, Intermediate HoldCo and each Obligor will ensure that NewCo at all times has independent administrative access to the GPU Assets including login details for the relevant systems to enable NewCo to access such systems independently of any member of the Parent Group.

(c)
Each Obligor shall permit the Agent and its advisers up to three (3) times per calendar year, between the hours of 9am and 5pm on a Business Day and subject to the Agent giving the relevant Obligor at least 5 Business Days' prior written notice, to conduct an audit of the documents, records in the Obligor's possession and systems of the Group in order to validate the billing and utilisation reports (of the GPU Assets and all other GPU Assets owned by the Group) provided by the Borrower to the Agent. The Obligors undertake to comply with the Agent's reasonable requirements in relation to such audit, including but not limited to providing the Agent with any documents or records it may reasonably request that are in its possession in relation to the same and providing access to the Obligors' premises or such other suitable location during the hours of 9am to 5pm on a Business Day for the purpose of inspecting relevant documents or records.
23.9.
Parent Undertakings

The Parent shall supply to the Agent:

(a)
in sufficient copies for all the Lenders as soon as they are available, but in any event within 270 days after the end of each of its Financial Years, its audited consolidated financial statements for that Financial Year;
(b)
timely updates on any Capital Raise;
(c)
updates every two weeks on the actual progress of the upgrade and development of the Glomfjord Data Centre by the EPC Contractor in accordance with the Glomfjord Development Plan; and
(d)
following the Expiry Date of the Letter of Credit, monthly confirmation that the aggregate amount of cash held by the NScale Group (calculated on a consolidated basis) is equal to or exceeds the lesser of (i) $5,000,000; and (ii) 10 per cent. of the aggregate outstanding balance of the Loans.
23.10.
Board Observer
(a)
The Borrower shall procure that a representative of the Lenders (the "Board Observer") be entitled to attend meetings of the board of directors of NewCo ("Board Meetings") on behalf of the Lenders on the condition that the Board Observer shall attend Board Meetings as an observer only and shall not:
(i)
have any rights or liabilities in relation to the direction or conduct of any management of any member of the Group as a result of attending Board Meetings; or
(ii)
be entitled to vote at, or count in the quorum for, any Board Meeting.

(b)
The Borrower shall procure that the Agent on behalf of the Board Observer is given notice of each Board Meeting:
(i)
as soon as reasonably practicable;
(ii)
no later than the time that notice of the relevant Board Meeting is given to members of the board of directors of NewCo generally;
(iii)
no later than the time that notice of the relevant Board Meeting is required to be given pursuant to the constitutional documents of NewCo; and
(iv)
in any event, no later than 5 Business Days prior to the relevant Board Meeting.
(c)
The Borrower shall procure that the Agent on behalf of the Board Observer is supplied with a copy of all relevant board papers which are dispatched to members of the board of directors of NewCo for the purposes of a Board Meeting generally at the same time as they are dispatched to those members of the board of directors of NewCo.
(d)
Nothing in this Clause 23.10 (Board Observer) will imply any obligation on the part of NewCo to call or to hold meetings on a regular basis or otherwise.
(e)
The Borrower shall, promptly on demand, pay the Agent, or if requested by the Board Observer, the Board Observer, the amount of all expenses reasonably incurred by the Board Observer in connection with the Board Observer's attendance at Board Meetings.
24.
GENERAL UNDERTAKINGS

The undertakings in this Clause 23.9 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

Authorisations and compliance with laws

24.1.
Authorizations

Each Obligor shall promptly:

(a)
obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)
supply certified copies to the Agent of:

any Authorisation required under any law or regulation of a Relevant Jurisdiction to:

(i)
enable it to perform its obligations under the Finance Documents;
(ii)
ensure the legality, validity, enforceability or admissibility in evidence of any Finance Document; and
(iii)
carry on its business where failure to do so has or is reasonably likely to have a Material Adverse Effect.
24.2.
Compliance with laws

Each Obligor shall (and the Borrower shall ensure that each member of the Group will) comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

24.3.
Export control obligations

Each Obligor shall (and the Borrower shall ensure that each member of the Group will) comply in all respects with any Export Control Law.

24.4.
Environmental compliance

Each Obligor shall (and the Borrower shall ensure that each member of the Group will):

(a)
comply with all Environmental Law;
(b)
obtain, maintain and ensure compliance with all requisite Environmental Permits; and
(c)
implement procedures to monitor compliance with and to prevent liability under any Environmental Law,

where failure to do so has or is reasonably likely to have a Material Adverse Effect.

24.5.
Environmental Claims

Each Obligor shall (through the Borrower), promptly upon becoming aware of the same, inform the Agent in writing of:

(a)
any Environmental Claim against any member of the Group which is current, pending or threatened; and
(b)
any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group,

where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect.

24.6.
Anti-corruption law
(a)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facility for any purpose which would breach the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in applicable jurisdictions.
(b)
Each Obligor shall (and the Borrower shall ensure that each other member of the Group will):
(i)
conduct its businesses in compliance with applicable anti-corruption laws; and
(ii)
maintain policies and procedures designed to promote and achieve compliance with such laws.
24.7.
Sanctions
(a)
No Obligor shall, and each Obligor shall procure that each of its Subsidiaries and any of their respective directors, officers or employees or any persons acting on any of their behalf shall not:
(i)
directly or indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of any Loan or other transaction(s) contemplated by this Agreement to fund any trade, business or other activities:
(A)
involving or for the benefit of any Restricted Party or in any Sanctioned Country; or
(B)
in any other manner that could cause it or any Lender to:
(1)
breach Sanctions; or
(2)
to be exposed to any adverse measures pursuant to Sanctions, including (but not limited to) being designated as a Restricted Party.
(ii)
engage in any activity, transaction or conduct involving a Restricted Party or a Sanctioned Country;
(iii)
engage in any activity, transaction or make any omission that could cause it or any Lender to:
(A)
breach Sanctions; or

(B)
be exposed to any adverse measures pursuant to Sanctions, including (but not limited to) being designated as a Restricted Party; or
(iv)
use any revenue or economic benefit derived from any activity or dealing with a Restricted Party or involving a Sanctioned Country (or otherwise in breach of Sanctions or other law or regulation) in discharging any obligation due or owing to the Lenders.
(b)
The Obligors shall, promptly upon becoming aware of the relevant circumstances, inform the Lender in writing if any Obligor or any of its Subsidiaries, or any of their respective directors, officers or employees:
(i)
becomes a Restricted Party;
(ii)
violates Sanctions; or
(iii)
receives notice, or otherwise becomes aware, of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority.
(c)
The Obligors and any of their Subsidiaries shall ensure that appropriate policies, procedures, controls and safeguards are in place designed (and reasonably expected) to prevent any action being taken that would be in breach of this Clause 24.7.
(d)
The Obligors shall provide any information as the Agent may reasonably request regarding compliance by the Obligors and any of their Subsidiaries with Sanctions, including (but not limited to) information regarding the policies, procedures, controls and safeguards referred to in Clause 24.7(c).
24.8.
Taxation
(a)
Each Obligor shall (and the Borrower shall ensure that each member of the Group will) pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:
(i)
such payment is being contested in good faith;
(ii)
adequate reserves are being maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Agent under Clause 23.1 (Financial statements); and
(iii)
such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect.

(b)
No member of the Group may change its residence for Tax purposes.

Restrictions on business focus

24.9.
Merger

No Obligor shall (and the Borrower shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction.

24.10.
Change of business

The Borrower shall procure that no substantial change is made to the general nature of the business of the Borrower, the Obligors or the Group taken as a whole from that carried on at the date of this Agreement.

24.11.
Acquisitions
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will):
(i)
acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or
(ii)
incorporate a company.
(b)
Paragraph (a) above does not apply to an acquisition which is a Permitted Transaction.
24.12.
Joint ventures

No Obligor shall (and the Borrower shall ensure that no other member of the Group will):

(a)
enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture; or
(b)
transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing).
24.13.
Holding Companies
(a)
No Obligor shall trade, carry on any business, own any assets or incur any liabilities except for:
(i)
in the case of NewCo, ownership of GPU Assets and liabilities under the Transaction Documents and the Material Project Contracts;

(ii)
ownership of shares in its Subsidiaries, intra-Group debit balances, intra-Group credit balances and other credit balances in bank accounts, cash and Cash Equivalent Investments but only if those shares, credit balances, cash and Cash Equivalent Investments are subject to the Transaction Security; and
(iii)
any liabilities under the Transaction Documents to which it is a party and professional fees and administration costs in the ordinary course of business as a holding company.
(b)
No Obligor shall have any employees

Restrictions on dealing with assets and Security

24.14.
Preservation of assets

Each Obligor shall (and the Borrower shall ensure that each other member of the Group will) maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary or desirable in the conduct of its business.

24.15.
Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

24.16.
Negative pledge

In this Clause 24.16, "Quasi-Security" means an arrangement or transaction described in paragraph (c) below.

Except as permitted under paragraph (d) below:

(a)
Neither Parent nor Intermediate HoldCo shall create or permit to subsist any Security over the shares in the Borrower.
(b)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets including, without limitation, any GPU Assets.
(c)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will):
(i)
sell, transfer or otherwise dispose of any of its assets including, without limitation, any GPU Assets;
(ii)
sell, transfer or otherwise dispose of any of its receivables;

(iii)
enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or
(iv)
enter into any other preferential arrangement having a similar effect.
(d)
Paragraphs (a), (b) and (c) above do not apply to any Security or (as the case may be) Quasi-Security, which is:
(i)
Permitted Security; or
(ii)
a Permitted Transaction.
24.17.
Disposals
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset including, without limitation, any GPU Assets.
(b)
Paragraph (a) above does not apply to any sale, lease, transfer or other disposal which is:
(i)
a Permitted Disposal (other than a disposal, to another member of the Group, of a creditor's rights under an Intra-Group Loan); or
(ii)
a Permitted Transaction.
24.18.
Arm's length basis
(a)
Except as permitted by paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will) enter into any transaction with any person except on arm's length terms.
(b)
The following transactions shall not be a breach of this Clause 24.18:
(i)
intra-Group loans permitted under Clause 24.19 (Loans or credit);
(ii)
fees, costs and expenses payable under the Transaction Documents in the amounts set out in the Transaction Documents delivered to the Agent under Clause 3.1 (Initial conditions precedent) or agreed by the Agent; and
(iii)
any Permitted Transaction.

Restrictions on movement of cash – cash out

24.19.
Loans or credit
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will) be a creditor in respect of any Financial Indebtedness.
(b)
Paragraph (a) above does not apply to:
(i)
a Permitted Loan; or
(ii)
a Permitted Transaction.
24.20.
No guarantees or indemnities
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person.
(b)
Paragraph (a) does not apply to a guarantee which is:
(i)
a Permitted Guarantee; or
(ii)
a Permitted Transaction.
24.21.
Dividends and share redemption
(a)
Except as permitted under paragraph (b) below, the Borrower shall not (and will ensure that no other member of the Group will):
(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);
(ii)
repay or distribute any dividend or share premium reserve;
(iii)
pay or allow any member of the Group to pay any management, advisory or other fee to or to the order of any of the shareholders of the Parent or the Borrower; or
(iv)
redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
(b)
Paragraph (a) above does not apply to:
(i)
a Permitted Distribution; or

(ii)
a Permitted Transaction.
24.22.
Intra-Group Loans
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will):
(i)
repay or prepay any principal amount (or capitalised interest) outstanding under the Intra-Group Loans;
(ii)
pay any interest or any other amounts payable in connection with the Intra-Group Loans; or
(iii)
purchase, redeem, defease or discharge any amount outstanding with respect to the Intra-Group Loans.
(b)
Paragraph (a) does not apply to a payment, repayment, prepayment, purchase, redemption, defeasance or discharge which is a Permitted Payment.

Restrictions on movement of cash – cash in

24.23.
Financial Indebtedness
(a)
Except as permitted under paragraph (b) below, no Obligor shall (and the Borrower shall ensure that no other member of the Group will) incur or allow to remain outstanding any Financial Indebtedness.
(b)
Paragraph (a) above does not apply to Financial Indebtedness which is:
(i)
Permitted Financial Indebtedness; or
(ii)
a Permitted Transaction.
24.24.
Share capital

No Obligor shall (and the Borrower shall ensure that no other member of the Group will) issue any shares except pursuant to:

(a)
a Permitted Share Issue; or
(b)
a Permitted Transaction.

Miscellaneous

24.25.
Insurance
(a)
Each Obligor shall (and the Borrower shall ensure that each other member of the Group will) maintain insurances on and in relation to its business and assets against those risks and to the extent as is usual for companies carrying on the same or substantially similar business on terms acceptable to the Agent.
(b)
All insurances must be with reputable independent insurance companies or underwriters acceptable to the Agent.
24.26.
People with Significant Control regime

Each Obligor shall (and the Borrower shall ensure that each other member of the Group will):

(a)
within the relevant timeframe, comply with any notice it receives pursuant to Part 21A of the Companies Act 2006 from any company incorporated in the United Kingdom whose shares are the subject of the Transaction Security; and
(b)
promptly provide the Security Agent with a copy of that notice.
24.27.
Access

If a Default is continuing or the Agent reasonably suspects a Default is continuing or may occur, or if the Agent requires confirmation that:

(a)
the Transaction Security relating to the GPU Assets is preserved; or
(b)
the Obligors are complying with their obligations under Clause 24.16 (Negative Pledge),

each Obligor shall, and the Parent shall ensure that each relevant member of the NScale Group will, permit the Agent and/or the Security Agent and/or accountants or other professional advisers and contractors of the Agent or Security Agent access at all reasonable times and on reasonable notice at the risk and cost of the Obligors to (a) the premises of the relevant member of the NScale Group, (b) assets (including the GPU Assets), books, accounts and records of each member of the Group and (c) meet and discuss matters with Senior Management. The Agent will ensure that any such person complies with applicable site requirements and safety precautions.

24.28.
Intellectual Property

Each Obligor shall (and the Borrower shall procure that each other member of the Group will):

(a)
preserve and maintain the subsistence and validity of the Intellectual Property necessary for the business of the relevant Group member;
(b)
use reasonable endeavours to prevent any infringement in any material respect of the Intellectual Property;

(c)
make registrations and pay all registration fees and taxes necessary to maintain the Intellectual Property in full force and effect and record its interest in that Intellectual Property;
(d)
not use or permit the Intellectual Property to be used in a way or take any step or omit to take any step in respect of that Intellectual Property which may materially and adversely affect the existence or value of the Intellectual Property or imperil the right of any member of the Group to use such property; and
(e)
not discontinue the use of the Intellectual Property,

where failure to do so, in the case of paragraphs (a) and (b) above, or, in the case of paragraphs (d) and (e) above, such use, permission to use, omission or discontinuation, is reasonably likely to have a Material Adverse Effect.

24.29.
Customer Contracts

In relation to each Customer Contract each Obligor shall:

(a)
ensure that NewCo does not enter into any Customer Contract other than the Spring Singapore Customer Contract without the prior written consent of the Agent (such consent not to be unreasonably withheld or delayed, provided that the contract is on the same or more favourable commercial terms and such new customer (i) satisfies the Agent's "know your customer" or other similar checks which shall be promptly actioned by the Agent and in any event by no later than ten Business Days after notification of the proposed customer, (ii) is creditworthy or sufficiently capitalised relative to the services being transferred (as measured by credit rating or other generally accepted indicators), (iii) is not subject to trade compliance restrictions or other prohibitions of law and (iv) is not in breach of any Export Control Law and which consent may be conditioned upon, amongst other things, the Borrower and/or NewCo agreeing to additional reporting requirements with respect to billing, utilisation reports and service level reporting reflecting the terms of that Customer Contract);
(b)
ensure that the minimum fees payable for the GPUs in cash (net of any payment processing merchant costs and chargebacks for fraudulent transactions) shall be no less than $3.09 per GPU per hour (subject to any applicable service credits);
(c)
instruct each Customer to pay, and procure that each Customer pays, all fees (payable by such Customer) directly into Collections Account;
(d)
ensure that all fees are promptly collected and dealt with in accordance with the relevant Customer Contract and this Agreement;
(e)
subject to the Obligor's technical access capabilities and in accordance with the terms of the Customer Contract, routinely assess Customer use of the GPU Assets by monitoring for compute anomalies or suspicious configurations indicative of a contravention of Export Control Law and promptly inform the Agent of such anomalies or configurations in writing;
(f)
use reasonable commercial endeavours to not do anything which may enable a Customer to withhold, delay or reduce or be exonerated from paying any amounts under a Customer Contract;
(g)
ensure that NewCo has or shall procure such facilities, support services and other resources available to it in order to run its business in compliance with the terms of the Customer Contract;
(h)
not enter into any Customer Contract in breach of applicable laws or regulations;
(i)
not enter into any Customer Contract with:
(i)
a Restricted Party or a Customer resident in a Sanctioned Country;
(ii)
a Customer which does not satisfy the Agent's requirements with respect to creditworthiness or risk profile; or
(iii)
a Customer which does not satisfy the Agent's "know your customer", anti-money laundering or similar procedures under applicable laws and regulations; and
(j)
terminate the relevant Customer Contract with a Customer if such Customer becomes a Restricted Party or becomes resident in a Sanctioned Country.
24.30.
Spring Singapore Customer Contract
(a)
NewCo shall not terminate or amend the Spring Singapore Customer Contract without the prior written consent of the Agent.
(b)
If the Spring Singapore Customer Contract is terminated then the Borrower shall procure that NewCo shall, and NewCo shall, no later than two Months from such termination execute a new Customer Contract with a new Customer which (i) meets the requirements set out in Clause 24.29 (Customer Contracts); and (ii) is for a minimum tenor equal to the remaining tenor of the Spring Singapore Customer Contract.
24.31.
Amendments
(a)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will) amend, vary, novate, supplement, supersede, waive or terminate any term of a Transaction Document or Material Project Contract or any other document delivered to the Agent pursuant to Clause 3.1 (Initial conditions precedent) or Clause 28 (Changes to the Obligors) shareholders of the Parent or the Borrower

(other than as set out in the Subordination Deed) or any of their Affiliates which is not a member of the Group except in writing:
(i)
in accordance with Clause 39 (Amendments and Waivers);
(ii)
prior to or on the Closing Date, with the prior written consent of the Original Lenders; or
(iii)
after the Closing Date, in a way which could not be reasonably expected materially and adversely to affect the interests of the Lenders.
(b)
No Obligor shall (and the Borrower shall ensure that no other member of the Group will) amend, vary, novate or enter into any agreement with any, supplement, supersede, waive or terminate any term of any Customer Contract or any other agreement relating to the use of GPU Assets or enter into any agreement relating to the use of GPU Assets except in writing:
(i)
in accordance with Clause 39 (Amendments and Waivers);
(ii)
with the prior written consent of the Original Lenders; and
(iii)
on commercial terms that are equal to or commercially better than the Spring Singapore Customer Contract as at the date of this Agreement and.
(c)
The Borrower shall promptly supply to the Agent a copy of any document relating to any of the matters referred to in paragraphs (a) to (b) above.
24.32.
Financial assistance

Each Obligor shall (and the Borrower shall procure each other member of the Group will) comply in all respects with financial assistance legislation in each relevant jurisdictions including in relation to the execution of the Transaction Security Documents and payment of amounts due under this Agreement.

24.33.
Treasury Transactions

No Obligor shall (and the Borrower will procure that no other member of the Group will) enter into any Treasury Transaction, other than:

(a)
spot and forward delivery foreign exchange contracts entered into in the ordinary course of business and not for speculative purposes; and
(b)
any Treasury Transaction entered into for the hedging of actual or projected real exposures arising for Approved Operating Expenses in the ordinary course of trading activities of NewCo for a period of not more than three Months and not for speculative purposes.

24.34.
Guarantors

The Borrower shall ensure that at all times each member of the Group is a Guarantor.

24.35.
Capital Raise

The Parent shall ensure that it is the issuer under the Capital Raise.

24.36.
Further assurance
(a)
Each Obligor shall (and the Borrower shall procure that each other member of the Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may reasonably specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):
(i)
to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law;
(ii)
to confer on the Security Agent or confer on the Finance Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Transaction Security Documents; and/or
(iii)
to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.
(b)
If an Obligor becomes aware that further actions are necessary for the purpose of the creation, perfection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Finance Parties by or pursuant to the Finance Documents, each Obligor shall (and the Borrower shall procure that each other member of the Group will) take any such action as is available to it (including making all filings and registrations).
24.37.
Pensions
(a)
Neither the Borrower nor any of its Subsidiaries (including NewCo and MidCo) shall at any time be an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 or its equivalent) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993 or its equivalent).

(b)
Neither the Borrower nor any of its Subsidiaries (including NewCo and MidCo) shall at any time be "connected with" or an "associate" of (as those terms are used in sections 38 and 43 of the Pensions Act 2004 or its equivalent) such an employer.
24.38.
Operating Expenses

Unless approved by the Agent (acting on the instructions of the Majority Lenders) prior to incurrence, NewCo shall not (and the Borrower and MidCo shall ensure that NewCo does not) incur or pay any costs or expenses other than Approved Operating Expenses.

24.39.
Conditions subsequent
(a)
Each Obligor must use, and must procure that any other member of the Group that is a potential provider of Transaction Security uses, all reasonable endeavours lawfully available to avoid or mitigate the constraints on the provision of Security.
(b)
MidCo shall (and the Borrower shall procure that MidCo shall) immediately upon registration of MidCo, provide a copy of a resolution of the board of directors of MidCo dated after the registration of MidCo ratifying the resolutions of the board of directors referenced in paragraph 1(b) of Part I of Schedule 2 and the entry into the Finance Documents to which MidCo is a party and any documents delivered thereunder.
25.
EVENTS OF DEFAULT

Each of the events or circumstances set out in this Clause 25 is an Event of Default (save for Clause 25.18 (Acceleration)).

25.1.
Non-payment
(a)
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:
(i)
its failure to pay is caused by:
(A)
administrative or technical error; or
(B)
a Disruption Event; and
(ii)
payment is made within three Business Days of its due date.

(b)
If a Default occurs under paragraph (a) of this Clause as a result of the Borrower failing to pay any Scheduled Repayment in full on the relevant Repayment Date (each an "Overdue Scheduled Repayment") and:
(i)
on the relevant Repayment Date, the Headroom is or would be greater than zero, then provided that:
(A)
no other Default has occurred and is continuing; and
(B)
no other Overdue Scheduled Repayments amounts remain outstanding; or
(ii)
prior to the relevant Repayment Date, the Borrower notifies the Agent of such Overdue Scheduled Repayment and its election to procure the provision of New Shareholder Injections and use the net amounts received in cash in respect thereof to pay such Overdue Scheduled Repayment, then provided that:
(A)
no other Default has occurred and is continuing; and
(B)
such Overdue Scheduled Repayment is made within 5 Business Days of the relevant Repayment Date,

then, in each case, no Default or Event of Default will occur under this Clause 25.1, provided that, save for during any period permitted under Clause 24.30(b) to execute a new Customer Contract, the Borrower may not make the election set forth in paragraph (ii) above:

(1)
more than three times in aggregate over the life of the Facility; and
(2)
on more than two consecutive Repayment Dates.
25.2.
Financial covenants and other obligations
(a)
An Obligor does not comply with any of the provisions of Clause 20 (Cash management and bank accounts), Clause 23 (Information Undertakings) and/or Clause 24 (General Undertakings).
(b)
An Obligor does not comply with any provision of any Transaction Security Document.
25.3.
Other obligations
(a)
An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 25.1 (Non-payment) and Clause 25.2 (Financial covenants and other obligations).

(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Agent giving notice to the Borrower or relevant Obligor; and (ii) the Borrower or an Obligor becoming aware of the failure to comply.
25.4.
Misrepresentation
(a)
Any representation or statement made or deemed to be made by the Parent or an Obligor in the Finance Documents or any other document delivered by or on behalf of the Parent or any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.
(b)
No Event of Default under paragraph (a) above will occur if the misrepresentation is capable of remedy and is remedied within 10 Business Days of the earlier of (i) the Agent giving notice to the Borrower or relevant Obligor; and (ii) the Parent, the Borrower or an Obligor becoming aware of the failure to comply.
25.5.
Cross default
(a)
Any Financial Indebtedness of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group is not paid when due nor within any originally applicable grace period.
(b)
Any Financial Indebtedness of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).
(c)
Any commitment for any Financial Indebtedness of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group is cancelled or suspended by a creditor of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group as a result of an event of default (however described).
(d)
Any creditor of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group becomes entitled to declare any Financial Indebtedness of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).
(e)
No Event of Default will occur under this Clause 25.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than $500,000 (or its equivalent in any other currency or currencies) or, in the case of the Parent $1,500,000 (or its equivalent in any other currency or currencies).

25.6.
Insolvency
(a)
The Parent, Intermediate HoldCo, Intermediate MidCo or a member of the Group:
(i)
is unable or admits inability to pay its debts as they fall due;
(ii)
is deemed to, or is declared to, be unable to pay its debts under applicable law;
(iii)
suspends or threatens to suspend making payments on any of its debts; or
(iv)
by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.
(b)
The value of the assets of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group is less than its liabilities (taking into account contingent and prospective liabilities).
(c)
A moratorium is declared in respect of any indebtedness of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.
25.7.
Insolvency proceedings
(a)
Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group;
(ii)
a composition, compromise, assignment or arrangement with any creditor of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group;
(iii)
the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group or any of its assets; or
(iv)
enforcement of any Security over any assets of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

(b)
Paragraph (a) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement:
25.8.
Creditors' process

Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of the Parent, Intermediate HoldCo, Intermediate MidCo or an Obligor having an aggregate value of $1,000,000 and is not discharged within 21 days.

25.9.
Unlawfulness and invalidity
(a)
It is or becomes unlawful for the Parent, Intermediate HoldCo or an Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created or evidenced by the Transaction Security Documents ceases to be effective.
(b)
Any obligation or obligations of the Parent, Intermediate HoldCo or any Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lenders under the Finance Documents.
(c)
Any Finance Document ceases to be in full force and effect or any Transaction Security ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.
25.10.
Cessation of business

The Parent, Intermediate HoldCo or any member of the Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

25.11.
Audit qualification

The Borrower's Auditors qualify the audited annual consolidated financial statements of the Borrower in a manner which prevents the Agent from identifying whether there has been a material adverse change in the assets, business or consolidated financial condition of the Group.

25.12.
Expropriation

The authority or ability of the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to the Parent, Intermediate HoldCo, Intermediate MidCo or any member of the Group or any of its assets.

25.13.
Repudiation and rescission of agreements
(a)
An Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.
(b)
A member of the NScale Group rescinds or purports to rescind or repudiates or purports to repudiate a Material Project Contract.
(c)
Any party (other than a member of the NScale Group) rescinds or purports to rescind or repudiates or purports to repudiate a Material Project Contract which has or is reasonably likely to have a Material Adverse Effect.
25.14.
Litigation

Any litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency are started or threatened, or any judgment or order of a court, arbitral body or agency is made, in relation to the Transaction Documents or the transactions contemplated in the Transaction Documents or against any member of the Group or its assets (other than in relation to claims below $500,000 or which are unfounded or baseless (and for which the Obligors have taken steps to settle or dismiss)) which have, or has, or are, or is, reasonably likely to have a Material Adverse Effect.

25.15.
Total loss

All or substantially all of the assets of the Group are destroyed or damaged to such an extent that they can be neither recovered nor repaired for further use.

25.16.
Actual Service Commencement Date

The Actual Service Commencement Date does not occur on or before 30 November 2025.

25.17.
Material adverse change

Any event or circumstance occurs which has or is reasonably likely to have a Material Adverse Effect.

25.18.
Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders:

(a)
by notice to the Borrower:
(i)
cancel each Available Commitment of each Lender at which time each such Available Commitment shall immediately be cancelled and each Facility shall immediately cease to be available for further utilisation;
(ii)
declare that all or part of any Utilisation, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, at which time they shall become immediately due and payable;
(iii)
declare that all or part of any Utilisation be payable on demand, at which time they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders;
(iv)
declare that cash cover in respect of each Letter of Credit is immediately due and payable whereupon it shall become immediately due and payable; and/or
(v)
declare that cash cover in respect of each Letter of Credit is payable on demand at which time it shall immediately become due and payable on demand by the Agent on the instructions of the Majority Lenders; and/or
(vi)
direct the Security Agent to apply the Cash Deposit Amount standing to the credit of the Cash Deposit Account, and any cash standing to the credit of the Collection Account and the General Accounts, in repayment of all amounts outstanding to the Finance Parties; and/or
(b)
exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

SECTION 9

CHANGES TO PARTIES

26.
CHANGES TO THE LENDERS
26.1.
Assignments and transfers by the Lenders

Subject to this Clause 26 and to Clause 27 (Restriction on Debt Purchase Transactions) a Lender (the "Existing Lender") may:

(a)
assign any of its rights; or

(b)
transfer by novation any of its rights and obligations,

under any Finance Document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the "New Lender").

26.2.
Borrower consultation

An Existing Lender must consult with the Borrower for no more than 5 days before it may make an assignment or transfer in accordance with Clause 26.1 (Assignments and transfers by the Lenders) unless the assignment or transfer is:

(a)
to another Lender or an Affiliate of any Lender;
(b)
to a fund which is a Related Fund of that Existing Lender; or
(c)
made at a time when an Event of Default is continuing.
26.3.
Other conditions of assignment or transfer
(a)
An assignment or transfer of part of a Lender's participation must be in an amount such that that Lender's remaining participation (when aggregated with its Affiliates' and Related Funds' participation) in respect of Commitments or Utilisations made (taken together) is in a minimum amount of $10,000,000.
(b)
An assignment will only be effective on:
(i)
receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties and the other Finance Parties as it would have been under if it had been an Original Lender; and
(ii)
performance by the Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender.
(c)
If:
(i)
a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and
(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 15 (Tax Gross-Up and Indemnities) or Clause 16 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under that Clause to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(d)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.
26.4.
Assignment or transfer fee
(a)
Subject to paragraph (b) below, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of $2,000.
(b)
No fee is payable pursuant to paragraph (a) above if:
(i)
the Agent agrees that no fee is payable; or
(ii)
the assignment or transfer is made by an Existing Lender:
(A)
to an Affiliate of that Existing Lender; or
(B)
to a fund which is a Related Fund of that Existing Lender.
26.5.
Limitation of responsibility of Existing Lenders
(a)
Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)
the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents, the Transaction Security or any other documents;
(ii)
the financial condition of any Obligor;
(iii)
the performance and observance by any Obligor or any other member of the Group of its obligations under the Transaction Documents or any other documents; or
(iv)
the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)
Each New Lender confirms to the Existing Lender, the other Finance Parties and the Finance Parties that it:
(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Transaction Document or the Transaction Security; and
(ii)
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.
(c)
Nothing in any Finance Document obliges an Existing Lender to:
(i)
accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 26; or
(ii)
support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.
26.6.
Procedure for transfer
(a)
Subject to the conditions set out in Clause 26.2 (Company consultation) and Clause 26.3 (Other conditions of assignment or transfer) a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.
(b)
The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.
(c)
On the Transfer Date:
(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance

Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");
(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other member of the Group and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;
(iii)
the Agent, the Security Agent, the New Lender, the other Lenders and the Issuing Bank shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights, and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Security Agent, the Issuing Bank and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and
(iv)
the New Lender shall become a Party as a "Lender".
26.7.
Procedure for assignment
(a)
Subject to the conditions set out in Clause 26.2 (Company consultation) and Clause 26.3 (Other conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.
(b)
The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.
(c)
On the Transfer Date:
(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;
(ii)
the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment

Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and
(iii)
the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.
(d)
Lenders may utilise procedures other than those set out in this Clause 26.7 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 26.6 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 26.2 (Company consultation) and Clause 26.3 (Other conditions of assignment or transfer).
26.8.
Copy of Transfer Certificate or Assignment Agreement to Company

The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

26.9.
Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 26, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)
any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)
any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

27.
RESTRICTION ON DEBT PURCHASE TRANSACTIONS
27.1.
Prohibition on Debt Purchase Transactions by the Group

Neither the Parent nor the Borrower shall, and the Borrower shall procure that each other member of the Group shall not, enter into any Debt Purchase Transaction or beneficially own all or any part of the share capital of a company that is a Lender or a party to a Debt Purchase Transaction of the type referred to in paragraphs (b) or (c) of the definition of "Debt Purchase Transaction".

27.2.
Disenfranchisement of Investor Affiliates
(a)
For so long as an Investor Affiliate:
(i)
beneficially owns a Commitment; or
(ii)
has entered into a sub-participation agreement relating to a Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated, in ascertaining:

(A)
the Majority Lenders; or
(B)
whether:
(1)
any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments; or
(2)
the agreement of any specified group of Lenders,

has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents such Commitment shall be deemed to be zero and such Investor Affiliate or the person with whom it has entered into such sub-participation, other agreement or arrangement shall be deemed not to be a Lender for the purposes of paragraphs (A) and (B) above (unless in the case of a person not being an Investor Affiliate it is a Lender by virtue otherwise than by beneficially owning the relevant Commitment).

(b)
Each Lender shall, unless such Debt Purchase Transaction is an assignment or transfer, promptly notify the Agent in writing if it knowingly enters into a Debt Purchase Transaction with an Investor Affiliate (a "Notifiable Debt Purchase Transaction"), such notification to be substantially in the form set out in Part I of Schedule 8 (Forms of Notifiable Debt Purchase Transaction Notice).

(c)
A Lender shall promptly notify the Agent if a Notifiable Debt Purchase Transaction to which it is a party:
(i)
is terminated; or
(ii)
ceases to be with an Investor Affiliate,

such notification to be substantially in the form set out in Part II of Schedule 8 (Forms of Notifiable Debt Purchase Transaction Notice).

(d)
Each Investor Affiliate that is a Lender agrees that:
(i)
in relation to any meeting or conference call to which all the Lenders are invited to attend or participate, it shall not attend or participate in the same if so requested by the Agent or, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and
(ii)
in its capacity as Lender, unless the Agent otherwise agrees, it shall not be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Agent or one or more of the Lenders.
27.3.
Investor Affiliates' notification to other Lenders of Debt Purchase Transactions

Any Investor Affiliate which is or becomes a Lender and which enters into a Debt Purchase Transaction as a purchaser or a participant shall, by 5.00 pm on the Business Day following the day on which it entered into that Debt Purchase Transaction, notify the Agent of the extent of the Commitment(s) or amount outstanding to which that Debt Purchase Transaction relates. The Agent shall promptly disclose such information to the Lenders.

28.
CHANGES TO THE OBLIGORS
28.1.
Assignment and transfers by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

28.2.
Additional Guarantors
(a)
Subject to compliance with the provisions of paragraphs 23.7(c) and (d) of Clause 23.7 ("Know your customer" checks), the Borrower may request that any of its wholly owned Subsidiaries become a Guarantor.
(b)
The Borrower shall procure that any other member of the Group shall, as soon as possible after becoming a member of the Group, become an Additional Guarantor and grant Security as the Agent may require.

(c)
A member of the Group shall become an Additional Guarantor if:
(i)
the Borrower and the proposed Additional Guarantor deliver to the Agent a duly completed and executed Accession Deed; and
(ii)
the Agent has received all of the documents and other evidence listed in Part III of Schedule 2 (Conditions precedent) in relation to that Additional Guarantor, each in form and substance satisfactory to the Agent.
(d)
The Agent shall notify the Borrower and the Lenders promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part III of Schedule 2 (Conditions precedent).
(e)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (d) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
28.3.
Repetition of representations

Delivery of an Accession Deed constitutes confirmation by the relevant Subsidiary that the representations and warranties referred to in paragraph (d) of Clause 22.37 (Times when representations made) are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

SECTION 10

THE FINANCE PARTIES

29.
ROLE OF THE AGENT AND THE ISSUING BANK
29.1.
Appointment of the Agent
(a)
Each of the other Finance Parties appoints the Agent to act as its agent under and in connection with the Finance Documents.
(b)
Each of other Finance Parties authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

29.2.
Instructions
(a)
The Agent shall:
(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:
(A)
all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision;
(B)
in all other cases, the Majority Lenders; and
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.
(b)
The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.
(c)
Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties save for the Security Agent.
(d)
The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.
(e)
In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.
(f)
The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (f) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction Security Documents or enforcement of the Transaction Security or Transaction Security Documents.

29.3.
Duties of the Agent
(a)
The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)
Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.
(c)
Without prejudice to Clause 26.8 (Copy of Transfer Certificate or Assignment Agreement to Company), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.
(d)
Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.
(e)
If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.
(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.
(g)
The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
29.4.
No fiduciary duties
(a)
Nothing in any Finance Document constitutes the Agent or the Issuing Bank as a trustee or fiduciary of any other person.
(b)
Neither the Agent nor the Issuing Bank shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.
29.5.
Business with the Group

The Agent and the Issuing Bank may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

29.6.
Rights and discretions
(a)
The Agent and the Issuing Bank may:
(i)
rely on any representation, communication, notice or document (including, without limitation, any notice given by a Lender pursuant to paragraphs (b)

or (c) of Clause 27.2 (Disenfranchisement of Investor Affiliates)) believed by it to be genuine, correct and appropriately authorised;
(ii)
assume that:
(A)
any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and
(B)
unless it has received notice of revocation, that those instructions have not been revoked; and
(iii)
rely on a certificate from any person:
(A)
as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)
to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)
The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:
(i)
no Default has occurred (unless it has actual knowledge of a Default arising under Clause 25.1 (Non-payment));
(ii)
any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised;
(iii)
any notice or request made by the Borrower (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors; and
(iv)
no Notifiable Debt Purchase Transaction:
(A)
has been entered into;
(B)
has been terminated; or
(C)
has ceased to be with an Investor Affiliate.
(c)
The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be desirable.
(e)
The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)
The Agent may act in relation to the Finance Documents through its officers, employees and agents and the Agent shall not:
(i)
be liable for any error of judgment made by any such person; or
(ii)
be bound to supervise, or be in any way responsible for, any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Agent's gross negligence or wilful misconduct.

(g)
Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.
(h)
Without prejudice to the generality of paragraph (g) above, the Agent:
(i)
may disclose; and
(ii)
on the written request of the Borrower or the Majority Lenders shall, as soon as reasonably practicable, disclose,

the identity of a Defaulting Lender to the Borrower and to the other Finance Parties.

(i)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor the Issuing Bank is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.
(j)
Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

29.7.
Responsibility for documentation

Neither the Agent nor the Issuing Bank is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, the Issuing Bank, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security; or
(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.
29.8.
No duty to monitor

The Agent shall not be bound to enquire:

(a)
whether or not any Default has occurred;
(b)
as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c)
whether any other event specified in any Finance Document has occurred.
29.9.
Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent or the Issuing Bank), neither the Agent nor the Issuing Bank will be liable (including, without limitation, for negligence or any other category of liability whatsoever) for:
(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct;
(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Transaction Security; or
(iii)
without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:
(A)
any act, event or circumstance not reasonably within its control; or
(B)
the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Agent or the Issuing Bank (as applicable)) may take any proceedings against any officer, employee or agent of the Agent, in respect of any claim it might have against the Agent or the Issuing Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Transaction Document and any officer, employee or agent of the Agent or the Issuing Bank may rely on this paragraph (b) subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.
(c)
The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.
(d)
Nothing in this Agreement shall oblige the Agent to carry out:
(i)
any "know your customer" or other checks in relation to any person; or
(ii)
any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender,

on behalf of any Lender and each Lender confirms to the Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent.

(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Agent's liability, any liability of the Agent arising under or in connection with any Finance Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.
29.10.
Lenders' indemnity to the Agent
(a)
Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 33.11 (Disruption to payment systems etc.), notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).
(b)
Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Agent pursuant to paragraph (a) above.
(c)
Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Agent to an Obligor.
29.11.
Resignation of the Agent
(a)
The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the Lenders and the Borrower.
(b)
Alternatively, the Agent may resign by giving 30 days' notice to the Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Agent.

(c)
If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Borrower) may appoint a successor Agent (acting through an office in the United Kingdom).
(d)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 29 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with then current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties.
(e)
The retiring Agent shall, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.
(f)
The Agent's resignation notice shall only take effect upon the appointment of a successor.
(g)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Agent) and this Clause 29 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
(h)
The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:
(i)
the Agent fails to respond to a request under Clause 15.8 (FATCA information) and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Agent pursuant to Clause 15.8 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or
(iii)
the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Borrower or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Borrower or that Lender, by notice to the Agent, requires it to resign.

29.12.
Replacement of the Agent
(a)
After consultation with the Borrower, the Majority Lenders may, by giving 30 days' notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Agent by appointing a successor Agent (acting through an office in the United Kingdom).
(b)
The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.
(c)
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Agent) and this Clause 29 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).
(d)
Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
29.13.
Confidentiality
(a)
In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.
(b)
If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

29.14.
Relationship with the Lenders
(a)
The Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:
(i)
entitled to or liable for any payment due under any Finance Document on that day; and
(ii)
entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address and (where communication by electronic mail or other electronic means is permitted under Clause 35.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 35.2 (Addresses) and paragraph (a)(ii) of Clause 35.6 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.
29.15.
Credit appraisal by the Lenders and Issuing Bank

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender and the Issuing Bank confirms to the Agent and the Issuing Bank that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)
the financial condition, status and nature of each member of the Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(c)
whether that Lender or the Issuing Bank has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;
(d)
the adequacy, accuracy or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.
29.16.
Agent's management time
(a)
Any amount payable to the Agent under Clause 17.3 (Indemnity to the Agent), Clause 19 (Costs and expenses) and Clause 29.10 (Lenders' indemnity to the Agent) shall include the cost of utilising the Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Agent under Clause 14 (Fees).
(b)
Any cost of utilising the Agent's management time or other resources shall include, without limitation, any such costs in connection with Clause 27.2 (Disenfranchisement of Investor Affiliates).
29.17.
Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

29.18.
Reliance and engagement letters

Each Finance Party confirms that the Agent has authority to accept on its behalf (and ratifies the acceptance on its behalf of any letters or reports already accepted by the Agent) the terms of any reliance letter or engagement letters relating to the Legal Due Diligence or any reports or letters provided by accountants in connection with the Finance Documents or the transactions contemplated in the Finance Documents and to bind it in respect of the Legal Due Diligence and those other reports or letters and to sign such letters on its behalf and further confirms that it accepts the terms and qualifications set out in such letters.

30.
ROLE OF THE SECURITY AGENT
30.1.
Security Agent as trustee
(a)
The Security Agent declares that, in relation to the Transaction Security Documents, it holds the Charged Property on trust for the Finance Parties on the terms contained in this Agreement as their agent for the purpose of this Agreement.
(b)
Each of the Finance Parties authorises the Security Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.
(c)
The Finance Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any right, power, authority or discretion arising under the Transaction Security Documents except through the Security Agent.
30.2.
Instructions
(a)
The Security Agent shall:
(i)
exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Lenders or the Majority Lenders, as applicable;
(ii)
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph 30.2(a)(i) above.
(b)
The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if this Agreement stipulates the matter is a decision for any other group of Lenders, from that group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives those instructions or that clarification.
(c)
Save in the case of decisions stipulated to be a matter for any other group of Lenders under this Agreement and unless a contrary intention appears in this Agreement, any instructions given to the Security Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)
Paragraph (a) above shall not apply:
(i)
where a contrary indication appears in this Agreement;
(ii)
where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;
(iii)
in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the Finance Parties including, without limitation, Clause 30.7 (No duty to account) to Clause 30.12 (Exclusion of liability), Clause 30.15 (Confidentiality) to Clause 30.22 (Custodians and nominees) and Clause 30.25 (Acceptance of title) to Clause 30.28 (Disapplication of Trustee Acts).
(e)
In exercising any discretion to exercise a right, power or authority under the Finance Documents where it has not received any instructions as to the exercise of that discretion the Security Agent shall do so having regard to the interests of all the Finance Parties.
(f)
The Security Agent may refrain from acting in accordance with any instructions of a Lender or any group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.
(g)
Without prejudice to the provisions of clause 25.18 (Acceleration) and the remainder of this Clause 30, in the absence of instructions, the Security Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.
30.3.
Duties of the Security Agent
(a)
The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
(b)
The Security Agent shall promptly:
(i)
forward to the Agent a copy of any document received by it under any Finance Document; and
(ii)
forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party.
(c)
Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)
If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Lenders.
(e)
The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).
30.4.
No fiduciary duties to Obligors

Nothing in this Agreement constitutes the Security Agent as an agent, trustee or fiduciary of any Obligors.

30.5.
Authority of Security Agent
(a)
If in connection with any Enforcement Action:
(i)
the Security Agent sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset under any Transaction Security Document; or
(ii)
a member of the Group sells or otherwise disposes of (or proposes to sell or otherwise dispose of) any asset at the request or direction of the Security Agent,

the Security Agent may, at the cost and expense of the Obligors, and is irrevocably hereby authorised by each Obligor to:

(A)
release in any manner whatsoever any Transaction Security created or purported to be created over the relevant asset; and
(B)
(if the relevant asset comprises all the shares in the capital of a member of the Group) release that member of the Group and any of its direct or indirect Subsidiaries from all past, present and future liabilities (both actual and contingent) including all its obligations in its capacity as a guarantor or borrower (including any liability to any other Obligor by way of guarantee, contribution, subrogation or indemnity) of the whole or any part of the Liabilities and release any Security granted by that member of the Group or any of its direct or indirect Subsidiaries over any asset under any Transaction Security Document.
(b)
Each Obligor hereby irrevocably authorises the Security Agent to release in any manner whatsoever any Security and any guarantee upon the sale or disposal of any asset (including shares) pursuant to an Enforcement Action provided that such sale or disposal complies with the terms of the Finance Documents (including as a result of any consent in accordance with any Finance Document) and such release is a condition of the terms of such sale or disposal or is otherwise necessary in order for such sale or disposal to be completed.
(c)
Each Obligor undertakes in favour of the Security Agent to promptly execute any releases or other documents and take any action which the Security Agent may reasonably require in order to give effect to this Clause 30.24.
(d)
The release of any Obligor or member of the Group as contemplated in this Clause 30.5 will not affect or otherwise reduce the obligations and/or liabilities of any other member of the Group to the Finance Parties.
30.6.
All enforcement action through the Security Agent

Without the prior written consent of the Security Agent, none of the other Finance Parties shall have any independent power to enforce any of the Transaction Security Documents, in respect of which the Security Agent acts as security trustee or agent, or to exercise any rights, discretions or powers or to grant any consents or releases under or pursuant to any such Transaction Security Documents, or otherwise have direct recourse to the security and/or guarantees constituted by any of such Transaction Security Documents except through the Security Agent.

30.7.
No duty to account

The Security Agent shall not be bound to account to any other Finance Party for any sum or the profit element of any sum received by it for its own account.

30.8.
Business with the Group

The Security Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

30.9.
Rights and discretions
(a)
The Security Agent may:
(i)
rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;
(ii)
assume that:
(A)
any instructions received by it from the Majority Lenders, any Lender or any group of Lenders are duly given in accordance with the terms of the Finance Documents;
(B)
unless it has received notice of revocation, that those instructions have not been revoked; and
(C)
if it receives any instructions to act in relation to the Transaction Security, that all applicable conditions under the Finance Documents for so acting have been satisfied; and

(iii)
rely on a certificate from any person:
(A)
as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or
(B)
to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)
The Security Agent may assume (unless it has received notice to the contrary in its capacity as security trustee for the Finance Parties) that:
(i)
no Default has occurred;
(ii)
any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and
(iii)
any notice made by the Borrower is made on behalf of and with the consent and knowledge of all the Obligors.
(c)
The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.
(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by any Lender) if the Security Agent in its reasonable opinion deems this to be desirable.
(e)
The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.
(f)
The Security Agent, any Receiver and any Delegate may act in relation to the Finance Documents and the Charged Property through its officers, employees and agents and shall not:
(i)
be liable for any error of judgement made by any such person; or
(ii)
be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person,

unless such error or such loss was directly caused by the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct.

(g)
Unless a Finance Document expressly specifies otherwise, the Security Agent may disclose to any other Party any information it reasonably believes it has received as security trustee under the Finance Documents.
(h)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.
(i)
Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.
30.10.
Responsibility for documentation

None of the Security Agent, any Receiver nor any Delegate is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent, an Obligor or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Charged Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Charged Property; or
(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.
30.11.
No duty to monitor

The Security Agent shall not be bound to enquire:

(a)
whether or not any Default has occurred;
(b)
as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c)
whether any other event specified in any Finance Document has occurred.

30.12.
Exclusion of liability
(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate), none of the Security Agent, any Receiver nor any Delegate will be liable for:
(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Charged Property unless caused by its gross negligence or wilful misconduct;
(ii)
exercising or not exercising any right, power, authority or discretion given to it by, or in connection with, any Finance Document, the Charged Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Charged Property;
(iii)
any shortfall which arises on the enforcement or realisation of the Charged Property; or
(iv)
without prejudice to the generality of paragraphs above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:
(A)
any act, event or circumstance not reasonably within its control; or
(B)
the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Charged Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this paragraph (b) subject to clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)
Nothing in this Agreement shall oblige the Security Agent to carry out:
(i)
any "know your customer" or other checks in relation to any person; or
(ii)
any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender,

on behalf of any Lender and each Lender confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(d)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Charged Property shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, Receiver or Delegate (as the case may be) at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, Receiver or Delegate (as the case may be) has been advised of the possibility of such loss or damages.
30.13.
Lenders' indemnity to the Security Agent
(a)
Each Lender shall (in the proportion to its Commitments), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).
(b)
Subject to paragraph (c) below, the Borrower shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.
(c)
Paragraph (a) above shall not apply to the extent that the indemnity payment in respect of which a Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.

30.14.
Resignation of the Security Agent
(a)
The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the Lenders and the Parent.
(b)
Alternatively the Security Agent may resign by giving 30 days' notice to the Lenders and the Parent, in which case the Majority Lenders may appoint a successor Security Agent.
(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent (after consultation with the Agent) may appoint a successor Security Agent.
(d)
The retiring Security Agent shall, at the cost of the Borrower, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Borrower shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.
(e)
The Security Agent's resignation notice shall only take effect upon:
(i)
the appointment of a successor; and
(ii)
the transfer of all the Charged Property to that successor.
(f)
Upon the appointment of a successor, the retiring Security Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under Clause 30.26 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit of this Clause 30.14 and Clause 17.4 (Indemnity to the Security Agent) (and any Security Agent fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.
(g)
After consultation with the Parent, the Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

30.15.
Confidentiality
(a)
In acting as trustee for the Finance Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any other of its divisions or departments.
(b)
If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.
(c)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty.
30.16.
Information from the Lenders

Each Lender shall supply the Security Agent with any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

30.17.
Credit appraisal by the Finance Parties

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)
the financial condition, status and nature of each member of the Group;
(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Charged Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Charged Property;
(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Charged Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Charged Property;
(d)
the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and
(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.
30.18.
Security Agent's management time and additional remuneration
(a)
Any amount payable to the Security Agent under Clause 30.13 (Lenders' indemnity to the Security Agent), Clause 19 (Costs and Expenses) or Clause 17.4 (Indemnity to the Security Agent) shall include the cost of utilising the Security Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Parent and the Lenders, and is in addition to any other fee paid or payable to the Security Agent.
(b)
Without prejudice to paragraph (a) above, in the event of:
(i)
a Default;
(ii)
the Security Agent being requested by an Obligor, the Majority Lenders or all Lenders (as the case may be) to undertake duties which the Security Agent and the Parent agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or
(iii)
the Security Agent and the Borrower agreeing that it is otherwise appropriate in the circumstances,

the Borrower shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)
If the Security Agent and the Borrower fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (a) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Parent or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrower) and the determination of any investment bank shall be final and binding upon the Parties.
30.19.
Reliance and engagement letters

The Security Agent may obtain and rely on any certificate or report from any Obligor's auditor and may enter into any reliance letter or engagement letter relating to that certificate or report on such terms as it may consider appropriate (including, without limitation, restrictions on the auditor's liability and the extent to which that certificate or report may be relied on or disclosed).

30.20.
No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)
require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;
(b)
obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;
(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;
(d)
take, or to require any Obligor to take, any step to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or
(e)
require any further assurance in relation to any Transaction Security Document.
30.21.
Insurance by Security Agent
(a)
The Security Agent shall not be obliged:
(i)
to insure any of the Charged Property;
(ii)
to require any other person to maintain any insurance; or
(iii)
to verify any obligation to arrange or maintain insurance contained in any Finance Document,

and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)
Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Majority Lenders request it to do so in writing and the Security Agent fails to do so within fourteen days after receipt of that request.

30.22.
Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

30.23.
Delegation by the Security Agent
(a)
Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.
(b)
That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Finance Parties.
(c)
No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.
30.24.
Additional Security Agents
(a)
The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:
(i)
if it considers that appointment to be in the interests of the Finance Parties;
(ii)
for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or
(iii)
for obtaining or enforcing any judgment in any jurisdiction,

and the Security Agent shall give prior notice to the Borrower and the Lenders of that appointment.

(b)
Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.
(c)
The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.
30.25.
Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Obligor may have to any of the Charged Property and shall not be liable for, or bound to require any Obligor to remedy, any defect in its right or title.

30.26.
Winding up of trust

If the Security Agent, with the approval of the Agent, determines that:

(a)
all of the obligations secured by the Transaction Security Documents have been fully and finally discharged; and
(b)
no Finance Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents,

then:

(i)
the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Transaction Security Documents; and
(ii)
any Security Agent which has resigned pursuant to Clause 30.14 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Transaction Security Document.
30.27.
Powers supplemental to Trustee Acts

The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

30.28.
Disapplication of Trustee Acts

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

30.29.
Intra-Group lenders and debtors: Power of Attorney
(a)
Each Obligor as intra-Group lender and debtor by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which that Obligor as intra-Group lender or debtor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit), provided that no such power may be used unless either (i) further action is required in connection with the preservation of any rights under a Transaction Security Documents, (ii) an Event of Default is continuing or (iii) the Security Agent has requested an Obligor in writing to take action pursuant to clause 24.36 (Further assurance) and the Obligor has failed to take that action as soon as reasonably practicable after receipt of that request.
(b)
Each Obligor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the proper exercise or purported exercise of the power of attorney granted by it in this Clause 30.29 (Intra-Group lenders and debtors: Power of Attorney).
31.
CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)
interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)
oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or
(c)
oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
32.
SHARING AMONG THE FINANCE PARTIES
32.1.
Payments to Finance Parties
(a)
Subject to paragraph (b) below, if a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 33 (Payment mechanics) (a "Recovered Amount") and applies that amount to a payment due under the Finance Documents then:
(i)
the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent;
(ii)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 33 (Payment mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
(iii)
the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 33.6 (Partial payments).
(b)
Paragraph (a) above shall not apply to any amount received or recovered by an Issuing Bank in respect of any cash cover provided for the benefit of that Issuing Bank.
32.2.
Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 33.6 (Partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

32.3.
Recovering Finance Party's rights

On a distribution by the Agent under Clause 32.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

32.4.
Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and
(b)
as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

32.5.
Exceptions
(a)
This Clause 32 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.
(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:
(i)
it notified the other Finance Party of the legal or arbitration proceedings; and
(ii)
the other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

33.
PAYMENT MECHANICS
33.1.
Payments to the Agent
(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.
(b)
Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Agent) and with such bank as the Agent, in each case, specifies.
33.2.
Distributions by the Agent

Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 33.3 (Distributions to an Obligor) and Clause 33.4 (Clawback and pre-funding) be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Party).

33.3.
Distributions to an Obligor

The Agent may (with the consent of the Obligor or in accordance with Clause 34 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

33.4.
Clawback and pre-funding
(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.
(b)
Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.
(c)
If the Agent has notified the Lenders that it is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:
(i)
the Agent shall notify the Borrower of that Lender's identity and the Borrower shall on demand refund it to the Agent; and
(ii)
the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.
33.5.
Impaired Agent
(a)
If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 33.1 (Payments to the Agent) may instead either:
(i)
pay that amount direct to the required recipient(s); or
(ii)
if in its absolute discretion it considers that it is not reasonably practicable to pay that amount direct to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with an Acceptable Bank within the meaning of paragraph (a) of the definition of "Acceptable Bank" and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the payment (the "Paying Party") and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the "Recipient Party" or "Recipient Parties").

In each case such payments must be made on the due date for payment under the Finance Documents.

(b)
All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.
(c)
A Party which has made a payment in accordance with this Clause 33.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.
(d)
Promptly upon the appointment of a successor Agent in accordance with Clause 29.12 (Replacement of the Agent), each Paying Party shall (other than to the extent that that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 33.2 (Distributions by the Agent).
(e)
A Paying Party shall, promptly upon request by a Recipient Party and to the extent:
(i)
that it has not given an instruction pursuant to paragraph (d) above; and
(ii)
that it has been provided with the necessary information by that Recipient Party,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

33.6.
Partial payments
(a)
If the Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to discharge all the amounts then due and payable by an Obligor under those Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:
(i)
first, in or towards payment pro rata of any unpaid amount owing to the Agent, the Security Agent or the Issuing Bank (other than any amount under Clause 6.2 (Claims under a Letter of Credit), or, to the extent relating to the reimbursement of a claim (as defined in Clause 6 (Letters of Credit)), Clause 6.3 (Indemnities)) under the Finance Documents;
(ii)
secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under those Finance Documents;
(iii)
thirdly, in or towards payment pro rata of any principal due but unpaid under those Finance Documents and any amount due but unpaid under Clauses 6.2 (Claims under a Letter of Credit) and 6.3 (Indemnities); and
(iv)
fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
(b)
The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above.
(c)
Paragraphs (a) and (b) above will override any appropriation made by an Obligor.
33.7.
Set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

33.8.
Business Days
(a)
Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).
(b)
During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
33.9.
Currency of account
(a)
Subject to paragraphs (b) to (e) below, US$ is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)
A repayment of a Utilisation or Unpaid Sum or a part of a Utilisation or Unpaid Sum shall be made in the currency in which that Utilisation or Unpaid Sum is denominated, pursuant to this Agreement, on its due date.
(c)
Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement, when that interest accrued.
(d)
Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(e)
Any amount expressed to be payable in a currency other than US$ shall be paid in that other currency.
33.10.
Change of currency
(a)
Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Borrower); and
(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).
(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the relevant market and otherwise to reflect the change in currency.
33.11.
Disruption to payment systems etc.

If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Borrower that a Disruption Event has occurred:

(a)
the Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances;

(b)
the Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;
(c)
the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;
(d)
any such changes agreed upon by the Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 39 (Amendments and Waivers);
(e)
the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 33.11; and
(f)
the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
34.
SET-OFF

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

35.
NOTICES
35.1.
Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by email or letter.

35.2.
Addresses

The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)
in the case of the Borrower, that identified with its name below;

(b)
in the case of each Lender, the Issuing Bank or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and
(c)
in the case of the Agent or the Security Agent, that identified with its name below,

or any substitute address, fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.

35.3.
Delivery
(a)
Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address and, if a particular department or officer is specified as part of its address details provided under Clause 35.2 (Addresses), if addressed to that department or officer.
(b)
Any communication or document to be made or delivered to the Agent or the Security Agent will be effective only when actually received by the Agent or Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent's or Security Agent's signature below (or any substitute department or officer as the Agent or Security Agent shall specify for this purpose).
(c)
All notices from or to an Obligor shall be sent through the Agent.
(d)
Any communication or document made or delivered to the Borrower in accordance with this Clause 35.3 will be deemed to have been made or delivered to each of the Obligors.
(e)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day.
35.4.
Notification of address

Promptly upon changing its address, the Agent shall notify the other Parties.

35.5.
Communication when Agent is Impaired Agent

If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

35.6.
Electronic communication
(a)
Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:
(i)
notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and
(ii)
notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.
(b)
Any such electronic communication or delivery as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.
(c)
Any such electronic communication or document as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent or the Security Agent only if it is addressed in such a manner as the Agent or Security Agent shall specify for this purpose.
(d)
Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.
(e)
Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this Clause 35.6.
35.7.
Direct electronic delivery by the Borrower

The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to a Lender by delivering that information directly to that Lender in accordance with Clause 35.6 (Electronic communication) to the extent that Lender and the Agent agree to this method of delivery.

35.8.
English language
(a)
Any notice given under or in connection with any Finance Document must be in English.

(b)
All other documents provided under or in connection with any Finance Document must be:
(i)
in English; or
(ii)
if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.
36.
CALCULATIONS AND CERTIFICATES
36.1.
Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

36.2.
Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

36.3.
Day count convention and interest calculation
(a)
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:
(i)
on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the relevant market differs, in accordance with that market practice); and
(ii)
subject to paragraph (b) below, without rounding.
(b)
The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to 2 decimal places.
37.
PARTIAL INVALIDITY

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

38.
REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Finance Party or Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

39.
AMENDMENTS AND WAIVERS
39.1.
Required consents
(a)
Subject to Clause 39.2 (All Lender matters) and Clause 39.3 (Other exceptions), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.
(b)
The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 39.
(c)
Without prejudice to the generality of paragraphs (c), (d) and (e) of Clause 29.6 (Rights and discretions), the Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.
(d)
Each Obligor agrees to any such amendment or waiver permitted by this Clause 39 which is agreed to by the Borrower. This includes any amendment or waiver which would, but for this paragraph (d), require the consent of all of the Guarantors.
39.2.
All Lender matters

An amendment, waiver or (in the case of a Transaction Security Document) a consent of, or in relation to, any term of any Finance Document that has the effect of changing or which relates to:

(a)
the definition of "Majority Lenders" in Clause 1.1 (Definitions);
(b)
an extension to the date of payment of any amount under the Finance Documents (other than in relation to Clause 8.5 (Mandatory prepayment and cancellation));
(c)
a reduction in the applicable Margin or MOIC Coefficient or a reduction in the amount of any payment of principal fees or commission payable;
(d)
a change in currency of payment of any amount under the Finance Documents;

(e)
an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably;
(f)
a change to the Borrower or Guarantors other than in accordance with Clause 28 (Changes to the Obligors);
(g)
any provision which expressly requires the consent of all the Lenders;
(h)
Clause 2.2 (Finance Parties' rights and obligations), Clause 4.1 (Delivery of a Utilisation Request), Clause 8.1 (Illegality), Clause 8.5 (Mandatory prepayment and cancellation), the definition of "Change of Control" in Clause 1.1 (Definitions), Clause 9.3 (Application of mandatory prepayments and cancellation), Clause 13.8 (Application of prepayments), Clause 26 (Changes to the Lenders), Clause 28 (Changes to the Obligors), this Clause 39, Clause 44 (Governing law) or Clause 45.1 (Jurisdiction of English courts);
(i)
(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:
(i)
the guarantee and indemnity granted under Clause 21 (Guarantee and Indemnity);
(ii)
the Charged Property; or
(iii)
the manner in which the proceeds of enforcement of the Transaction Security are distributed.

(except in the case of paragraphs (ii) and (iii) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

(j)
the release of any guarantee and indemnity granted under Clause 21 (Guarantee and Indemnity) or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is permitted under this Agreement or any other Finance Document; or
(k)
any amendment to the order of priority or subordination under the Subordination Deed,

shall not be made, or given, without the prior consent of all the Lenders.

39.3.
Other exceptions

An amendment or waiver which relates to the rights or obligations of the Agent, the Security Agent or the Issuing Bank (each in their capacity as such) may not be effected without the consent of the Agent, the Security Agent or the Issuing Bank, as the case may be.

39.4.
Changes to reference rates
(a)
Subject to Clause 39.3 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate any amendment or waiver which relates to:
(i)
providing for the use of a Replacement Reference Rate in place of that Published Rate; and
(ii)
(A)
aligning any provision of any Finance Document to the use of that Replacement Reference Rate;
(B)
enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);
(C)
implementing market conventions applicable to that Replacement Reference Rate;
(D)
providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or
(E)
adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Borrower, provided that in all cases, any amendment or waiver in respect of the above is subject to the consent and determination by the Agent that any such amendments or waivers are operationally and administratively feasible for the Agent.

(b)
If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) above within ten Business Days (or such longer time period in relation to any request which the Borrower and the Agent may agree) of that request being made:
(i)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the relevant Facility/ies when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and
(ii)
its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
(c)
In this Clause 39.4:

"Published Rate" means:

(i)
the Term SOFR for any Quoted Tenor; or
(ii)
SOFR.

"Published Rate Replacement Event" means, in relation to a Published Rate:

(i)
the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Obligors, materially changed;
(ii)
(A)
(1)
the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or
(2)
information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(B)
the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(C)
the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;
(D)
the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used; or
(iii)
the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(A)
the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Obligors) temporary; or
(B)
that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the period opposite that Published Rate in Schedule 10 (Published Rate Contingency Periods); or
(iv)
in the opinion of the Majority Lenders and the Obligors, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

"Quoted Tenor" means, in relation to Term SOFR, any period for which that rate is customarily displayed on the relevant page or screen of an information service.

"Relevant Nominating Body" means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

"Replacement Reference Rate" means a reference rate which is:

(i)
formally designated, nominated or recommended as the replacement for a Published Rate by:
(A)
the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(B)
any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (B) above;

(ii)
in the opinion of the Majority Lenders and the Obligors, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or
(iii)
in the opinion of the Majority Lenders and the Obligors, an appropriate successor to a Published Rate.
39.5.
Excluded Commitments

If:

(a)
any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 15 Business Days of that request being made; or
(b)
any Lender which is not a Defaulting Lender fails to respond to such a request (other than an amendment, waiver or consent referred to in paragraphs (b), (c) and (e) of Clause 39.2 (All Lender matters)) or such a vote within 15 Business Days of that request being made,

(unless, in either case, the Borrower and the Agent agree to a longer time period in relation to any request):

(i)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and
(ii)
its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

39.6.
Replacement of Lender
(a)
If:
(i)
any Lender becomes a Non-Consenting Lender (as defined in paragraph (d) below); or
(ii)
an Obligor becomes obliged to repay any amount in accordance with Clause 8.1 (Illegality) or to pay additional amounts pursuant to Clause 16.1 (Increased Costs), Clause 15.2 (Tax gross-up) or Clause 15.3 (Tax Indemnity) to any Lender, then the Borrower may, on 10 Business Days' prior written notice to the Agent and such Lender, replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 26 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution (a "Replacement Lender") which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 26 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisation and all amounts payable in relation thereto under the Finance Documents.

(b)
The replacement of a Lender pursuant to this Clause 39.6 shall be subject to the following conditions:
(i)
the Borrower shall have no right to replace the Agent or Security Agent;
(ii)
neither the Agent nor the Lender shall have any obligation to the Borrower to find a Replacement Lender;
(iii)
in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 90 days after the date on which that Lender is deemed a Non-Consenting Lender;
(iv)
in no event shall the Lender replaced under this Clause 39.6 be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and
(v)
the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer.
(c)
A Lender shall perform the checks described in paragraph (b)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a)

above and shall notify the Agent and the Borrower when it is satisfied that it has complied with those checks.
(d)
In the event that:
(i)
the Borrower or the Agent (at the request of the Borrower) has requested the Lenders to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the Finance Documents;
(ii)
the consent, waiver or amendment in question requires the approval of all the Lenders; and
(iii)
Lenders whose Commitments aggregate in the case of a consent, waiver or amendment requiring the approval of all the Lenders, more than 90 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 90 per cent. of the Total Commitments prior to that reduction) have consented or agreed to such waiver or amendment then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a "Non-Consenting Lender".
39.7.
Disenfranchisement of Defaulting Lenders
(a)
For so long as a Defaulting Lender has any Available Commitment, in ascertaining:
(i)
the Majority Lenders; or
(ii)
whether:
(A)
any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments; or
(B)
the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents,

that Defaulting Lender's Commitments will be reduced by the amount of its Available Commitments and, to the extent that that reduction results in that Defaulting Lender's Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.

(b)
For the purposes of this Clause 39.7, the Agent may assume that the following Lenders are Defaulting Lenders:
(i)
any Lender which has notified the Agent that it has become a Defaulting Lender;

(ii)
any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of "Defaulting Lender" has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

39.8.
Replacement of a Defaulting Lender
(a)
The Borrower may, at any time a Lender has become and continues to be a Defaulting Lender, by giving 10 Business Days' prior written notice to the Agent and such Lender replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 26 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to an Eligible Institution (a "Replacement Lender") which is acceptable which confirms its willingness to assume and does assume all the obligations, or all the relevant obligations, of the transferring Lender in accordance with Clause 26 (Changes to the Lenders) for a purchase price in cash payable at the time of transfer which is either:
(i)
in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all amounts payable in relation thereto under the Finance Documents; or
(ii)
in an amount agreed between that Defaulting Lender, the Replacement Lender and the Borrower and which does not exceed the amount described in paragraph (i) above.
(b)
Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 39.8 shall be subject to the following conditions:
(i)
the Borrower shall have no right to replace the Agent or Security Agent;
(ii)
neither the Agent nor the Defaulting Lender shall have any obligation to the Borrower to find a Replacement Lender;
(iii)
the transfer must take place no later than 90 days after the notice referred to in paragraph (a) above;
(iv)
in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and
(v)
the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender.
(c)
The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Borrower when it is satisfied that it has complied with those checks.
40.
CONFIDENTIAL INFORMATION
40.1.
Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 40.2 (Disclosure of Confidential Information) and Clause 40.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

40.2.
Disclosure of Confidential Information

Any Finance Party may disclose:

(a)
to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;
(b)
to any person:
(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as

Agent or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;
(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 29.14 (Relationship with the Lenders));
(iv)
who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;
(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;
(vi)
to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;
(vii)
to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 26.9 (Security over Lenders' rights);
(viii)
who is a Party; or
(ix)
with the consent of the Borrower,

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;
(B)
in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;
(C)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances; and
(c)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and
(d)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.
40.3.
Disclosure to numbering service providers
(a)
Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facility and/or one or more Obligors the following information:
(i)
names of Obligors;
(ii)
country of domicile of Obligors;
(iii)
place of incorporation of Obligors;
(iv)
date of this Agreement;
(v)
Clause 44 (Governing law);
(vi)
the names of the Agent;
(vii)
date of each amendment and restatement of this Agreement;
(viii)
amounts of, and names of, the Facility;

(ix)
amount of Total Commitments;
(x)
currencies;
(xi)
type of Facility;
(xii)
ranking of Facility;
(xiii)
Repayment Date for the Facility;
(xiv)
changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and
(xv)
such other information agreed between such Finance Party and the Borrower,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)
The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facility and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.
(c)
Each Obligor represents that none of the information set out in paragraphs (i) to (xv) of paragraph (a) above is, nor will at any time be, unpublished price-sensitive information.
(d)
The Agent shall notify the Borrower and the other Finance Parties of:
(i)
the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facility and/or one or more Obligors; and
(ii)
the number or, as the case may be, numbers assigned to this Agreement, the Facility and/or one or more Obligors by such numbering service provider.
40.4.
Entire agreement

This Clause 40 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

40.5.
Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

40.6.
Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 40.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and
(b)
upon becoming aware that Confidential Information has been disclosed in breach of this Clause 40.
40.7.
Continuing obligations

The obligations in this Clause 40 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve months from the earlier of:

(a)
the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)
the date on which such Finance Party otherwise ceases to be a Finance Party.
41.
BAIL-IN
41.1.
Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)
any Bail-In Action in relation to any such liability, including (without limitation):
(i)
a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)
a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)
a cancellation of any such liability; and
(b)
a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
41.2.
Bail-in definitions

In this Clause 41:

"Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

"Bail-In Action" means the exercise of any Write-down and Conversion Powers. "Bail-In Legislation" means:

(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;
(b)
in relation to the United Kingdom, the UK Bail-In Legislation; and
(c)
in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

"Write-down and Conversion Powers" means:

(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)
in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(c)
in relation to any other applicable Bail-In Legislation:
(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

any similar or analogous powers under that Bail-In Legislation.

42.
DISCLOSURE OF LENDER DETAILS BY AGENT
42.1.
Supply of Lender details to the Borrower

The Agent shall provide to the Borrower within five Business Days of a request by the Borrower (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the transmission of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents.

42.2.
Supply of Lender details at the Borrower's direction
(a)
The Agent shall, at the request of the Borrower, disclose the identity of the Lenders and the details of the Lenders' Commitments to any:
(i)
other Party or any other person if that disclosure is made to facilitate, in each case, a refinancing of the Financial Indebtedness arising under the Finance Documents or a material waiver or amendment of any term of any Finance Document; and
(ii)
member of the Group.
(b)
Subject to paragraph (c) below, the Borrower shall procure that the recipient of information disclosed pursuant to paragraph (a) above shall keep such information confidential and shall not disclose it to anyone and shall ensure that all such information is protected with security measures and a degree of care that would apply to the recipient's own confidential information.
(c)
The recipient may disclose such information to any of its officers, directors, employees, professional advisers, auditors and partners as it shall consider appropriate if any such person is informed in writing of its confidential nature, except that there shall be no such requirement to so inform if that person is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by duties of confidentiality in relation to the information.
42.3.
Supply of Lender details to other Lenders
(a)
If a Lender (a "Disclosing Lender") indicates to the Agent that the Agent may do so, the Agent shall disclose that Lender's name and Commitment to any other Lender that is, or becomes, a Disclosing Lender.
(b)
The Agent shall, if so directed by the Requisite Lenders, request each Lender to indicate to it whether it is a Disclosing Lender.
42.4.
Lender enquiry

If any Lender believes that any entity is, or may be, a Lender and:

(a)
that entity ceases to have an Investment Grade Rating; or
(b)
an Insolvency Event occurs in relation to that entity,

the Agent shall, at the request of that Lender, indicate to that Lender the extent to which that entity has a Commitment.

42.5.
Lender details definitions

In this Clause 42:

"Investment Grade Rating" means, in relation to an entity, a rating for its long-term unsecured and non credit-enhanced debt obligations of BBB- or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or Baa3 or higher by Moody's Investors Service Limited or a comparable rating from an internationally recognised credit rating agency.

"Requisite Lenders" means a Lender or Lenders whose Commitments aggregate 15 per cent. (or more) of the Total Commitments (or if the Total Commitments have been reduced to zero, aggregated 15 per cent. (or more) of the Total Commitments immediately prior to that reduction).

43.
COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

44.
GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

45.
ENFORCEMENT
45.1.
Jurisdiction of English courts
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)
The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
(c)
Notwithstanding paragraphs (a) and (b) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

45.2.
Service of process
(a)
Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)
irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document (and the Borrower by its execution of this Agreement, accepts that appointment); and
(ii)
agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within five Business Days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES

SCHEDULE 2

CONDITIONS PRECEDENT

SCHEDULE 3

UTILISATION REQUEST

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

SCHEDULE 6

FORM OF ACCESSION DEED

SCHEDULE 7

LMA FORM OF CONFIDENTIALITY UNDERTAKING

SCHEDULE 8

FORMS OF NOTIFIABLE DEBT PURCHASE TRANSACTION NOTICE

SCHEDULE 9

REPAYMENT SCHEDULE

SCHEDULE 10

PUBLISHED RATE CONTINGENCY PERIODS

SCHEDULE 11

FORM OF LETTER OF CREDIT

SCHEDULE 12

DUE DILIGENCE DOCUMENTS

SIGNATURES

[Signature pages not restated]

[Signature page – Senior Facility Agreement]

SIGNATURES

The Parent

EXECUTED for and on behalf of NSCALE GLOBAL HOLDINGS LIMITED as the Parent

/s/ Josh Payne
Name:	Joshua Payne
Title:	Director

Intermediate HoldCo

EXECUTED for and on behalf of
NSCALE INTERMEDIATE HOLDINGS LIMITED as Intermediate HoldCo

/s/ Alex Sharp
Name:	Alex Sharp
Title:	COO Director

The Borrower

EXECUTED for and on behalf of
NSCALE DRIFT II HOLDINGS LTD as Borrower

/s/ RST Huisman
Name:	RST Huisman
Title:	Director

[Project Narwhal – Signature Page to SFA Amendment and Restatement Agreement]

The Guarantors
EXECUTED on behalf of
NSCALE DRIFT II HOLDINGS AS as a Guarantor

/s/ Josh Payne
Name:	Joshua Payne
Title:	Director

EXECUTED on behalf of
NSCALE DRIFT II AS as a Guarantor

/s/ Josh Payne
Name:	Joshua Payne
Title:	Director

[Project Narwhal – Signature Page to SFA Amendment and Restatement Agreement]

The Original Lender

EXECUTED for and on behalf of

MACQUARIE BANK LIMITED (LONDON BRANCH)

as Original Lender

	/s/ Karl Henson		/s/ Lou Tricario
Name:	Karl Henson	Name:	Lou Tricarico
Title:	Attorney	Title:	Managing Director

The Issuing Bank

EXECUTED for and on behalf of

MACQUARIE BANK LIMITED (LONDON BRANCH)

as Issuing Bank

	/s/ Karl Henson		/s/ Lou Tricario
Name:	Karl Henson	Name:	Lou Tricarico
Title:	Attorney	Title:	Managing Director

The Agent

EXECUTED for and on behalf of

MACQUARIE BANK LIMITED (LONDON BRANCH)

as Agent

	/s/ Karl Henson		/s/ Lou Tricario
Name:	Karl Henson	Name:	Lou Tricarico
Title:	Attorney	Title:	Managing Director

[Project Narwhal – Signature Page to SFA Amendment and Restatement Agreement]

The Security Agent

EXECUTED on behalf of

MACQUARIE BANK LIMITED (LONDON BRANCH)

as Security Agent

	/s/ Karl Henson		/s/ Lou Tricario
Name:	Karl Henson	Name:	Lou Tricarico
Title:	Attorney	Title:	Managing Director

[Project Narwhal – Signature Page to SFA Amendment and Restatement Agreement]